                                        [William Blair Logo] William Blair Funds


                                                              SEMI-ANNUAL REPORT
                          ------------------------------------------------------
                              JUNE 30, 2000

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

  A Letter from the President...............................    2
GROWTH FUND
  A Letter from the Portfolio Managers......................    4
  Portfolio of Investments..................................    6
TAX-MANAGED GROWTH FUND
  A Letter from the Portfolio Managers......................    7
  Portfolio of Investments..................................    9
LARGE CAP GROWTH FUND
  A Letter from the Portfolio Managers......................   10
  Portfolio of Investments..................................   12
SMALL CAP GROWTH FUND
  A Letter from the Portfolio Managers......................   13
  Portfolio of Investments..................................   16
INTERNATIONAL GROWTH FUND
  A Letter from the Portfolio Manager.......................   17
  Portfolio of Investments..................................   19
EMERGING MARKETS GROWTH FUND
  A Letter from the Portfolio Managers......................   22
  Portfolio of Investments..................................   24
DISCIPLINED LARGE CAP FUND
  A Letter from the Portfolio Manager.......................   25
  Portfolio of Investments..................................   27
VALUE DISCOVERY FUND
  A Letter from the Portfolio Managers......................   29
  Portfolio of Investments..................................   32
INCOME FUND
  A Letter from the Portfolio Managers......................   33
  Portfolio of Investments..................................   35
READY RESERVES FUND
  A Letter from the Portfolio Managers......................   37
  Portfolio of Investments..................................   38
FINANCIAL STATEMENTS........................................   40
NOTES TO FINANCIAL STATEMENTS...............................   47
BOARD OF TRUSTEES...........................................   64
OFFICERS....................................................   64

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE WILLIAM BLAIR FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY A PROSPECTUS OF THE WILLIAM BLAIR FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

June 30, 2000                                            William Blair Funds   1

--------------------------------------------------------------------------------
A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

[PHOTO]

Marco Hanig

Dear Shareholders:

After several years of sharply increasing stock prices, the first half of the year 2000 saw the market move mostly sideways--with significant volatility along the way. Sandwiched between positive returns in the first and last two months of the semi-annual period was a significant market correction in March and April, particularly in the technology sector.

Year-to-date, large cap stocks were flat (S&P 500: -0.4%), small cap stocks were up slightly (Russell 2000: +3.0%), and international equity markets declined slightly (MSCI All Country Ex-US: -3.3%). Among different asset classes, on average growth stocks outperformed value stocks, and small cap stocks beat large cap stocks. According to Morningstar, the best performing group of diversified mutual funds was Small Cap Growth (+10.1%), while the worst was Large Value (-1.9%).

The table on the opposite page gives an overview of the performance of each fund.*

Some of the most notable highlights are:

- The SMALL CAP GROWTH FUND was up 46.4% in the semi-annual period, compared to 10.1% for the Morningstar Small Cap Growth category average. This new Fund is only six months old and is off to a great start. The Fund benefited from some excellent stock picks, such as Biosite Diagnostics, Tessco Technologies, and Dallas Semiconductor, which are discussed in the Fund managers' letter. The Fund has also participated in a number of initial public offerings (IPOs) that made significant contributions to the Fund's performance. As the Fund grows, there can be no assurance that such contributions will continue.

- The INTERNATIONAL GROWTH FUND was up 2.0% versus a 4.0% decline for the average foreign stock fund tracked by Morningstar. As of June 30, 2000, its 1, 3 and 5-year returns place it among the top 7%/6%/5% of foreign stock funds in the Morningstar universe(1).

  Thanks to this outstanding performance, the Fund has received quite a bit of attention from the media. George Greig, the Fund's manager, made several appearances on CNBC, and the Fund was featured in the Financial Times, Investors' Business Daily, and the New York Post.

- The VALUE DISCOVERY FUND, our small cap value fund, continued to perform quite well relative to its peers, with a return of 11.8% versus 5.3% for the average fund in the Morningstar small cap value category.

  As of June 30, 2000, this Fund's 1 and 3 year performance ranks it among the top 16% and 9% of small cap value mutual funds(2). The media is also noticing this Fund, with The New York Times and Mutual Funds Magazine writing feature articles about the Fund.

  Thank you for investing with us!

  /s/ MARCO HANIG

  Marco Hanig

---------------
* All William Blair Fund performance information refers to Class N shares. Additional information regarding the Funds' performance is provided in the accompanying performance summary table.
1 The International Growth Fund's 1, 3 and 5 year return ranking is 47 among 678; 26 among 477; and 15 among 287 foreign stock funds, respectively.
2 The Value Discovery Fund's 1 and 3 year return ranking is 35 among 215 and 12 among 137 small value funds, respectively.

 2  Semi-Annual Report                                             June 30, 2000

                              PERFORMANCE SUMMARY
                       CLASS N SHARES AS OF JUNE 30, 2000

                                   AVERAGE ANNUAL TOTAL RETURN %     10 YR
                                   -----------------------------   (OR SINCE    INCEPTION
                                    YTD    1 YR    3 YR    5 YR    INCEPTION)      DATE               MORNINGSTAR RATING
                                   -----   -----   -----   -----   ----------   ----------            ------------------
GROWTH FUND                         5.37   18.06   20.55   20.11     17.71        3/20/96                    ****
Morningstar LargeCap Growth         3.10   27.20   27.00   24.90     17.90                    Among 3,642 domestic equity funds
Russell Mid Cap Growth             12.15   48.60   30.40   26.37     19.77
TAX-MANAGED GROWTH FUND             1.87                              3.70       12/27/99
Morningstar LargeCap Growth         3.10                                --
Russell 3000 Growth                 4.04                              4.86
LARGE CAP GROWTH FUND              -0.20                              1.20       12/27/99
Morningstar LargeCap Growth         3.10                                --
Russell 1000 Growth                 4.23                              4.72
SMALL CAP GROWTH FUND              46.42                             49.20       12/27/99
Morningstar SmallCap Growth        10.10                                --
Russell 2000 Growth                 1.22                              6.51
IPOs have made significant contributions to the recent performance of the Fund. There can be no assurance that such contributions will continue.

INTERNATIONAL GROWTH FUND           2.04   58.51   27.96   23.74     19.09        10/1/92                   *****
Morningstar Foreign Stock          -4.00   27.10   12.40   13.50        --                     Among 1,148 international funds
MSCI World Free Ex-US              -3.33   18.10    9.46   11.12     12.06
The Fund's 1-year performance was attributable to unusually favorable market conditions. Investors should maintain realistic expectations for future performance.

EMERGING MARKETS GROWTH FUND       -6.89   17.96                     11.83         5/1/98
Morningstar Emerging Markets       -8.80   16.40                        --
MSCI Emerging Markets Free         -7.99    9.47                      3.98
DISCIPLINED LARGE CAP FUND          0.20                              1.40       12/27/99
Morningstar Large Cap Blend         0.50                                --
S&P 500 Index                      -0.42                              0.43
VALUE DISCOVERY FUND               11.79   13.27   12.80             14.24       12/23/96                    ****
Morningstar SmallCap Value          5.30    3.30    3.50                --                    Among 3,642 domestic equity funds
Russell 2000 Value                  5.85   -0.94    3.84              8.88
INCOME FUND                         3.37    4.14    5.20    5.42      7.05        10/1/90                    ****
Morningstar Short-term Bond         2.90    4.30    5.00    5.20        --                      Among 1,684 fixed income funds
Lehman Intermediate Govt./Corp
  Index                             3.22    4.23    5.63    5.82      7.28

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

Morningstar proprietary ratings reflect risk-adjusted performance as of June 30, 2000. The ratings are subject to change every month. Ratings are calculated from a fund's three-, five, and ten-year returns in excess of 90-day T-bill returns compared to comparable funds. The top 10% of funds in a rating category receive a star rating of 5 stars, the next 22.5 receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ****/***/**** and Value Discovery Fund ***/--/-- out of 3,642/2,328/783 domestic equity funds; International Growth Fund *****/*****/-- out of 1,148/701/141 international equity funds; Income Fund ****/****/-- out of 1,684/1,287/381 fixed income funds.

June 30, 2000                                            William Blair Funds   3

 ...............................................................................
GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
A LETTER FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

Rocky Barber

[PHOTO]
Mark A. Fuller III

[PHOTO]
Gretchen S. Lash

Dear Shareholders:

For the six months ended June 30, 2000, the William Blair Growth Fund (Class N Shares) increased 5.37% on a total return basis. This compared with a negative 0.42% return by the Standard & Poor's 500 Stock Index (the S&P 500) during the same six-month period.

The second quarter was a difficult one for the market in general with the S&P 500 down 2.66% and the various growth indices down even more. During the period the Growth Fund was up .14%.

During the second quarter investors became far more cautious on both the economy and, especially, the Internet sector. Investors began to worry that the Fed would raise rates too much and drive the U.S. into a recession or a significant slowdown in growth. As a result, money came out of the more economically sensitive stocks such as retailers or capital goods manufacturers, and moved into more defensive names such as pharmaceuticals, foods and beverages. At the same time, investors began to question the business models of many Internet related companies, especially when some analysts questioned the ability of some of these companies to survive without additional equity funding. We believe the resulting correction in the Internet sector was overdue and quite necessary for a healthy market. In our view, Internet investing had become a veritable feeding frenzy during the first quarter that had created a speculative bubble that often had no basis in the companies' fundamentals.

These two trends in the market helped the relative performance of the Growth Fund as we focus on higher quality growth companies that tend to have more proven and/or defensive business models. Moreover, earlier in the year, we had reduced our exposure to the economically sensitive consumer stocks by almost half and had increased our holdings in the pharmaceutical companies. We still have a major position in the technology group, but our holdings tend to be in the more established players that have leading market shares and positive cash flows.

Going forward, we do not believe the U.S. economy is going to slip into a recession, although the Fed may do one more tightening (probably .25%) at its August meeting. We do expect economic growth to slow to a still-respectable 3% range by the end of the year, and we expect interest rates to be flattish for the period. Given such an economic scenario, we expect investors to continue to prefer the higher quality names but to become a bit less defensive. Valuations do not look extended in most sectors, with the possible exception of a few technology companies. The market is apt to remain volatile through the August Fed meeting and then will go on "election watch". However, the likelihood of another correction of the magnitude of mid-March through May appears low. We are therefore cautiously optimistic about the balance of the year for the market as a whole, and believe the high quality orientation and somewhat defensive current stature of the Fund positions it well for this economic and market environment.


/s/ ROCKY BARBER          /s/ MARK A. FULLER III    /s/ GRETCHEN S. LASH

 4  Semi-Annual Report                                             June 30, 2000

 ...............................................................................
GROWTH FUND
 ...............................................................................
--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                ---------------------------------------------------------------------------------------
                                     6/30/00           1999           1998           1997           1996           1995
                                ------------   ------------   ------------   ------------   ------------   ------------
Growth Fund (Class N)..........         5.37%         19.98%         27.15%         20.07%         17.99%         29.07%
S&P 500 Index..................         (.42)         21.04          28.57          33.36          22.96          37.58

--------------------------------------------------------------------------------
INVESTOR INFORMATION
--------------------------------------------------------------------------------

                                ---------------------------------------------------------------------------------------
                                  6/30/00(A)           1999           1998           1997           1996           1995
                                ------------   ------------   ------------   ------------   ------------   ------------
Ending Net Assets (in
  millions)....................         $714           $818           $742           $591           $502           $363
Portfolio Turnover Rate (%)....           79             52             37             34             43             32
Expense Ratio (%)..............         1.11            .86            .84            .84            .79            .65

--------------------------------------------------------------------------------
(a) Rates are annualized.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

[GRAPHIC IMAGE]

                                                                        GROWTH FUND                       S&P 500 INDEX
                                                                        -----------                       -------------
1/90                                                                       10000                              10000
12/90                                                                       9800                               9700
12/91                                                                      14100                              12600
12/92                                                                      15200                              13600
12/93                                                                      17600                              15000
12/94                                                                      18700                              15200
12/95                                                                      24200                              20900
12/96                                                                      28500                              25700
12/97                                                                      34200                              34200
12/98                                                                      43500                              44000
12/99                                                                      52200                              53300
6/00                                                                       55000                              53000

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on June 30, 2000. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2000                                            William Blair Funds   5

 ...............................................................................
GROWTH FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, JUNE 30, 2000 (all dollar amounts in thousands) (unaudited)

----------------------------------------------------    --------
SHARES                                                     VALUE
----------------------------------------------------    --------
COMMON STOCKS
TECHNOLOGY--42.9%
  325,400    *ADC Telecommunications, Inc...........    $ 27,293
  271,800    *Andrew Corporation....................       9,122
  442,000    Automatic Data Processing, Inc.........      23,675
  247,300    *BMC Software, Inc.....................       9,023
  235,000    *Cisco Systems, Inc....................      14,937
  249,800    *Computer Sciences Corporation.........      18,657
  841,300    Concord EFS, Inc.......................      21,874
  110,000    *eBay, Inc.............................       5,974
  193,400    *Galileo Technology, Inc...............       4,158
   85,420    *i2 Technologies, Inc..................       8,906
  132,000    Intel Corporation......................      17,647
  191,600    *Internet Commerce Corporation, Class
               "A"..................................       2,778
  339,800    Linear Technology Corporation..........      21,726
  169,500    *Manugistics, Inc......................       7,924
  149,772    *MarchFirst, Inc.......................       2,733
  143,600    *Microsoft Corporation.................      11,488
   82,600    Nortel Networks Corporation............       5,637
  244,700    *Oracle Corporation....................      20,570
  111,700    *PRI Automation........................       7,304
  271,000    *Tellabs, Inc..........................      18,547
  372,000    Texas Instruments......................      25,552
   32,900    *Veritas Software......................       3,718
  205,144    *Xilinx, Inc...........................      16,937
                                                        --------
                                                         306,180
                                                        --------
HEALTHCARE--15.0%
  183,100    *Amgen, Inc............................      12,863
  410,800    *Biosite Diagnostics, Inc..............      19,795
   69,300    *Genentech, Inc........................      11,920
  220,900    Eli Lilly & Company....................      22,062
  275,600    Medtronic, Inc.........................      13,728
  278,000    Pfizer, Inc............................      13,344
  266,441    Pharmacia Corporation..................      13,772
                                                        --------
                                                         107,484
                                                        --------
CONSUMER CYCLICALS--10.6%
  455,891    *Acxiom Corporation....................      12,423
  296,700    *Bed, Bath & Beyond, Inc...............      10,755
  174,000    *C D W Computer Center.................      10,875
  345,600    *DeVry, Inc............................       9,137
  139,600    Home Depot, Inc........................       6,971
  138,000    *Kohl's Corporation....................       7,676
  123,700    Omnicom Group..........................      11,017
  135,800    *StarTek, Inc..........................       6,841
                                                        --------
                                                          75,695
                                                        --------
CONSUMER STAPLES--10.3%
  596,600    *AT&T Liberty Media Group, Class "A"...      14,468
  372,500    *Cinar Corporation.....................       1,118
  164,000    *Clear Channel Communications, Inc.....      12,300
  302,800    *Cox Communications, Class "A".........      13,796
  219,600    CVS Corporation........................       8,784
  412,600    Walgreen Company.......................      13,281
  234,887    *Whole Foods Market, Inc...............       9,704
                                                        --------
                                                          73,451
                                                        --------

----------------------------------------------------    --------
SHARES OR PRINCIPAL AMOUNT                                 VALUE
----------------------------------------------------    --------
COMMON STOCKS--(CONTINUED)
CAPITAL GOODS--5.3%
  225,248    Danaher Corporation....................    $ 11,136
   64,900    Illinois Tool Works, Inc...............       3,699
  372,810    Molex, Inc., Class "A".................      13,048
  234,100    *Solectron Corporation.................       9,803
                                                        --------
                                                          37,686
                                                        --------
FINANCIAL SERVICES--5.0%
   80,775    American International Group...........       9,491
  224,000    Household International................       9,310
  629,700    MBNA Corporation.......................      17,081
                                                        --------
                                                          35,882
                                                        --------
COMMUNICATION SERVICES--2.8%
  130,000    *Powertel, Inc.........................       9,222
  257,150    Vodafone Airtouch plc ADR..............      10,656
                                                        --------
                                                          19,878
                                                        --------
TRANSPORTATION--1.6%
  339,700    *Iron Mountain, Inc....................      11,550
                                                        --------
TOTAL COMMON STOCK--93.5%
  (cost $427,329)...................................     667,806
                                                        --------
CONVERTIBLE BOND--0.5%
$   4,612    The Sports Authority, Inc., 5.25%
               Subordinated Debentures, due 9/15/01
               (cost $4,186)........................       3,298
                                                        --------
CONVERTIBLE PREFERRED STOCK--1.3%
  553,900    Innkeepers USA Trust 8.625%, Series A
               Cumulative Convertible Preferred
               Shares of Beneficial Interest, due
               9/15/01 (cost $13,848)...............       9,139
                                                        --------
SHORT-TERM INVESTMENTS
$  28,181    Associates Corp. of North America
               Demand Note, 6.01%, due 7/3/00.......      28,181
                                                        --------
TOTAL SHORT-TERM INVESTMENTS--3.9%
  (cost $28,181)....................................      28,181
                                                        --------
TOTAL INVESTMENTS--99.2%
  (cost $473,544)...................................     708,424
CASH AND OTHER ASSETS, LESS LIABILITIES--0.8%.......       5,759
                                                        --------
NET ASSETS--100.0%..................................    $714,183
                                                        ========

---------------

* Non-income producing securities
ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.
 6  Semi-Annual Report                                             June 30, 2000

 ...............................................................................
TAX-MANAGED GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
A LETTER FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

John F. Jostrand

[PHOTO]
Gregory J. Pusinelli

[PHOTO]
Michelle R. Seitz

Dear Shareholders:

The William Blair Tax-Managed Growth Fund (Class N Shares) gained 1.87% on a total return basis for the six months ended June 30, 2000. This compared with a negative 0.42% return by the S&P 500 index, and a positive 4.04% return by the Russell 3000 Growth Index during the same period.

Fund performance was ahead of the S&P 500 for the first quarter -- but lagged the Russell 3000 Growth Index. The first quarter was a period marked with significant volatility and cross currents. Many days the Dow was down significantly while the Nasdaq was up an equal amount.

The Fund's performance was ahead of the Standard & Poor's 500 (-2.66%) and Russell 3000 Growth indices (-3.03%) for the second quarter. The second quarter was marked by extreme volatility (the CBOE volatility index hit its highest level since October 1998) and a May 24 retest of the April 17 market lows. The Federal Reserve also raised rates for the sixth time in twelve months on May 16 in its quest to slow economic growth. The month of June provided evidence that the Federal Reserve's efforts may have begun to work. This anecdotal evidence helped end the second quarter on a positive note.

The market turned cautious on Internet, technology, and very high P/E stocks in the second quarter. On May 24, the Nasdaq was down 38% from its March 10 peak. This drop was as severe as the drop in the 1987 market crash for the NYSE. Defensive sectors outperformed for most of the quarter as a result. Healthcare was up 22.8% and Consumer Staples were up 6.0% for the Standard & Poor's 500. The second quarter again was a "stock picker's" quarter as evidenced by the dramatic moves in selected names.

Our concentration on quality growth companies is designed to perform well in thorny market conditions, and this was certainly the case in the second quarter. The retest of the April lows during May tested investor resolve and moved many to the sidelines. The Fund (Class N Shares) outperformed the Standard & Poor's 500 in the month of April by .62% (-2.46% vs. -3.08%). The month of May was even more dramatic, with outperformance reaching 1.22% (-0.97% vs. -2.19%). The Fund trailed during the rebound month of June, underperforming by 1.02% (1.37% vs. 2.39%).

We believe the Fund's continuing concentration on thorough fundamental analysis and long-term investments in companies with sustainable business models will serve us well going forward. We also believe the added emphasis of carefully managing the tax impact of our investments rewards our investors with a higher retention of the hard fought gains.


/s/ J.F. JOSTRAND          /s/ GREGORY J. PUSINELLI   /s/ MICHELE R. SEITZ

June 30, 2000                                            William Blair Funds   7

 ...............................................................................
TAX-MANAGED GROWTH FUND
 ...............................................................................
--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------
                                     6/30/00    1999 (A)(B)
                                ------------   ------------
Tax-Managed Growth Fund (Class
  N)...........................         1.87%          1.80%
Russell 3000 Growth Index......         4.04            .79
S&P 500 Index..................         (.42)           .85

--------------------------------------------------------------------------------
INVESTOR INFORMATION
--------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------
                                 6/30/00 (C)       1999 (C)
                                ------------   ------------
Ending Net Assets (in
  millions)....................           $2             $1
Portfolio Turnover Rate (%)....           46             --
Expense Ratio (%)..............         1.36           1.36

--------------------------------------------------------------------------------
(a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b) Total return is not annualized for periods that are less than one year.
(c) Rates are annualized.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
[GRAPHIC IMAGE]

                                                     Tax-Managed Growth Fund           S&P 500 Index
12/99                                                               10000.00                10000.00
1/00                                                                 9600.00                 9500.00
2/00                                                                 9500.00                 9300.00
3/00                                                                10400.00                10200.00
4/00                                                                10100.00                 9900.00
5/00                                                                10000.00                 9700.00
6/00                                                                10200.00                10000.00

                                                         Russell 2000 Index
12/99                                                              10100.00
1/00                                                                9700.00
2/00                                                                9800.00
3/00                                                               10600.00
4/00                                                               10200.00
5/00                                                                9900.00
6/00                                                               10200.00

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The Russell 3000(R) Growth Index consists large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on June 30, 2000. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

 8  Semi-Annual Report                                             June 30, 2000

 ...............................................................................
TAX-MANAGED GROWTH FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, JUNE 30, 2000 (all dollar amounts in thousands) (unaudited)

-----------------------------------------------------    ------
SHARES                                                    VALUE
-----------------------------------------------------    ------
COMMON STOCKS
TECHNOLOGY--27.3%
  900    Automatic Data Processing, Inc..............    $   48
  800    *BISYS Group................................        49
  400    *BMC Software, Inc..........................        15
  500    *Cisco Systems, Inc.........................        32
  500    *Computer Sciences Corporation..............        37
1,500    *Concord E F S, Inc.........................        39
  300    *eBay, Inc..................................        16
  400    Intel Corporation...........................        54
  900    *Intuit, Inc................................        37
  250    *Microsoft Corporation......................        20
  600    *Oracle Corporation.........................        51
  500    Texas Instruments...........................        34
                                                         ------
                                                            432
                                                         ------
HEALTHCARE--13.7%
  600    *Amgen, Inc.................................        42
  350    Baxter International, Inc...................        24
   50    *Edwards Lifesciences Corporation...........         1
  150    *Genentech, Inc.............................        26
  350    Eli Lilly & Company.........................        35
  900    Medtronic, Inc..............................        45
  250    Merck & Co., Inc............................        19
  500    Pfizer, Inc.................................        24
                                                         ------
                                                            216
                                                         ------
FINANCIAL SERVICES--12.4%
  400    American International Group................        47
  500    Federal Home Loan Mortgage Corporation......        20
  800    Household International.....................        33
1,200    MBNA Corporation............................        33
  600    State Street Corporation....................        64
                                                         ------
                                                            197
                                                         ------
CONSUMER STAPLES--10.3%
1,100    *AT&T Liberty Media Group, Class "A"........        27
  450    *Clear Channel Communications, Inc..........        34
  650    *Cox Communications, Class "A"..............        29
  700    CVS Corporation.............................        28
1,000    Walgreen Company............................        32
  300    *Whole Foods Market, Inc....................        12
                                                         ------
                                                            162
                                                         ------

-----------------------------------------------------    ------
SHARES OR PRINCIPAL AMOUNT                                VALUE
-----------------------------------------------------    ------
COMMON STOCKS--(CONTINUED)
CONSUMER CYCLICALS--9.1%
  500    *Bed, Bath & Beyond, Inc....................    $   18
  841    Carnival Corporation........................        16
  350    *Catalina Marketing Corporation.............        36
  450    Cintas Corporation..........................        17
  400    Lowes Companies.............................        16
  200    Omnicom Group...............................        18
  700    *Williams-Sonoma, Inc.......................        23
                                                         ------
                                                            144
                                                         ------
CAPITAL GOODS--7.3%
  600    Danaher Corporation.........................        30
  500    Illinois Tool Works, Inc....................        29
  750    Molex, Inc., Class "A"......................        26
  725    *Solectron Corporation......................        30
                                                         ------
                                                            115
                                                         ------
COMMUNICATION SERVICES--2.8%
  500    Vodafone Airtouch, plc ADR..................        21
  500    *Worldcom, Inc..............................        23
                                                         ------
                                                             44
                                                         ------
TOTAL COMMON STOCK--82.9%
  (cost $1,221)......................................     1,310
                                                         ------
SHORT-TERM INVESTMENTS
 $145    Associates Corp. of North America Demand
           Note, 6.01%, due 7/3/2000.................       145
   55    Investors Bank & Trust Company Repurchase
           Agreement 6.03%, dated 6/30/00
           collateralized by U.S. Government agency
           security with a market value of $58, due
           7/3/00....................................        55
                                                         ------
TOTAL SHORT-TERM INVESTMENTS--12.7%
  (cost $200)........................................       200
                                                         ------
TOTAL INVESTMENTS--95.6%
  (cost $1,421)......................................     1,510
CASH AND OTHER ASSETS, LESS LIABILITIES--4.4%........        70
                                                         ------
NET ASSETS--100.0%...................................    $1,580
                                                         ======

---------------

* Non-income producing securities
ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.
June 30, 2000                                            William Blair Funds   9

 ...............................................................................
LARGE CAP GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
A LETTER FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

John F. Jostrand

[PHOTO]
Gretchen S. Lash

Dear Shareholders:

For the six months ended June 30, 2000, the William Blair Large Cap Growth Fund (Class N Shares) decreased 0.20% on a total return basis. This compared with a negative 0.42% return by the S&P 500 Index and a 4.23% increase by the Russell Large Cap Growth Index (known as the Russell 1000 Growth) for the same period.

The second quarter was a difficult one for the market in general with the S&P 500 and the Russell 1000 both down 2.7%. During this period the Large Cap Growth Fund was down 2.41%. The Fund out-performed the Large Cap Growth Index by 4.8% during the market and technology corrections in April and May, but gave it back in the June rally. We deliberately positioned the portfolio to be somewhat defensive early this year as we expected the Fed to continue to raise rates until the economy slowed substantially. We felt that the valuations of the technology and retail stocks did not reflect this slowdown and therefore we underweighted those two sectors and overweighted staples and pharmaceuticals. The moves in retail and pharmaceuticals served the Fund well, but the bounce back in technology during June hurt the relative performance. We are still cautious about technology valuations and believe we are starting to see slowdowns in many European and Asian economies as well as in the U.S. Therefore, we remain cautious and defensively positioned with regards to that sector.

During the first two months of the second quarter investors became far more cautious on both the economy and, especially, the Internet sector. Investors began to worry that the Fed would raise rates too much and drive the U.S. into a recession or a significant slowdown in growth. As a result, money came out of the more economically sensitive stocks such as retailers or capital goods manufacturers, and moved into more defensive names such as pharmaceuticals, foods and beverages. At the same time, investors began to question the business models of many Internet related companies, especially when some analysts questioned the ability of some of these companies to survive without additional equity funding. We believe the resulting correction in the Internet sector was overdue and quite necessary for a healthy market. In our view, Internet investing had become a veritable feeding frenzy that had created a speculative bubble that often had no basis in the companies' fundamentals.

In June, investors rushed back into many technology stocks partly because the outlook for second quarter earnings remained bright. However, performance was also significantly affected by the annual rebalancing of the Russell index funds that is done every June 30. The rebalancing of the Russell Large Cap Index, in particular, affected the technology group as the weighting in that sector jumped from 43% to almost 53%. Consequently, funds that emulate the indices had to increase their holdings in technology stocks and that definitely skewed performance for the month. Investors did continue to re-evaluate their assumptions about Internet stocks, and the performance of the names in that group was mixed.

Going forward, we do not believe the U.S. economy is going to slip into a recession, although the Fed may do one more tightening (probably .25%) at its August meeting. We do expect economic growth to slow to a still-respectable 3% range by the end of the year, and we expect interest rates to be flattish for the period. Given such an economic scenario, we expect investors to continue to prefer the higher quality names but to become a bit less defensive. Valuations do not look extended in most sectors, with the possible exception of technology. The market is apt to remain volatile through the August Fed meeting and then will go on "election watch".


/s/ JOHN F. JOSTRAND      /s/ GRETCHEN S. LASH

 10  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
LARGE CAP GROWTH FUND
 ...............................................................................
--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------
                                     6/30/00     1999 (A)(B)
                                ------------    ------------
Large Cap Growth Fund (Class
  N)...........................         (.20)%          1.40%
S&P 500 Index..................         (.42)            .85
Russell 1000 Growth Index......         4.23             .46

--------------------------------------------------------------------------------
INVESTOR INFORMATION
--------------------------------------------------------------------------------

                                   ------------------------------------------------------------------------------------
                                     6/30/00(C)        1999 (C)
                                   ------------    ------------
Ending Net Assets (in
  millions)....................             $13              $1
Portfolio Turnover Rate (%)....              94              --
Expense Ratio (%)..............            1.36            1.36

--------------------------------------------------------------------------------
(a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b) Total return is not annualized for periods that are less than a full year.
(c) Rates are annualized

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

AVERAGE ANNUAL TOTAL RETURN
CLASS N SHARES
(PERIOD ENDING 6/30/00)
Since Inception (12/27/99) 1.20%
[GRAPHIC IMAGE]

                                                                                                           RUSSELL 1000 GROWTH
                                                  LARGE CAP GROWTH FUND           S&P 500 INDEX                   INDEX
                                                  ---------------------           -------------            -------------------
12/99                                                   10000.00                    10000.00                    10000.00
1/00                                                     9600.00                     9500.00                     9600.00
2/00                                                     9600.00                     9300.00                    10000.00
3/00                                                    10200.00                    10200.00                    10800.00
4/00                                                     9800.00                     9900.00                    10200.00
5/00                                                     9800.00                     9700.00                     9700.00
6/00                                                    10000.00                    10000.00                    10500.00

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 1000(R) Growth Index consists of large-capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2000. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2000                                           William Blair Funds   11

 ...............................................................................
LARGE CAP GROWTH FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, JUNE 30, 2000 (all dollar amounts in thousands) (unaudited)

----------------------------------------------------    -------
SHARES                                                    VALUE
----------------------------------------------------    -------
COMMON STOCKS
TECHNOLOGY--40.1%
12,400    Automatic Data Processing, Inc............    $   664
 5,440    *BMC Software, Inc........................        198
 6,600    *Cisco Systems, Inc.......................        420
 6,000    *Computer Sciences Corporation............        448
 2,480    *eBay, Inc................................        135
   700    *i2 Technologies..........................         73
 3,540    Intel Corporation.........................        473
10,400    Linear Technology Corporation.............        665
 3,200    *Microsoft Corporation....................        256
 1,840    Nortel Networks...........................        126
 6,500    *Oracle Corporation.......................        546
 7,600    *Tellabs, Inc.............................        520
 8,200    Texas Instruments.........................        563
   700    *Veritas Software.........................         80
                                                        -------
                                                          5,167
                                                        -------
HEALTHCARE--14.8%
 4,200    *Amgen, Inc...............................        295
 2,000    *Genentech, Inc...........................        344
 5,500    Eli Lilly & Company.......................        549
 7,300    Medtronic, Inc............................        364
 7,400    Pfizer, Inc...............................        355
                                                        -------
                                                          1,907
                                                        -------
CONSUMER STAPLES--11.9%
15,400    *AT&T Liberty Media Group, Class "A"......        373
 3,600    *Clear Channel Communications, Inc........        270
 6,200    *Cox Communications, Class "A"............        282
 5,900    CVS Corporation...........................        236
11,500    Walgreen Company..........................        371
                                                        -------
                                                          1,532
                                                        -------
FINANCIAL SERVICES--7.7%
 2,200    American International Group..............        259
 6,300    Household International...................        262
17,600    MBNA Corporation..........................        477
                                                        -------
                                                            998
                                                        -------
CONSUMER CYCLICALS--7.7%
 8,000    *Bed, Bath & Beyond, Inc..................        290
 3,900    Home Depot, Inc...........................        195
 3,900    *Kohl's Corporation.......................        217
 3,300    Omnicom Group.............................        294
                                                        -------
                                                            996
                                                        -------

----------------------------------------------------    -------
SHARES OR PRINCIPAL AMOUNT                                VALUE
----------------------------------------------------    -------
COMMON STOCKS--(CONTINUED)
CAPITAL GOODS--5.4%
 1,500    Illinois Tool Works, Inc..................    $    86
10,150    Molex, Inc., Class "A"....................        355
 6,100    *Solectron Corporation....................        255
                                                        -------
                                                            696
                                                        -------
BASIC MATERIALS--2.9%
 7,140    Pharmacia Corporation.....................        369
                                                        -------
COMMUNICATION SERVICES--2.2%
 7,000    Vodaphone Airtouch plc ADR................        290
                                                        -------
TOTAL COMMON STOCK--92.7%
  (cost $11,827)....................................     11,955
                                                        -------
SHORT-TERM INVESTMENTS
 $ 633    Investors Bank & Trust Company Repurchase
            Agreement 6.03%, dated 6/3/00
            collateralized by U.S. Government agency
            security with a market value of $666,
            due 7/3/00..............................        633
   111    American Express Credit
            7.30%, due 7/7/00.......................        111
                                                        -------
TOTAL SHORT-TERM INVESTMENTS--5.8%
  (cost $744).......................................        744
                                                        -------
TOTAL INVESTMENTS--98.5%
  (cost $12,571)....................................     12,699
CASH AND OTHER ASSETS, LESS LIABILITIES--1.5%.......        197
                                                        -------
NET ASSETS--100.0%..................................    $12,896
                                                        =======

---------------

* Non-income producing securities
ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.
 12  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
SMALL CAP GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
A LETTER FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]
Michael P. Balkin

[PHOTO]

Karl W. Brewer

[PHOTO]

Mark A. Fuller III
Dear Shareholders:

The William Blair Small Cap Growth Fund (Class N Shares) posted a 46.42% increase on a total return basis for the six months ended June 30. This compared with a 1.22% gain for the Fund's benchmark Russell 2000 Growth Index for the same period.

The second quarter of 2000 was a difficult period for small cap growth stocks, with the Russell 2000 Growth Index declining by 7.37%. Over the same period, the Fund's Class N Shares declined by only 2.16%. The Fund was up 49.66% in the first quarter, while the Russell 2000 Growth Index increased by 9.28%

Perhaps the most important trend of the second quarter was renewed investor interest in fundamentals. For most of the first quarter, many small stocks rose dramatically based on an exciting concept or "story". Beginning late in the first quarter and continuing into the second quarter, investor focus shifted to profitability, cash flow, sustainability of growth and valuation. As a result, we have seen money flow toward the more stable, higher-quality companies across many industry sectors.

Late in the first quarter, we began to reposition the Fund toward more established growth companies with lower risk business models. This worked to our advantage as technology stocks (and particularly speculative technology stocks) struggled during the quarter. Health-care, energy and consumer staples were strong as investors looked for safe havens outside of technology.

Consistent with our investment philosophy, our investments are focused on high-quality growth companies. Examples of securities that helped the Fund's performance included the following:

- BIOSITE DIAGNOSTICS--Biosite is a leading manufacturer of point-of-care diagnostic tests that allow doctors to rapidly diagnose patients.

- TESSCO TECHNOLOGIES--Tessco is a distributor of wireless communications products, offering 20,000 different products from 350 manufacturers.

- DALLAS SEMICONDUCTOR--Dallas manufactures semiconductors for communications, computing, industrial and other applications.

June 30, 2000                                           William Blair Funds   13

Not all of our investments work out as planned. TUESDAY MORNING CORPORATION, the leading closeout retailer of upscale home furnishings in the United States was down 27% in the second quarter. Despite better than expected earnings growth, the stock has struggled due to investor concerns over the impact of an economic slowdown on sales and a general lack of investor interest in the retail sector. We continue to believe that the company represents an attractive investment opportunity and have added to our position at prices significantly below our initial purchase price.

In the first quarter of the year, we were fortunate to be able to participate in some very attractive initial public offerings (IPOs). Investors are often unable to get as many shares of small company IPOs as they want. Since the Small Cap Growth Fund is still relatively small in size, the allocations we were able to obtain were meaningful relative to the size of the Fund, and thus had a substantial impact on the Fund's returns. Investors should be aware that, as the Fund grows, the impact of IPOs is likely to diminish, and there can be no assurance that they will continue to make positive contributions to the Fund's returns.

Looking forward, our greatest challenge is to balance our enthusiasm for some of the more exciting growth areas of the economy with an appropriate dose of conservatism. While the market is becoming more rational with respect to the valuations it awards to emerging growth companies, we are still in the early stages of a transition to the "new economy", which creates compelling investment opportunities. We are continuing to find attractive investments in exciting growth industries such as the Internet, satellite communications, semiconductors, biotechnology and telecommunications.


/s/ MICHAEL P. BALKIN      /s/ KARL W. BREWER         /s/ MARK A. FULLER III

 14  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
SMALL CAP GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------
                                     6/30/00     1999(A)(B)
                                ------------   ------------
Small Cap Growth Fund (Class
  N)...........................        46.42%          1.90%
Russell 2000 Index.............         3.04           4.26
Russell 2000 Growth Index......         1.22           5.22

--------------------------------------------------------------------------------
INVESTOR INFORMATION
--------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------
                                  6/30/00(C)        1999(C)
                                ------------   ------------
Ending Net Assets (in
  millions)....................          $29             $6
Portfolio Turnover Rate (%)....          525             --
Expense Ratio (%)..............         1.60           1.60

--------------------------------------------------------------------------------
(a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b) Total return is not annualized for periods that are less than a full year.
(c) Rates are annualized.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
[GRAPHIC IMAGE]

                                                      Small Cap Growth Fund          Russell 2000 Index
12/99                                                              10000.00                    10000.00
1/00                                                               10400.00                     9800.00
2/00                                                               15100.00                    11500.00
3/00                                                               15000.00                    10700.00
4/00                                                               13100.00                    10100.00
5/00                                                               12000.00                     9500.00
6/00                                                               14600.00                    10300.00

                                                       Russell 2000 Growth Index
12/99                                                                   10000.00
1/00                                                                     9900.00
2/00                                                                    12200.00
3/00                                                                    10900.00
4/00                                                                     9800.00
5/00                                                                     9000.00
6/00                                                                    10100.00

INITIAL PUBLIC OFFERINGS (IPOS) HAVE MADE SIGNIFICANT CONTRIBUTIONS TO THE RECENT PERFORMANCE OF THE FUND. THERE CAN BE NO ASSURANCE THAT SUCH CONTRIBUTIONS WILL CONTINUE. RECENT MARKET VOLATILITY HAS SIGNIFICANTLY IMPACTED PERFORMANCE AND THE FUND'S CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THAT SHOWN.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From tine to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The Russell 2000 Index is a composite of the smallest 2,000 stocks of the Russell 3000 Index (which consists of the largest 3,000 stocks in the U.S. is determined by market capitalization). The Russell 2000(R) Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2000. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2000                                           William Blair Funds   15

 ...............................................................................
SMALL CAP GROWTH FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, JUNE 30, 2000 (all dollar amounts in thousands) (unaudited)

----------------------------------------------------    -------
SHARES OR PRINCIPAL AMOUNT                                VALUE
----------------------------------------------------    -------
COMMON STOCKS
TECHNOLOGY--33.8%
 17,000    *Andrew Corporation......................    $   571
  2,100    *Aurora Biosciences Corporation..........        143
 17,000    *Broadbase Software, Inc.................        521
  8,400    *Commtouch Software, Ltd.................        273
  9,500    Dallas Semiconductor Corporation.........        387
 52,400    *Deltek Systems, Inc.....................        309
 17,800    *Dendrite International, Inc.............        593
 30,000    *eFunds Corporation......................        349
  4,700    *Entrust Technologies....................        389
125,000    *Etinuum, Inc............................        703
  1,000    *EXFO Electro-Optical Engineering,
             Inc....................................         44
 10,000    *Handspring, Inc.........................        270
 21,100    Harris Corporation.......................        691
 10,000    *HomeStore.com, Inc......................        292
 45,000    *Integrated Information Systems, Inc.....        368
 15,000    *Internet.com Corporation................        295
 40,300    *Internet Commerce Corporation, Class
             "A"....................................        584
  2,500    *Marvell Technology Group, Ltd...........        143
 10,000    *Motient Corporation.....................        157
 16,600    *Photronics, Inc.........................        471
 13,000    *Scansource, Inc.........................        505
  1,000    *Silicon Labratories, Inc................         53
  2,000    *StorageNetworks, Inc....................        181
 28,600    *Tessco Technologies.....................        801
  2,500    *Virage, Inc.............................         45
 41,800    *Westell Technologies, Inc...............        627
                                                        -------
                                                          9,765
                                                        -------
CONSUMER CYCLICALS--27.9%
    800    The Ackerley Group, Inc..................          9
 21,600    *Acxiom Corporation......................        589
 69,500    *Aftermarket Technology Corporation......        591
 24,800    *Ameripath, Inc..........................        220
 28,900    *Apac Customer Services, Inc.............        320
  5,600    *Career Education Corporation............        272
  5,000    *DigitalThink, Inc.......................        179
 45,200    *FirstService Corporation................        542
 45,600    *Guitar Center...........................        479
  8,000    *Insight Enterprises, Inc................        474
130,314    *Leapnet, Inc............................        407
  6,500    *Michaels Stores.........................        298
 16,700    *NCO Group, Inc..........................        386
 19,100    *Prosoft Training.com, Inc...............        321
 54,900    Regis Corporation........................        686
 28,000    *School Specialty, Inc...................        520
 36,200    *SkillSoft Corporation...................        511
  4,900    *StarTek, Inc............................        247
  2,500    *Steiner Leisure, Ltd....................         57
 60,000    *Tuesday Morning Corporation.............        630
 31,900    *ValueClick, Inc.........................        327
                                                        -------
                                                          8,065
                                                        -------

----------------------------------------------------    -------
SHARES OR PRINCIPAL AMOUNT                                VALUE
----------------------------------------------------    -------
COMMON STOCKS--(CONTINUED)
CONSUMER STAPLES--11.8%
 61,600    *ARTISTdirect, Inc.......................    $   192
 23,900    *Cinar Corporation.......................         72
 12,000    *Emmis Communications....................        496
 17,200    *O Charleys, Inc.........................        234
 10,800    *RARE Hospitality International, Inc.....        305
 21,400    Ruby Tuesday, Inc........................        269
  7,000    *Sirus Satellite Radio, Inc..............        310
  4,500    *Sonic Corporation.......................        132
 27,700    *TCI Satellite Entertainment, Inc., Class
             "A"....................................        241
 15,000    *Whole Foods Market, Inc.................        620
 14,600    *XM Satellite Radio Holdings, Class
             "A"....................................        547
                                                        -------
                                                          3,418
                                                        -------
HEALTH CARE--7.0%
  3,000    *Aclara Biosciences, Inc.................        153
  9,400    *Biosite Diagnostics, Inc................        453
 12,500    *Charles River Laboratories
             International..........................        277
 28,200    *HEALTHSOUTH Corporation.................        203
 20,000    *Intuitive Surgical, Inc.................        189
 10,000    *Sangamo Biosciences, Inc................        276
  5,000    *Universal Health Services...............        330
  5,600    *VISX, Inc...............................        157
                                                        -------
                                                          2,038
                                                        -------
FINANCIAL SERVICES--3.9%
 28,650    Metris Companies, Inc....................        720
 16,100    National Commerce Bancorp................        258
  7,000    *S1 Corporation..........................        163
                                                        -------
                                                          1,141
                                                        -------
TRANSPORTATION--2.8%
 23,900    *Iron Mountain, Inc......................        813
                                                        -------
COMMUNICATION SERVICES--2.2%
  3,000    *Airgate PCS, Inc........................        158
 51,500    *UbiquiTel, Inc..........................        486
                                                        -------
                                                            644
                                                        -------
BASIC MATERIALS--0.8%
  5,000    *Cabot Microelectronics Corporation......        229
                                                        -------
TOTAL COMMON STOCK--90.2%
  (cost $26,254)....................................     26,113
                                                        -------
SHORT-TERM INVESTMENTS
$   771    Associates Corp. of North America Demand
             Note, 6.01%, due 7/3/00................        771
    672    Investors Bank & Trust Company Repurchase
             Agreement 6.03%, dated 6/30/00
             collateralized by U.S. Government
             agency with a market value of $706, due
             7/3/00.................................        672
                                                        -------
TOTAL SHORT-TERM INVESTMENTS--5.0%
  (cost $1,443).....................................      1,443
                                                        -------
TOTAL INVESTMENTS--95.2%
  (cost $27,697)....................................     27,556
CASH AND OTHER ASSETS, LESS LIABILITIES--4.8%.......      1,377
                                                        -------
NET ASSETS--100.0%..................................    $28,933
                                                        =======

---------------

* Non-income producing securities

                See accompanying Notes to Financial Statements.
 16  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
INTERNATIONAL GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
A LETTER FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

[PHOTO]

W. George Greig
Dear Shareholders:

In another reminder of how the stock market never takes economic inputs in expected ways, the first half of 2000 saw amazingly strong earnings momentum and robust bond markets virtually worldwide, but global equity markets were volatile and basically directionless. The reasons: short-term inflation and interest rate anxiety, concerns about a US-led economic slowdown, and disconcertingly rapid changes in technology trends.

For the six months ended June 30, 2000, the William Blair International Growth Fund (Class N Shares) increased 2.04% on a total return basis. This compared with a decline of 3.33% in the Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index for the comparable period.

The debate at the top of the headlines has been about the Federal Reserve's 'management' of the US economy--toward a hard landing, an ongoing bubble or (just right) a 1995-style slowdown. The characterization of Alan Greenspan as the deus ex machina of the economy, pulling levers and turning valves with precise timing and sensitivity, is at best a substantial exaggeration. Nevertheless, the effect of higher rates on the interest-sensitive portions of the economy, combined with the quasi-fiscal drag of higher energy prices and the growing linkage between personal consumption and the stock market, has thus far given the US a reasonable facsimile of a soft landing.

A moderate slowdown is unequivocally a good thing if it reduces employment cost pressure, because wage costs are the real core of core inflation. That is why stocks and bonds rallied strongly in June when US employment growth and retail sales slowed dramatically. Even in Europe, where some measures of economic activity are still accelerating, the tantalizing prospect of the 'last rate increase' from the Fed has tended to dictate the tone of financial markets.

While signs of a soft landing may be welcome, it's more difficult to know where we go next. For one thing, as economist Ed Hyman from the firm of ISI has observed, today 'the stock market is the economy' because of the close relationship between consumer and business confidence and the market. That is, a strong economy requires a strong stock market. The problem is that a strong stock market requires a weak economy . . . with strong earnings. Where is the equilibrium point in this linkage?

Further complicating the picture is the fragmentation of growth trends in technology, the real growth engine of the global economy. Rotation of investor interest and fund flows within the technology sector has become much more pronounced, with entire subsectors going from boom to bust seemingly overnight. E-tailing gave way to b2b and incubators, which in turn collapsed and were replaced by m-commerce and optical networking. Even more confounding is the fact that all of these trends are at different stages of evolution in different parts of the world. In terms of sentiment, the new economy is perceived to be a much riskier place to invest than it was a year ago.

From a macroeconomic point of view, investors can see favorable growth trends, apparently minimal and transitory inflation risk, and a sound policy framework around the world. Europe and many emerging markets are on sounder economic footing than they have been in decades. But at a micro level, investors are caught in a dilemma--the old economy has no upside but the new economy has all the risk.

/s/ W. GEORGE GREIG

June 30, 2000                                           William Blair Funds   17

 ...............................................................................
INTERNATIONAL GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                -------------------------------------------------------------------------------------------------
                                     6/30/00           1999           1998           1997           1996           1995
                                ------------   ------------   ------------   ------------   ------------   ------------
International Growth Fund
  (Class N)....................         2.04%         96.25%         11.46%          8.39%         10.20%          7.22%
Morgan Stanley Capital
  International (MSCI) All
  Country World Free Ex-U.S.
  Index........................        (3.33)         30.91          14.46           2.04           6.68           9.94
Lipper International Index.....        (4.10)         37.83          12.66           7.27          14.43          10.02

--------------------------------------------------------------------------------
INVESTOR INFORMATION
--------------------------------------------------------------------------------

                                -------------------------------------------------------------------------------------------------
                                  6/30/00(A)           1999           1998           1997           1996           1995
                                ------------   ------------   ------------   ------------   ------------   ------------
Ending Net Assets (in
  millions)....................         $349           $302           $140           $129           $105            $90
Portfolio Turnover Rate (%)....          124            122             98            102             89             77
Expense Ratio (%)..............         1.61           1.35           1.36           1.43           1.44           1.48

--------------------------------------------------------------------------------
(a) Rates are annualized.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

[GRAPHIC DATA]

                                                                               MSCI AC WLD FEX US
                                                    INT'L GROWTH FUND                 INDEX                LIPPER INT'L INDEX
                                                    -----------------          ------------------          ------------------
10/92                                                   10000.00                    10000.00                    10000.00
12/92                                                   10100.00                     9700.00                     9900.00
6/93                                                    11400.00                    11900.00                    11300.00
12/93                                                   13500.00                    13100.00                    13700.00
6/94                                                    14000.00                    14000.00                    13700.00
12/94                                                   13500.00                    13900.00                    13600.00
6/95                                                    13300.00                    14300.00                    14000.00
12/95                                                   14500.00                    15300.00                    15000.00
6/96                                                    15700.00                    16100.00                    16300.00
12/96                                                   16000.00                    16400.00                    17200.00
6/97                                                    18500.00                    18400.00                    19600.00
12/97                                                   17300.00                    16700.00                    18400.00
6/98                                                    19900.00                    18700.00                    21300.00
12/98                                                   19300.00                    19100.00                    20800.00
6/99                                                    24400.00                    20500.00                    22200.00
12/99                                                   37900.00                    25000.00                    28600.00
6/00                                                    37700.00                    24200.00                    27400.00

THE FUND'S 1999 PERFORMANCE WAS ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. SUCH PERFORMANCE MAY NOT BE SUSTAINABLE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund's investments on June 30, 2000. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

 18  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
INTERNATIONAL GROWTH FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, JUNE 30, 2000 (all dollar amounts in thousands) (unaudited)

----------------------------------------------------    --------
SHARES                                                     VALUE
----------------------------------------------------    --------
COMMON STOCKS--EUROPE--37.7%
AUSTRIA--0.3%
     25,000    *Sanochemia Pharmazeutika AG
                 (Biotechnology)....................    $  1,322
                                                        --------
BELGIUM--0.8%
     60,000    *Lemout & Hauspie N.V.
                 (Software/services)................       2,644
                                                        --------
DENMARK--4.2%
     20,000    *Dansk Data Elektronik A/S (System
                 integration).......................       1,315
     36,800    Group 4 Falck A/S (Safety and
                 security services).................       5,893
     50,000    Lundbeck A/S (Pharmaceuticals).......       2,470
     30,000    Novo Nordisk A/S (Pharmaceuticals)...       5,094
                                                        --------
                                                          14,772
                                                        --------
FINLAND--5.8%
    135,000    *Comptel Oyj (Software)..............       2,715
    250,000    JOT Automation Group Oyj (Specialty
                 engineering).......................       1,665
     60,000    KCI Konecranes Intl (Overhead
                 cranes)............................       2,002
    200,000    Nokia Oyj (Telecommunications
                 equipment).........................      10,189
     50,000    Sonera Grp Oyj (Telecommunications
                 services)..........................       2,275
     92,000    *Stonesoft Oyj (Software)............       1,456
                                                        --------
                                                          20,302
                                                        --------
FRANCE--8.4%
      8,500    Altran Technologies (Engineering
                 services)..........................       1,662
     15,747    April SA (Non-life insurance)........       3,114
     20,000    Cegedim (Healthcare database
                 service)...........................       1,615
     30,000    *Genset--ADR (Biotechnology).........         694
     60,000    Groupe Danone (Packaged foods and
                 beverages).........................       7,949
     20,000    Hermes International (Luxury
                 goods).............................       2,697
     60,000    STMicroelectronics
                 (Semiconductors)...................       3,774
     50,000    Total Fina Elf (Oil and Gas).........       7,653
                                                        --------
                                                          29,158
                                                        --------
GERMANY--2.6%
     41,000    Altana AG (Pharmaceuticals)..........       3,243
     18,000    *Muehlbauer Holding AG (Specialty
                 engineering).......................       1,287
     70,000    Rhoen-Klinikum AG (Health care
                 operator)..........................       2,769
     18,000    *Thiel Logistik AG (Logistic
                 services)..........................       1,685
                                                        --------
                                                           8,984
                                                        --------
IRELAND--1.7%
    182,191    CRH PLC (Building products)..........       3,291
     75,000    *Ryanair Holdings plc--ADR (Air
                 transport).........................       2,738
                                                        --------
                                                           6,029
                                                        --------
ITALY--1.5%
    250,000    Autogrill SpA (Restaurants)..........       2,635
  1,800,000    Parmalat Finanziaria SpA (Food and
                 beverage)..........................       2,505
                                                        --------
                                                           5,140
                                                        --------
NETHERLANDS--5.0%
     35,000    Draka Holding NV (Wire and cable
                 manufacturer)......................       2,285

----------------------------------------------------    --------
SHARES                                                     VALUE
----------------------------------------------------    --------
COMMON STOCKS--EUROPE--(CONTINUED)
    252,000    Philips Electronics NV
                 (Electronics)......................    $ 11,865
    133,611    Unique International NV (Temporary
                 staffing)..........................       3,196
                                                        --------
                                                          17,346
                                                        --------
SPAIN--2.7%
     75,000    Cortefiel SA (Apparel retailer)......       1,624
    425,000    *Mecalux SA (Specialty
                 engineering).......................       3,342
    150,000    Sol Melia SA (Hotel management)......       1,673
    180,000    *Superdiplo SA (Food retailer).......       2,770
                                                        --------
                                                           9,409
                                                        --------
SWEDEN--0.6%
    200,000    HiQ International AB (IT
                 consultants).......................       1,924
                                                        --------
SWITZERLAND--4.1%
      4,000    Adecco SA (Temporary staffing).......       3,389
      3,000    Belimo Automation AG (Ventilation
                 controls)..........................       1,247
     10,000    Charles Voegele Holding AG (apparel
                 retailer)..........................       1,963
      6,000    Geberit Intl AG (Building
                 products)..........................       1,999
     10,000    Gretag Imaging Group (Image
                 processing equip)..................       1,920
      5,000    Swisslog Holdings AG (Specialty
                 engineering).......................       2,445
      1,500    Tecan AG (Specialty engineering).....       1,432
                                                        --------
                                                          14,395
                                                        --------
COMMON STOCKS--UNITED KINGDOM--11.5%
    190,000    3i Group PLC (Venture capital).......       3,905
    650,000    Anite Group PLC (IT services)........       1,548
    190,000    Capita Group PLC (Commercial
                 services)..........................       4,646
    165,000    *Celltech Group PLC
                 (Pharmaceuticals)..................       3,194
     69,000    Energis PLC (Telecommunications
                 Services)..........................       2,586
    500,000    Hays PLC (Commercial services).......       2,787
    170,000    Logica PLC (Software/services).......       4,021
    165,000    Luminar PLC (Restaurants)............       1,716
    125,000    *Powderject Pharmaceuticals (Drug
                 delivery technology)...............         766
    350,000    Reckitt Benckiser PLC (Household
                 products)..........................       3,917
    850,000    Rolls-Royce PLC (Aerospace)..........       3,015
    290,000    *Shire Pharmaceuticals Group PLC
                 (Pharmaceuticals)..................       5,044
  1,000,000    Tesco PLC (Food retailer)............       3,108
                                                        --------
                                                          40,253
                                                        --------
COMMON STOCKS--CANADA--4.6%
    240,000    *Anderson Exploration (Oil and
                 gas)...............................       4,363
    245,000    *Canadian Hunter Exploration (Oil and
                 gas)...............................       5,207
     50,000    Four Seasons Hotels Inc. (Hotels and
                 resorts)...........................       3,132
    175,000    Intrawest Corp. (Hotels and
                 resorts)...........................       3,335
                                                        --------
                                                          16,037
                                                        --------
COMMON STOCKS--BAHAMAS--0.8%
    100,000    Ace Limited (Property and casualty
                 insurer)...........................       2,800
                                                        --------

                See accompanying Notes to Financial Statements.
June 30, 2000                                           William Blair Funds   19

 ...............................................................................
INTERNATIONAL GROWTH FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, JUNE 30, 2000 (all dollar amounts in thousands) (unaudited)

----------------------------------------------------    --------
SHARES                                                     VALUE
----------------------------------------------------    --------
COMMON STOCKS--JAPAN--12.1%
     11,000    Alpha Systems Inc. (Software)........    $  1,445
    600,000    Bank of Fukuoka Ltd. (Banking).......       4,079
      7,500    Fast Retailing Co., Ltd. (Apparel
                 retailer)..........................       3,135
    150,000    Kirin Beverage Corp (Packaged food
                 and beverages).....................       3,983
     43,600    Kyocera Corp. (Electronics)..........       7,385
     23,000    Murata Manufacturing Co., Ltd.
                 (Electronics)......................       3,296
    175,000    Nomura Securities Co. (Financial
                 services)..........................       4,276
     36,000    Orix Corporation (Financial
                 services)..........................       5,304
     29,040    People Company, Ltd (Recreation).....       2,324
     30,000    Sazaby Inc. (Apparel retailer).......       1,587
    210,000    Suruga Bank Ltd. (Banking)...........       3,472
     24,000    Yamada Denki (Cons electronic
                 retailer)..........................       2,149
                                                        --------
                                                          42,435
                                                        --------
COMMON STOCKS--ASIA--7.5%
AUSTRALIA--2.9%
  1,500,410    Harvey Norman Holdings (Cons
                 electronic retailer)...............       3,370
    200,000    Macquarie Bank Ltd. (Financial
                 services)..........................       3,113
    450,000    Publishing and Broadcasting
                 (Media)............................       3,451
                                                        --------
                                                           9,934
                                                        --------
HONG KONG--2.5%
  4,172,366    CDL Hotels Intl (Hotel and
                 resorts)...........................       1,820
  2,000,000    Esprit Holdings Ltd. (Apparel
                 retailer)..........................       2,078
    500,000    Li & Fung Limited (Commercial
                 services)..........................       2,501
  1,000,000    Yue Yuen Industrial Hldgs.
                 (Footwear).........................       2,219
                                                        --------
                                                           8,618
                                                        --------
NEW ZEALAND--0.8%
  1,200,000    Warehouse Group Limited (Retail).....       2,907
                                                        --------
SINGAPORE--1.3%
    350,000    Avimo Group Limited (Specialty
                 engineering).......................         660
    450,000    ST Assembly Ltd. (Semiconductor test
                 and assembly services).............       1,156
  1,900,000    ST Engineering (Specialty
                 engineering).......................       2,793
                                                        --------
                                                           4,609
                                                        --------
COMMON STOCKS--EMERGING ASIA--8.5%
CHINA--1.0%
  5,400,000    China Resources Beijing (Property)...         720
  1,000,000    Legend Holdings Ltd (Computer
                 systems)...........................         969
  3,999,910    Shenzhen Chiwan Wharf Holdings Ltd.
                 (Commercial transportation)........       1,385
  3,141,800    TPV Holdings Ltd. (Electronics)......         435
                                                        --------
                                                           3,509
                                                        --------
INDIA--2.4%
     60,000    Britannia Industries (Packaged food
                 and beverage)......................         853
     40,000    Hero Honda Motors Ltd.
                 (Motorcycles)......................         886
    180,000    Hindustan Lever (Household
                 products)..........................       2,003
    180,000    Housing Dev Finance Corp. (Financial
                 services)..........................       2,256
     70,000    *ICICI Bank Ltd.--ADR (Local
                 banking)...........................       1,015
     51,000    *Rediff.com India Ltd.--ADR (Internet
                 service)...........................         714
     40,000    Sri Adhikari Bros Tele Networks
                 (Media)............................         516
                                                        --------
                                                           8,243
                                                        --------

----------------------------------------------------    --------
SHARES                                                     VALUE
----------------------------------------------------    --------
COMMON STOCKS--EMERGING ASIA--(CONTINUED)
MALAYSIA--0.2%
    100,000    Unisem (M) Berhad (Semiconductors)...    $    711
                                                        --------
SOUTH KOREA--2.9%
     31,600    Cheil Communications (Media).........         881
     31,600    Cheil Jedang Corp. (Packaged food and
                 beverage)..........................       1,448
     45,000    Hite Brewery Co., Ltd. (Packaged food
                 and beverage)......................       1,977
     18,000    Halle Climten Control (Capital good
                 manufacturer)......................         595
     15,000    *Korea Telecom Freetel
                 (Telecommunication services).......         999
     91,000    LG Chemical (Petrochemicals).........       1,820
      7,500    Samsung Electronics (Electronics)....       2,482
                                                        --------
                                                          10,202
                                                        --------
TAIWAN--2.0%
    294,000    Acer Peripherals (Electronics).......         830
     55,550    Ambit Microsystems Corp.
                 (Electronics)......................         550
     60,000    *GigaMedia Ltd--ADR (Internet
                 service)...........................         728
    266,000    President Chain Store Corp. (Food
                 retailer)..........................         993
    445,000    *Siliconware Precision Inds.
                 (Semiconductors)...................         997
    449,568    *TSMC (Semiconductors)...............       2,131
     54,000    *Via Technologies Inc.
                 (Semiconductors)...................         833
                                                        --------
                                                           7,062
                                                        --------
COMMON STOCKS--EMERGING EUROPE, MID-EAST,
AFRICA--1.8%
EGYPT--0.3%
     65,000    *Al-Ahram Beverages Co.--GDR
                 (Packaged food and beverage).......       1,116
                                                        --------
HUNGARY--0.5%
    235,000    Matav Rt. (Telecommunication
                 services)..........................       1,629
                                                        --------
ISRAEL--0.2%
     50,000    *Electric Fuel Corp--ADR
                 (Batteries)........................         766
                                                        --------
POLAND--.4%
     28,000    Softbank Corp. (System
                 integration).......................       1,455
                                                        --------
TURKEY--0.4%
 39,000,000    *Dogan Yayin Holdings (Media)........         660
 54,000,000    Haci Omer Sabanci Holdings (Financial
                 services)..........................         635
                                                        --------
                                                           1,295
                                                        --------
COMMON STOCKS--LATIN AMERICA--2.5%
BRAZIL--0.2%
    188,800    Confeccoes Guararapes S.A. (Textiles
                 and retail)........................         523
                                                        --------
MEXICO--2.3%
  1,300,000    *Consorcio ARA S.A. (Housing)........       1,531
     30,000    Fomento Econ Mexico--ADR (Packaged
                 food and beverage).................       1,292
    325,000    *Grupo Financiero Banamex (Financial
                 services)..........................       1,366
      7,500    *Grupo Televisa S.A.--ADR (Media)....         517

                See accompanying Notes to Financial Statements.
 20  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
INTERNATIONAL GROWTH FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, JUNE 30, 2000 (all dollar amounts in thousands) (unaudited)

----------------------------------------------------    --------
SHARES                                                     VALUE
----------------------------------------------------    --------
COMMON STOCKS--LATIN AMERICA--(CONTINUED)
     30,000    Telefonos de Mexico--ADR (Telecom
                 service)...........................    $  1,714
    700,000    *Walmart de Mexico (Retailer)........       1,613
                                                        --------
                                                           8,033
                                                        --------
TOTAL COMMON STOCK--87.0%
  (cost $246,909)...................................     303,562
                                                        --------
PREFERRED STOCKS--4.1%
BRAZIL--3.3%
 19,500,000    Banco Itau S.A. (Banking)............       1,713
    395,000    EMBRAER--PN (Aerospace)..............       2,257
    140,000    Petroleo Brasileiro S.A. (Oil and
                 gas)...............................       4,230
     30,000    Tele Celular Sul Part--ADR
                 (Telecommunication services).......       1,358
 42,174,000    Votorantim Celulose y Papel (Pulp and
                 Paper).............................       1,554
     26,400    Votorantim Celulose y Papel--ADR
                 (Pulp and paper)...................         485
                                                        --------
                                                          11,597
                                                        --------
GERMANY--0.8%
     15,600    SA AG (Software/services)............       2,880
                                                        --------
TOTAL PREFERRED STOCK--4.1%
  (cost $11,393)....................................      14,477
                                                        --------
----------------------------------------------------    --------
SHARES OR PRINCIPAL AMOUNT                                 VALUE
----------------------------------------------------    --------
WARRANTS, RIGHTS, AND OTHER ISSUES--0.01%
UNITED KINGDOM--0.01%
      7,500    *Luminar plc (Theme pubs and
                 restaurants).......................          31
                                                        --------
TOTAL WARRANTS, RIGHTS, AND OTHER ISSUES--0.01%
  (cost $0).........................................          31
                                                        --------
SHORT-TERM INVESTMENTS
$    16,500    Associates Corp. of North America
                 Demand Note, 6.01%, due 7/3/00.....      16,500
     15,012    Investors Bank & Trust Company Euro
                 denominated time deposit, 4.03%,
                 due 7/5/00.........................      15,012
      2,559    Investors Bank & Trust Company
                 Repurchase Agreement 6.03%, dated
                 6/30/00 collateralized by U.S.
                 Government agency security with a
                 market value of $2,687, due 7/3/00
                 repurchase date....................       2,559
                                                        --------
TOTAL SHORT-TERM INVESTMENTS--9.8%
  (cost $34,071)....................................      34,071
                                                        --------
TOTAL INVESTMENTS--100.9%
  (cost $292,373)...................................     352,141
LIABILITIES, PLUS CASH AND OTHER ASSETS--(.9)%......     (3,020)
                                                        --------
NET ASSETS--100.0%..................................    $349,121
                                                        ========

---------------
* Non-income producing securities
GDR = Global Depository Receipt
ADR = American Depository Receipt

At June 30, 2000 the Fund's Portfolio of Investments includes the following categories:
Commercial Services--8.0%; Consumer Durables--0.3%; Consumer
Non-Durables--10.3%; Consumer Services--7.0%; Electronic Technology--19.9%; Energy Minerals--6.8%; Finance--12.5%; Health Services--1.4%; Health Technology--7.0%; Non-Energy Minerals--1.0%; Process Industries--1.2%; Producer Manufacturing--4.3%; Retail Trade--8.7%; Technology Services--7.0%; Transportation--1.3%; and Utilities--3.3%.

                See accompanying Notes to Financial Statements.
June 30, 2000                                           William Blair Funds   21

 ...............................................................................
EMERGING MARKETS GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
A LETTER FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]
W. George Greig

[PHOTO]
Jeffrey A. Urbina

Dear Shareholders:

For the six months ended June 30, 2000, the William Blair Emerging Markets Growth Fund (Class N Shares) declined 6.89% on a total return basis. This compared with a decline of 7.99% in the Morgan Stanley Capital International
(MSCI) Emerging Markets (Free) Index during the same period. During the first quarter, the Fund's total return was up 5.06%, compared with a rise of 2.42% in the MSCI Emerging Markets Free Index.

Emerging markets were volatile during the second quarter, seeming to follow the lead of Nasdaq, both up and down. There are several reasons for the increasing correlation, at least for the moment. First, many emerging market investors have increased their exposure to local technology, media and telecommunications stocks (referred to by Wall Street as "TMT" stocks), which can logically be connected to Nasdaq valuations and volatility. The second reason is that emerging markets are simply viewed as a high-risk asset class, which performs poorly when global investors flee from risk, as happened in April-May. Emerging markets have also been historically viewed as a leveraged play on global growth and have recently reacted negatively to the potential for a hard landing in the United States.

Our standing overweight in the technology and telecom sectors worked against us during the second quarter. For the period, the MSCI Emerging Markets Free Index registered a loss of 10.16% while the Emerging Markets Growth Fund (Class N Shares) lost 11.37%. The underperformance for the quarter was primarily due to losses in technology stocks in both Korea and India.

Although the correlation with developed markets has risen in the past year, the risk profile in most of the major emerging markets continues to decline. During the past two years, we have witnessed the peaceful transition of power to newly elected governments in Korea, Indonesia, India, Turkey, Taiwan, Chile, Argentina, Russia, and most recently, Mexico. Many of these countries had this experience for the first time in their history. While the banking systems in many countries remain sick, the problems have been identified and are not getting any worse. Often times, the local economy has recovered in spite of the banking system.

The major risk for emerging markets for the remainder of 2000 remains the US economy. If a soft landing is actually achieved, emerging markets will be able to continue the rally started in 1999, given that there are few macro economic imbalances. While there are nascent signs of a recovery in Japan and accelerating growth in China, it is unlikely that this would offset any hard landing in the US.

We believe the outlook for emerging markets in 2000 is the most positive in years. In general, previous macro economic imbalances have been rectified and domestic demand in all of the emerging economies is showing a steady recovery. The reversal of the global deflationary trend experienced in 1998 is also highly beneficial to many emerging economies. Barring a downturn in the US economy, we believe that emerging market equities should continue to provide acceptable returns to investors throughout 2000. Our portfolio strategy will continue to emphasize globally competitive companies in the telecommunications and technology sectors as well as domestic consumption themes.


/s/ W. GEORGE GREIG                    /s/ JEFFREY A. URBINA

 22  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
EMERGING MARKETS GROWTH FUND
 ...............................................................................
--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                --------------------------------------------------------------------------------------------
                                     6/30/00           1999     12/31/98(A)(B)
                                ------------   ------------   ----------------
Emerging Markets Growth Fund
  (Class N)....................        (6.89)%        79.31%            (23.70)%
Morgan Stanley Capital
  International Emerging
  Markets (Free) Index.........        (7.99)         66.41             (28.92)

--------------------------------------------------------------------------------
INVESTOR INFORMATION
--------------------------------------------------------------------------------

                                --------------------------------------------
                                  6/30/00(C)           1999      12/31/98(C)
                                ------------   ------------   --------------
Ending Net Assets (in
  millions)....................           $7             $6               $4
Portfolio Turnover Rate (%)....          160            201              226
Expense Ratio (%)..............         2.06           2.06             2.25

--------------------------------------------------------------------------------
(a) For the period May 1, 1998 (Commencement of Operations) to December 31,
    1998.
(b) Total return is not annualized for periods that are less than a full year.
(c) Rates are annualized.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

[GRAPHIC IMAGE]

                                                                Emerging Markets Growth Fund              MSCI EMF Index
5/98                                                                                10000.00                    10000.00
6/98                                                                                 8700.00                     7700.00
9/98                                                                                 6600.00                     6000.00
12/98                                                                                7600.00                     7100.00
6/99                                                                                10800.00                     9900.00
9/99                                                                                10300.00                     9400.00
12/99                                                                               13700.00                    11800.00
6/00                                                                                12700.00                    10900.00

THE FUND'S 1999 PERFORMANCE WAS ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. SUCH PERFORMANCE MAY NOT BE SUSTAINABLE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the Adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The Morgan Stanley Capital International Emerging Markets (Free) Index is an index that includes emerging markets around the world.

This report identifies the Fund's investments on June 30, 2000. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2000                                           William Blair Funds   23

 ...............................................................................
EMERGING MARKETS GROWTH FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, JUNE 30, 2000 (all dollar amounts in thousands) (unaudited)

------------------------------------------------------    ------
SHARES                                                     VALUE
------------------------------------------------------    ------
COMMON STOCKS--EMERGING ASIA--55.7%
INDIA--16.7%
    10,000    Britannia Industries (Packaged food and
                beverage).............................    $  142
     8,000    Hero Honda Motors Ltd. (Motorcycles)....       177
     2,500    Hindustan Lever (Household products)....       159
    15,000    Housing Dev Finance Corp. (Financial
                services).............................       188
    12,000    *ICICI Bank Ltd.--ADR (Local banking)...       174
     8,500    *Rediff.com India Ltd.--ADR (Internet
                service)..............................       119
    10,000    Sri Adhikari Bros Tele Networks
                (Media)...............................       129
                                                          ------
                                                           1,088
                                                          ------
SOUTH KOREA--16.0%
       650    Cheil Communications (Media)............        85
     3,400    Cheil Jedang Corp. (Packaged food and
                beverage).............................       156
     2,000    Halls Climate Control (Auto Parts and
                equipment)............................        66
     7,000    Hite Brewery Co., Ltd. (Packaged food
                and beverage).........................       308
     2,000    *Korea Telecom Freetel
                (Telecommunication services)..........       133
     6,500    LG Chemical (Petrochemicals)............       130
       500    Samsung Electronics (Electronics).......       165
                                                          ------
                                                           1,043
                                                          ------
TAIWAN--14.0%
    48,000    Acer Peripherals (Electronics)..........       136
     7,450    Ambit Microsystems Corp.
                (Electronics).........................        74
     8,000    *GigaMedia Ltd--ADR (Internet
                service)..............................        97
    39,000    President Chain Store Corp. (Food
                retailer).............................       146
    45,000    *Siliconware Precision Inds.
                (Semiconductors)......................       101
    50,732    *TSMC (Semiconductors)..................       240
     8,000    *Via Technologies Inc.
                (Semiconductors)......................       123
                                                          ------
                                                             917
                                                          ------
CHINA--7.4%
 1,000,000    China Resources Beijing (Property)......       133
   150,000    Legend Holdings Ltd. (Computer
                systems)..............................       145
   600,000    Shenzhen Chiwan Wharf Holdings Ltd.
                (Commercial transportation)...........       208
                                                          ------
                                                             486
                                                          ------
MALAYSIA--1.6%
    15,000    Unisem (M) Berhad (Semiconductors)......       107
                                                          ------
COMMON STOCKS--EMERGING EUROPE, MID-EAST,
AFRICA--11.5%
EGYPT--2.1%
     8,000    *Al-Ahram Beverages Co--GDR (Packaged
                food and beverage)....................       137
                                                          ------
HUNGARY--1.9%
    17,500    Matav Rt. (Telecommunication
                services).............................       121
                                                          ------
ISRAEL--0.9%
     4,000    *Electric Fuel Corp--ADR (Batteries)....        61
                                                          ------
TURKEY--3.8%
 7,250,000    *Dogan Yayin Holdings (Media)...........    $  123
10,800,000    Haci Omar Babanci Holdings (Financial
                services).............................       127
                                                          ------
                                                             250
                                                          ------

------------------------------------------------------    ------
SHARES OR PRINCIPAL AMOUNT                                 VALUE
------------------------------------------------------    ------
COMMON STOCKS--EMERGING EUROPE, MID-EAST,
AFRICA--(CONTINUED)
POLAND--2.8%
     3,500    Softbank Corp. (System integration).....    $  182
                                                          ------

COMMON STOCKS--LATIN AMERICA--14.2%
MEXICO--13.3%
   150,000    *Consorcio ARA S.A. (Housing)...........       177
     3,000    Fomento Econ Mexico--ADR (Packaged food
                and beverage).........................       129
    35,000    *Grupo Financiero Banamex (Financial
                services).............................       147
     1,500    *Grupo Televisa S.A.--ADR (Media).......       104
     3,000    Telefonos de Mexico--ADR (Telecom
                service)..............................       171
    60,000    *Walmart de Mexico (Retailer)...........       138
                                                          ------
                                                             866
                                                          ------
BRAZIL--0.9%
    20,700    Confeccoes Guararapes S.A. (Apparel
                retailer).............................        57
                                                          ------
TOTAL COMMON STOCK--81.4%
  (cost $5,261).......................................     5,315
                                                          ------

PREFERRED STOCKS--16.6%
BRAZIL--16.6%
 2,250,000    Banco Itau S.A. (Banking)...............       198
    50,000    EMBRAER--PN (Aerospace).................       286
     6,500    Petroleo Brasileiro S.A. (Oil and
                gas)..................................       196
     4,000    Tele Celular Sul Part--ADR
                (Telecommunication services)..........       181
 4,826,000    Votorantim Celulose y Papel (Pulp and
                paper)................................       178
     2,600    Votorantim Celulose y Papel--ADR (Pulp
                and paper)............................        48
                                                          ------
                                                           1,087
                                                          ------
TOTAL PREFERRED STOCK--16.6%
  (cost $675).........................................     1,087
                                                          ------

SHORT-TERM INVESTMENTS--4.4%
$      290    Investors Bank & Trust Company
                Repurchase Agreement 6.03%, dated
                6/30/00 collateralized by U.S.
                Government security with a market
                value of $304, due 7/3/00 repurchase
                date (cost $290)......................       290
                                                          ------
TOTAL INVESTMENTS--102.4%
  (cost $6,226).......................................     6,692
LIABILITIES, PLUS CASH AND OTHER ASSETS--(2.4)%.......     (155)
                                                          ------
NET ASSETS--100.0%....................................    $6,537
                                                          ======

---------------
* Non-income producing securities
GDR = Global Depository Receipt
ADR = American Depository Receipt

At June 30, 2000 the Fund's Portfolio of Investments includes the following categories:
Commercial Services--1.3%; Consumer Durables--2.8%; Consumer
Non-Durables--17.1%; Consumer Services--5.6%; Electronic Technology--21.9%; Energy Minerals--3.1%; Finance--18.1%; Process Industries--5.6%; Producer Manufacturing--0.9%; Retail Trade--4.4%; Technology Services--6.3%; Transportation--3.3%; and Utilities--9.6%

                See accompanying Notes to Financial Statements.
 24  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
DISCIPLINED LARGE CAP FUND
 ...............................................................................

--------------------------------------------------------------------------------
A LETTER FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

[PHOTO]

Stan Kirtman
Dear Shareholders:

For the six months ended June 30, 2000, the William Blair Disciplined Large Cap Growth Fund (Class N Shares) increased 0.20% on a total return basis. This compared with a negative 0.42% return by the S&P 500 during the same period.

The Federal Reserve is finally achieving its goal with regard to its desire to wring out the speculative excesses from the market as the new economy stocks received their just desserts in the second quarter. While the S&P 500, a less technology sensitive index, fell by only 2.66% in the April-June period by comparison the Nasdaq Composite index fell 13.27% in the second quarter while the Nasdaq 100, containing a larger proportion of S&P names declined slightly more, lopping off 14.41% of its value over the same period. In a more dramatic indication of the slide the Nasdaq Composite after reaching its high on March 10 of 5048.62 fell 37.3% to 3164.55 on May 23. Thus far the May 23 figure has turned out to be the low for the current move.

In other words, volatility continues to be a big part of the market's landscape and is likely to persist in view of the Fed's stance. The Fed's stance is one of keeping a watchful eye on inflation and while they held short-term interest rates steady at the last meeting most observers believe that another hike is a good bet in August, when they next meet.

The Fund underperformed its benchmark, the S&P 500 Index during the second quarter by 1.23%. The S&P 500 showed a negative return of 2.66% while the Fund (Class N Shares) was down 3.89%. Looking at performance attribution the three worst performing sectors during the period, in order, were consumer cyclical, capital goods and healthcare. On the plus side contributions came from communications, financials and energy. Companies with disappointing announcements where treated harshly by the market. Example in our portfolio such as Costco, Electronic Data Systems, Xerox Corp. and Honeywell International all fell in excess of 20% as a result of their negative surprises. On the positive side ADC Telecommunication, Coastal Corp., Cigna and US West each recorded gains in excess of 20% through June 30.

As mentioned above the volatility is likely to continue as long as it is thought that the Fed has not won its war against inflation and further increases in short-term interest rates are on the horizon. With the Fed's aim of lowering economic activity it would be a reasonable assumption that growth stocks should do well. However, the valuations of these stocks are high and so disappointment coming as a result of an economic slowdown will not insulate these issues from sharp declines much like that which occurred in the names mentioned above. Under the circumstances, we believe a portfolio that is well diversified is an appropriate strategy at this juncture.

/s/ STAN KIRKMAN

June 30, 2000                                           William Blair Funds   25

 ...............................................................................
DISCIPLINED LARGE CAP FUND
 ...............................................................................
--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------
                                     6/30/00        1999(A)(B)
                                ------------      ------------
Disciplined Large Cap Fund
  (Class N)....................          .20%             1.20%
S&P 500 Index..................         (.42)              .85

--------------------------------------------------------------------------------
INVESTOR INFORMATION
--------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------
                                  6/30/00(C)           1999(C)
                                ------------      ------------
Ending Net Assets (in
  millions)....................           $4                $2
Portfolio Turnover Rate (%)....           48                --
Expense Ratio (%)..............         1.25              1.25

--------------------------------------------------------------------------------
(a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b) Total return is not annualized for periods that are less than a full year.
(c) Rates are annualized.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

[GRAPHIC IMAGE]

                                                                DISCIPLINED LARGE CAP GROWTH
                                                                            FUND                          S&P 500 INDEX
                                                                ----------------------------              -------------
12/99                                                                     10000.00                           10000.00
1/00                                                                       9500.00                            9500.00
2/00                                                                       9600.00                            9300.00
3/00                                                                      10400.00                           10200.00
4/00                                                                      10100.00                            9900.00
5/00                                                                       9600.00                            9700.00
6/00                                                                      10000.00                           10000.00

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the Adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on June 30, 2000. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

 26  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
DISCIPLINED LARGE CAP FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, JUNE 30, 2000 (all dollar amounts in thousands) (unaudited)

---------------------------------------------------    -------
SHARES                                                   VALUE
---------------------------------------------------    -------
COMMON STOCKS
TECHNOLOGY--35.1%
  530     *ADC Telecommunications, Inc.............    $    45
   80     Adobe Systems, Inc.......................         10
   80     *Altera Corporation......................          8
  280     *Analog Devices..........................         21
  430     *Apple Computer, Inc.....................         23
  330     *Applied Materials, Inc..................         30
3,760     *Cisco Systems, Inc......................        239
  100     *Comverse Technology, Inc................          9
1,440     *EMC Corporation.........................        111
  330     First Data Corporation...................         16
1,370     Intel Corporation........................        183
  720     International Business Machines..........         79
  230     *KLA-Tencor Corporation..................         14
  320     Linear Technology Corporation............         20
  130     *Maxim Integrated Products...............          9
  230     *Micron Technology, Inc..................         20
1,100     *Microsoft Corporation...................         88
  330     *NCR Corporation.........................         13
  160     *Network Appliance, Inc..................         13
1,920     *Oracle Corporation......................        161
  350     Perkinelmer, Inc.........................         23
  330     *QUALCOM, Inc............................         20
  120     *Sapient Corporation.....................         13
  800     Scientific Atlanta, Inc..................         60
1,540     *Sun Microsystems, Inc...................        140
  280     Tektronix, Inc...........................         21
1,290     Texas Instruments........................         89
  230     *3Com Corporation........................         13
  220     *Yahoo, Inc..............................         27
                                                       -------
                                                         1,518
                                                       -------
FINANCIAL SERVICES--10.7%
1,120     American Express Company.................         58
  940     American International Group.............        110
  430     Bank of New York.........................         20
  220     Bear Stearns Companies, Inc..............          9
1,180     Chase Manhattan Corporation..............         54
  620     CIGNA Corporation........................         58
  280     Hartford Financial Services Group........         16
  150     J.P. Morgan & Company....................         17
  220     Keycorp..................................          4
  320     Lehman Brothers Holdings.................         30
  370     Marsh & McLennan Companies, Inc..........         39
  170     PNC Financial Services Group.............          8
  400     St. Paul Companies, Inc..................         14
  630     Wells Fargo & Company....................         24
                                                       -------
                                                           461
                                                       -------

---------------------------------------------------    -------
SHARES                                                   VALUE
---------------------------------------------------    -------
COMMON STOCKS--(CONTINUED)
HEALTHCARE--10.4%
  180     Allergan, Inc............................    $    13
  480     American Home Products...................         28
  570     *Amgen, Inc..............................         40
  150     *Biogen, Inc.............................         10
  350     Biomet, Inc..............................         14
  500     Bristol-Meyers Squibb Company............         29
  370     HCA -- The Healthcare Company............         11
  470     Johnson & Johnson........................         48
  130     *MedImmune, Inc..........................         10
  320     Medtronic, Inc...........................         16
  970     Merck & Co., Inc.........................         74
1,870     Pfizer, Inc..............................         90
  370     *Tenet Healthcare Corporation............         10
  320     United Healthcare Corporation............         27
  580     *Watson Pharmaceuticals..................         31
                                                       -------
                                                           451
                                                       -------
CAPITAL GOODS--7.9%
  330     *American Power Conversion Corporation...         13
  370     Dover Corporation........................         15
  170     Eaton Corporation........................         11
  250     General Dynamics Corporation.............         13
2,160     General Electric Company.................        115
  480     Honeywell International..................         16
  130     Johnson Controls, Inc....................          7
  170     Minnesota Mining and Manufacturing.......         14
  200     Molex, Inc...............................         10
  130     Parker-Hannifin Corporation..............          4
  120     *Sealed Air Corporation..................          6
1,020     *Solectron Corporation...................         43
1,220     Tyco International, Ltd..................         58
  300     United Technologies......................         18
                                                       -------
                                                           343
                                                       -------
CONSUMER CYCLICALS--7.3%
  840     *Costco Wholesale Corporation............         28
   90     Dow Jones & Co., Inc.....................          7
  250     Ford Motor Company.......................         11
  630     General Motors Corporation...............         37
1,000     Home Depot, Inc..........................         50
  620     *Kohl's Corporation......................         34
  620     Limited, Inc.............................         13
  250     Lowes Companies..........................         10
  100     Maytag Corporation.......................          4
   90     Omnicom Group............................          8
  370     Target Corporation.......................         21
1,550     Wal-Mart Stores, Inc.....................         89
   70     Whirlpool Corporation....................          3
                                                       -------
                                                           315
                                                       -------
COMMUNICATION SERVICES--7.2%
  220     Alltel Corporation.......................         14
  620     Bell Atlantic Corporation................         32
  370     GTE Corporation..........................         23
1,070     *NEXTEL Communications...................         65
1,200     SBC Communications, Inc..................         52
  320     Sprint Corporation.......................         16
  370     U S West, Inc............................         32
1,685     *Worldcom, Inc...........................         77
                                                       -------
                                                           311
                                                       -------

                See accompanying Notes to Financial Statements.
June 30, 2000                                           William Blair Funds   27

 ...............................................................................
DISCIPLINED LARGE CAP FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, JUNE 30, 2000 (all amounts in thousands) (unaudited)

---------------------------------------------------    -------
SHARES                                                   VALUE
---------------------------------------------------    -------
COMMON STOCKS--(CONTINUED)
ENERGY--7.0%
  200     Anadarko Petroleum Corporation...........    $    10
  170     Apache Corporation.......................         10
  370     Chevron Corporation......................         31
1,720     Exxon Mobil Corporation..................        135
  230     Phillips Petroleum Company...............         12
  300     *Rowan Companies.........................          9
1,040     Royal Dutch Petroleum Company............         64
  250     Schlumberger, Ltd........................         19
  225     Transocean Sedco Forex, Inc..............         12
                                                       -------
                                                           302
                                                       -------
CONSUMER STAPLES--6.8%
  330     Anheuser Busch Companies, Inc............         25
  230     Avon Products............................         10
  230     *Clear Channel Communications, Inc.......         17
  550     Colgate Palmolive Company................         33
  230     CVS Corporation..........................          9
  370     Darden Restaurants, Inc..................          6
  320     General Mills, Inc.......................         12
  450     Kimberly-Clark Corporation...............         26
  520     *Safeway, Inc............................         23
  750     Sysco Corporation........................         32
  767     *Viacom, Inc. Class "B"..................         52
  480     Walgreen Company.........................         16
  800     Walt Disney Company......................         31
                                                       -------
                                                           292
                                                       -------
UTILITIES--3.4%
  630     *AES Corporation.........................         29
  720     Coastal Corporation......................         44
  320     El Paso Energy...........................         16
  870     Enron Corporation........................         56
                                                       -------
                                                           145
                                                       -------

---------------------------------------------------    -------
SHARES                                                   VALUE
---------------------------------------------------    -------
COMMON STOCKS--(CONTINUED)

BASIC MATERIALS--2.0%
  230     Air Products & Chemicals.................    $     7
  432     Alcoa, Inc...............................         12
  650     Dow Chemical Company.....................         20
  170     Georgia-Pacific Group....................          4
  150     Nucor Corporation........................          5
  450     Praxair, Inc.............................         17
  270     Rohm & Haas Company......................          9
  180     Vulcan Materials Company.................          8
  130     Willamette Industries, Inc...............          4
                                                       -------
                                                            86
                                                       -------
TRANSPORTATION--.5%
  200     *AMR Corporation.........................          5
    7     Delta Air Lines..........................          4
  350     Southwest Airlines.......................          7
  170     Union Pacific Corporation................          6
                                                       -------
                                                            22
                                                       -------
TOTAL COMMON STOCK--98.3%
  (cost $4,151)....................................      4,246
                                                       -------
SHORT-TERM INVESTMENTS
$ 142     Investors Bank & Trust Company
            Repurchase Agreement 6.03%, dated
            6/30/00 collateralized by U.S.
            Government agency security with a
            market value of $58, due 7/3/00
            repurchase date........................        142
                                                       -------
TOTAL SHORT-TERM INVESTMENTS--3.3%
  (cost $142)......................................        142
                                                       -------
TOTAL INVESTMENTS--101.6%
  (cost $4,293)....................................      4,388
                                                       -------
LIABILITIES, PLUS CASH AND OTHER ASSETS--(1.6)%....       (68)
                                                       -------
NET ASSETS--100%...................................     $4,320
                                                       =======

                See accompanying Notes to Financial Statements.
 28  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
VALUE DISCOVERY FUND
 ...............................................................................

--------------------------------------------------------------------------------
A LETTER FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

Glen A. Kleczka

[PHOTO]
David Mitchell

[PHOTO]
Cappy Price

Dear Shareholders:

The first half of 2000 encompassed two radically different market environments. The first two months of the year were a continuation of the technology-driven markets of 1999 subsequently punctuated by a significant market break in early March. The Russell 2000 was up approximately 20% at the peak on March 9. The rest of the first half proved to be a difficult climate for technology speculators and more conducive to value investors. The result was a Value Discovery Fund return of 11.79% (Class N Shares) in the first half of 2000 vs. a 3.04% gain for the Russell 2000 and 5.85% for the Russell 2000 Value indices. We thank our shareholders for sticking with us when Value-investing was out of favor. Your patience was rewarded during the second quarter. The resolute execution of our investment disciplines in an exuberant market climate enabled us to protect and grow your capital when conditions turned extremely volatile. We continue to seek meaningful price discounts to intrinsic value while protecting portfolio capital through broad diversification.

We are increasingly confident that Value investments are now on a more level playing field with the types of investments that have been successful in recent years. In a normalized investment environment, the market value of an investment as measured by stock price generally reflects intrinsic value as measured by business fundamentals and future prospects. However, markets efficiently price, in addition to business fundamentals, sentiment-fear and greed. An increasingly speculative market psychology developed from the depths of the Asian financial crisis in late 1998 through the first quarter of 2000. New Economy companies lacking cash flow or earnings were rewarded with market values at many multiples to those of Old Economy companies that had significant cash flow and earnings. In essence, psychology came to dominate fundamentals in market pricing. The result was an unprecedented break in the linkage of market value and intrinsic value.

The month of March may have marked an important inflection point in market psychology leveling the future potential returns of New Economy and Old Economy investments. In the past four months the markets began to rationalize the significant valuation disparity between the New Economy and Old Economy. If our assessment is correct, many of the recent best performing technology and biotechnology stocks will provide only nominal relative returns in the future as this process continues. That is, we believe returns will mean revert resulting in more level returns across the market. We anticipate reversals from time to time as a battle of sentiment between New Economy and Old Economy takes its course. We will most certainly lag during those periods when New Economy stocks are rallying back. However, the New Economy correction in March was so sharp that we are confident it will stand as a point of demarcation in market pricing. The markets now are witnessing an ongoing rationalization of weak and expensive companies. The most important conclusion is that Value portfolios have an excellent chance of generating attractive relative performance under this scenario. Funds focused primarily on technology and biotechnology endured the brunt of the damage when the market corrected. The Value Discovery Fund remains well diversified across all economic sectors with a continuing underweight in technology.

June 30, 2000                                           William Blair Funds   29

Relative portfolio performance in the first half was primarily driven by superior stock selection in four sectors: Consumer Discretionary, Consumer Staples, Utilities, and Technology in that order. Consumer Discretionary performance was driven by Michael's Stores (+60.6%) Pier 1 Imports (+53.9%) and Braun's Fashions (+74.7%). We have scaled Michael's and Braun's back in the portfolio and continue to evaluate their future prospects. We see new opportunities in Retail and look to a more conducive environment for the industry when Fed interest rate hikes peak. We will ultimately replace our winners with new quality retail companies, as Retail has tended historically to outperform in falling interest rate environments. Celestial Seasonings (+106.8%) drove Consumer Staples performance with improved fundamentals capped off with an acquisition by Hain Foods. The Fund's Consumer Staple stocks were up 59.5% vs. down (3.3%) for the Consumer Staples portion of the Russell 2000 providing the most significant positive performance variance. Utility performance was driven primarily by the completion of the Illinova acquisition by Dynegy. Finally, the Technology results are particularly noteworthy as our significant underweight protected portfolio performance through the crash in the Russell 2000 Technology sector. In addition, the Fund's tech stocks were up 44.3% in the first half vs. up 4.6% for the Technology portion of the Russell 2000. This resulted from having a much lower portfolio weight in the losers, including Informix (-56.1%) and Mapics (-63.9%), relative to our big winner, Overland Data (+85.0%).

The weakest performance was experienced in the Health Care and Financial sectors, which subtracted 3.3% combined from portfolio return. We continue to believe both sectors offer meaningful opportunity. We are actually quite satisfied with our Health Care performance considering value funds, including ours, typically do not invest in biotechnology stocks. Nine of the top 15 contributors to the total Russell 2000 second quarter return were Health Care stocks, with four of the nine being biotech. Despite not owning biotech, our returns during the six-month period were a little over 29% in Health Care relative to a 37% return for the benchmark. We subtracted a little over 1.0% from total portfolio performance due primarily to our underweight in Health Care, which was the best performing Russell sector. This underweight reflects an avoidance of biotech stocks, as they do not fit into our value-style of management. Likewise, Financial stocks were weak, as a few earnings disappointments and rising interest rates cast a shadow over our holdings. We continue to like the group as it historically has begun to outperform the broader market up to one quarter before the Fed stops raising rates. We feel we are closer to the end of Fed increases, which sets up a potential performance opportunity in the second half of this year.

The Fund's portfolio remains quite attractive from a valuation perspective at a P/E on next twelve month projected earnings of a little over 10x vs. a P/E of 20x projected earnings for the Russell 2000. Meanwhile, the three-year projected earnings growth for securities in the Fund's portfolio of 13.5% is comparable to the 13% projected growth for the Russell 2000. Overall, we are very pleased with performance in the first half as it served to validate our philosophy and process in one of the most volatile markets of the past few years.


/s/ GLEN A. KLECZKA                /s/ DAVID MITCHELL            /s/ CAPPY PRICE

 30  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
VALUE DISCOVERY FUND
 ...............................................................................
--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                ---------------------------------------------------------
                                     6/30/00           1999           1998           1997
                                ------------   ------------   ------------   ------------
Value Discovery Fund (Class
  N)...........................        11.79%          6.10%            66%         33.46%
Russell 2000 Index.............         3.04          21.26          (2.55)         22.36

--------------------------------------------------------------------------------
INVESTOR INFORMATION
--------------------------------------------------------------------------------

                                ------------------------------------------------------------------------
                                  6/30/00(A)           1999           1998           1997        1996(B)
                                ------------   ------------   ------------   ------------   ------------
Ending Net Assets (in
  millions)....................          $61            $48            $45            $30             $2
Portfolio Turnover Rate (%)....           62             65             78             69             --
Expense Ratio (%)..............         1.64           1.35(b)         1.52          1.50(c)           --

--------------------------------------------------------------------------------
(a) Rates are annualized.
(b) For the period December 23, 1996 (Commencement of Operations) to December 31, 1996.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

[GRAPHIC IMAGE]

                                                                    Value Discovery Fund                 Russell 2000 Index
12/96                                                                           10000.00                           10000.00
3/97                                                                             9700.00                            9500.00
6/97                                                                            11100.00                           11000.00
9/97                                                                            14000.00                           12700.00
12/97                                                                           13300.00                           12200.00
3/98                                                                            15000.00                           13500.00
6/98                                                                            14600.00                           12800.00
9/98                                                                            12000.00                           10300.00
12/98                                                                           13400.00                           11900.00
3/99                                                                            12000.00                           11300.00
6/99                                                                            14100.00                           13000.00
9/99                                                                            12900.00                           12200.00
12/99                                                                           14300.00                           14500.00
6/00                                                                            15900.00                           14900.00

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The Russell 2000(R) Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index (which consists of the largest 3000 stocks in the U.S. market as determined by market capitalization).

This report identifies the Fund's investments on June 30, 2000. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2000                                           William Blair Funds   31

 ...............................................................................
VALUE DISCOVERY FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, JUNE 30, 2000 (all dollar amounts in thousands) (unaudited)

----------------------------------------------------    -------
SHARES                                                    VALUE
----------------------------------------------------    -------
COMMON STOCKS
CONSUMER DISCRETIONARY--22.3%
 26,250    *Brauns Fashion Corporation..............    $   963
 45,500    Ethan Allen Interiors....................      1,092
 82,100    Hollinger International, Inc.............      1,119
 28,300    *Michaels Stores, Inc....................      1,297
 72,200    *NCI Building Systems....................      1,462
191,900    Pier 1 Imports, Inc......................      1,871
 66,100    *Prime Hospitality Corporation...........        624
 45,900    Snap-On Incorporated.....................      1,222
 43,600    *Sunglass Hut International, Inc.........        358
319,000    *Telespectrum Worldwide, Inc.............      1,455
 66,500    *United Stationers, Inc..................      2,153
                                                        -------
                                                         13,616
                                                        -------
FINANCIAL SERVICES--18.7%
 34,100    Amerus Life Holdings, Inc., Class "A"....        703
 98,300    *Annuity & Life Re Holdings, plc ADR.....      2,408
 39,300    Astoria Financial Corporation............      1,012
105,100    Brandywine Realty Trust..................      2,010
 59,100    First Industrial Realty Trust............      1,743
 94,600    *Matrix Bancorp, Inc.....................        639
 42,400    MONY Group, Inc..........................      1,434
 17,300    SCPIE Holdings, Inc......................        355
121,900    *Seacoast Financial Services
             Corporation............................      1,158
                                                        -------
                                                         11,462
                                                        -------
PRODUCER DURABLES--13.2%
 85,600    *Denison International plc ADR...........      1,081
136,000    *Flowserve Corporation...................      2,049
 30,400    *Gardner Denver, Inc.....................        543
100,500    LSI Incorporated.........................      1,526
109,200    Milacron, Inc............................      1,583
 87,400    *Newpark Resources.......................        825
 55,400    *Stoneridge, Inc.........................        485
                                                        -------
                                                          8,092
                                                        -------
MATERIALS--9.8%
168,500    Arch Chemicals, Inc......................      3,686
 55,500    Cleveland-Cliffs, Inc....................      1,432
 29,600    USG Corporation..........................        899
                                                        -------
                                                          6,017
                                                        -------
TECHNOLOGY--7.1%
 65,400    *Informix Corporation....................        487
 33,900    *Kent Electronic Corporation.............      1,011
205,500    *Overland Data, Inc......................      2,844
                                                        -------
                                                          4,342
                                                        -------

----------------------------------------------------    -------
SHARES OR PRINCIPAL AMOUNT                                VALUE
----------------------------------------------------    -------
COMMON STOCKS--(CONTINUED)
AUTOS AND TRANSPORTATION--5.5%
 56,300    *Landstar System, Inc....................    $ 3,353
                                                        -------
HEALTHCARE-RELATED SPECIALTIES--7.0%
 31,600    *First Health Group Corporation..........      1,037
110,100    *Pediatrix Medical Group.................      1,280
192,300    *Quorum Health Group.....................      1,983
                                                        -------
                                                          4,300
                                                        -------
CONSUMER STAPLES--4.6%
105,000    *Cadmus Communications...................      1,024
 36,500    *Suiza Foods Corporation.................      1,784
                                                        -------
                                                          2,808
                                                        -------
ENERGY--2.7%
 63,000    *Veritas DGC, Inc........................      1,638
                                                        -------
UTILITIES--1.1%
 39,200    Atmos Energy Corporation.................        686
                                                        -------
TOTAL COMMON STOCK--92.0%
  (cost $46,231)....................................     56,314
                                                        -------
SHORT-TERM INVESTMENTS
$ 2,697    Investors Bank & Trust Company
             Repurchase Agreement 6.03%, dated
             6/30/00 collateralized by U.S.
             Government agency security with a
             market value of $2,832 due 7/3/00
             repurchase date........................      2,697
  2,608    Associates Corp. of North America Demand
             Note, 6.01%, due 7/3/00................      2,608
                                                        -------
TOTAL SHORT-TERM INVESTMENTS--8.7%
  (cost $5,305).....................................      5,305
                                                        -------
TOTAL INVESTMENTS--100.7%
  (cost $51,536)....................................     61,619
LIABILITIES, LESS CASH AND OTHER ASSETS--(.7)%......      (444)
                                                        -------
NET ASSETS--100.0%..................................    $61,175
                                                        =======

---------------

* Non-income producing securities
ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.
 32  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
INCOME FUND
 ...............................................................................

--------------------------------------------------------------------------------
A LETTER FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

James S. Kaplan

[PHOTO]

Bentley M. Myer
Dear Shareholders:

The William Blair Income Fund (Class N Shares) posted a 3.37% gain on total return basis for the six months ended June 30, 2000. The Fund's return of 3.37% for the six-month period exceeded the return of the Lehman Intermediate Index 3.22% during the same period. In the first quarter of the year, the Fund was up, 1.74%, while the Lehman Index was up 1.50%.

With all of the many recent media reports regarding higher interest rates that have developed from a more restrictive Federal Reserve Board policy, it is very interesting to note that the yield of the ten year U.S. Treasury note is lower today than at the beginning of the year (6.0% at June 30, compared to 6.6% on January 3). Additionally, the yield of a ten year corporate note is about equal to the rate at the beginning of the year. In our view, this means that there is currently much less restriction being placed on the U.S. economy from higher mortgage and other lending rates than is more widely assumed. In fact, if interest rates continue their more recent downward trend, the effect on the economy could turn more stimulative than the Fed seems to want at this stage of an economic cycle.

Strategically, this translates into caution on our part. The average maturity and duration of the Income Fund's portfolio were extended slightly during the first quarter but both have been reduced somewhat more recently. If the bond market continues to rally, we expect to continue to reduce the risk in the Fund. This means some continued reduction in the average maturity/ duration and a continuation in the reduction of credit risk. There were no significant sector changes during the second quarter other than a slight increase in the corporate exposure. The Fund is still underweighted in the corporate sector and that is likely to be maintained until there are sufficient risk premiums to warrant more market weighting.


/s/ JAMES S. KAPLAN                    /s/ BENTLEY M. MYER

June 30, 2000                                           William Blair Funds   33

 ...............................................................................
INCOME FUND
 ...............................................................................
--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                ---------------------------------------------------------------------------------------
                                     6/30/00           1999           1998           1997           1996           1995
                                ------------   ------------   ------------   ------------   ------------   ------------
Income Fund (Class N)..........         3.37%           .34%          7.07%          8.03%          3.07%         14.37%
Lehman Intermediate
  Government/Corporate Index...         3.22            .39           8.44           7.87           4.05          15.33

--------------------------------------------------------------------------------
INVESTOR INFORMATION
--------------------------------------------------------------------------------

                                ---------------------------------------------------------------------------------------
                                  6/30/00(A)           1999           1998           1997           1996           1995
                                ------------   ------------   ------------   ------------   ------------   ------------
Ending Net Assets (in
  millions)....................         $164           $173           $188           $160           $150           $147
Portfolio Turnover Rate (%)....           72             66             96             83             66             54
Expense Ratio (%)..............          .89            .70            .71            .71            .70            .68

(a) Rates are annualized.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

[GRAPHIC IMAGE]

                                                                        Income Fund                Lehman Intermediate Gov/Corp
9/90                                                                       10000.00                                    10000.00
12/90                                                                      10300.00                                    10400.00
12/91                                                                      12000.00                                    11900.00
12/92                                                                      12800.00                                    12800.00
12/93                                                                      13800.00                                    13900.00
12/94                                                                      13700.00                                    13600.00
12/95                                                                      15700.00                                    15700.00
12/96                                                                      16200.00                                    16400.00
12/97                                                                      17500.00                                    17700.00
12/98                                                                      18700.00                                    19200.00
12/99                                                                      18800.00                                    19200.00
6/00                                                                       19400.00                                    19800.00

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The Lehman Intermediate Government/Corporate Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund's investments on June 30, 2000. These holdings are subject to change. Not all fixed-income securities in the Fund performed as well, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

 34  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
INCOME FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, JUNE 30, 2000 (all amounts in thousands) (unaudited)

----------------------------------------------------    --------
PRINCIPAL
AMOUNT                                                     VALUE
----------------------------------------------------    --------
U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY
GUARANTEED OBLIGATIONS--49.7%
U.S. TREASURY--21.3%
$  3,500     U.S. Treasury Note, 7.875%, due
               11/15/04.............................    $  3,705
   8,500     U.S. Treasury Note, 6.500%, due
               8/15/05..............................       8,590
   5,000     U.S. Treasury Note, 6.875%, due
               5/15/06..............................       5,145
   7,300     U.S. Treasury Note, 7.000%, due
               7/15/06..............................       7,562
  10,000     U.S. Treasury Note, 6.500%, due
               10/15/06.............................      10,113
--------                                                --------
  34,300     Total U.S. Treasury Obligations........      35,115
--------                                                --------
U.S. GOVERNMENT GUARANTEED OBLIGATIONS--4.4%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA)--3.3%
   2,363     #255840, 10.000%, due 10/15/09.........       2,421
   2,917     #309232, 8.750%, due 9/15/31...........       2,940
--------                                                --------
   5,280     Total GNMA Obligations.................       5,361
--------                                                --------
SMALL BUSINESS ADMINISTRATION--0.5%
      --     Receipt for Multiple Originator Fees,
               #3
               0.845%, due 11/8/08 (Interest Only)
               WAC..................................         429
     309     Loan #100023, 9.375%, due 11/25/14.....         315
--------                                                --------
     309
--------
             Total Small Business Administration
               Obligations..........................
                                                             744
                                                        --------
DEPARTMENT OF VETERAN AFFAIRS ADMINISTRATION--0.6%
   1,067
--------
             American Housing Trust, XI, 3D
               8.05%, due 9/25/17...................
                                                           1,063
                                                        --------
U.S. GOVERNMENT AGENCY GUARANTEED OBLIGATIONS--24.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC)--13.7%
     576
             #1429, Tranche K, FR, 6.335%, due               542
               11/15/07.............................
   1,610
             #1544, Tranche TM, FR, 8.637%, due            1,607
               7/15/08..............................
     612
             #1600, Tranche SE, FR, 8.450%, due              617
               10/15/08.............................
   4,712
             #1612, Tranche SE, FR, 8.100%, due            4,732
               11/15/08.............................
   2,003
             #1655, Tranche SC, FR, 7.089%, due            1,906
               12/15/08.............................
     273
             #1625, Tranche SB, FR, 6.982%, due              273
               12/15/08.............................
     301
             #1662, Tranche T, FR, 7.945%, due               301
               1/15/09..............................
   3,734
             #1259, Tranche Z, 8.000%, due                 3,746
               9/15/20..............................
   5,570
             #1462, Tranche PK, 7.500%, due                5,568
               7/15/21..............................
   2,286
             #1608, Tranche SE, 8.959%, due                2,336
               6/15/23..............................
     136
             #1542, Tranche S, 13.509%, due                  143
               7/15/23..............................
     851
             #1611, Tranche MB, FR, 5.892%, due              791
               11/15/23.............................
                                                        --------
--------
  22,664                                                  22,562
             Total FHLMC Mortgage Obligations.......
                                                        --------
--------

----------------------------------------------------    --------
PRINCIPAL
AMOUNT                                                     VALUE
----------------------------------------------------    --------
U.S. GOVERNMENT AGENCY GUARANTEED OBLIGA-
TIONS--(CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)--10.3%
$  5,500     Note, 6.000%, due 5/15/08..............    $  5,119
     806     1993-212, Tranche SG, 8.000%, due
               11/25/08.............................         807
   1,583     10.500%, #415841, due 1/1/13...........       1,691
     974     11.500%, #415843, due 1/1/13...........       1,062
   3,385     1993-2, Tranche PH, 7.350%, due
               3/25/21..............................       3,375
   4,750     1992-28, Tranche SB, 5.002%, due
               5/25/21..............................       4,595
      11     1993-19, Tranche SH, 11.234%, due
               4/25/23..............................          11
     315     1994-72, Tranche SA, 9.750%, due
               4/25/24..............................         301
--------                                                --------
  17,324     Total FNMA Mortgage Obligations........      16,961
--------                                                --------
  80,944
--------
             Total U.S. Government and U.S.
               Government Agency Guaranteed
               Obligations..........................
                                                          81,806
                                                        --------

                See accompanying Notes to Financial Statements.
June 30, 2000                                           William Blair Funds   35

 ...............................................................................
INCOME FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, JUNE 30, 2000 (all amounts in thousands) (unaudited)

----------------------------------------  ------------   --------
                                                   S&P
PRINCIPAL                                       RATING
AMOUNT                                     (unaudited)      VALUE
----------------------------------------  ------------   --------
COLLATERALIZED MORTGAGE OBLIGATIONS--22.0%
$  3,157    SASCO 2000-C2, Tranche J,          BBB
              8.274%, due 3/20/03.......                 $  3,157
   1,364    Prudential Home Securities,          A
              1992-13 Tranche B2 7.500%,
              due 6/25/07...............                    1,349
     162    Polk Co. HFA, 1991-1,              AAA
              Tranche A-2, 9.550%, due
              1/15/11...................                      164
   7,178    Morgan Keegan Funding I,           AA-
              L.P., 8.000%, due
              4/25/11...................                    7,226
   1,000    LTC 1993-1, Tranche D,            BBB+
              9.200%, due 11/28/12......                    1,005
     544    DBL T 3, 8.450%, due               AAA
              1/20/19...................                      544
     339    Resolution Trust Corp.,             AA
              1992-2, Tranche A, 7.922%,
              due 8/25/21...............                      338
      67    Resolution Trust Corp.,            AAA
              1991-3, Tranche A-2,
              10.372%, due 8/25/21......                       66
   3,298    Bear, Stearns & Co.,                AA
              1992-3B1, 7.080%, due
              5/25/23...................                    3,345
   3,024    Security National Mortgage           A
              Loan Trust, 2000-1,
              Tranche B, 9.25%, due
              2/25/25...................                    2,951
     294    Resolution Trust Corp.,             AA
              1992-5, Tranche C, 8.621%,
              due 1/25/26...............                      293
   4,000    LTC 1994-1, Tranche C,               A
              9.500%, due 6/15/26.......                    4,052
   4,225    Green Tree Home Equity,              A
              1998-E, Tranche HEM2,
              7.270%, due 6/15/28.......                    4,001
   2,067    Country Wide Funding                 A
              Corporation, 1995-2,
              Tranche B2, 8.500%, due
              6/25/25...................                    2,057
   5,886                                         A
--------
            Merit Securities Corporation
              13, Tranche M2, 7.880%,
              due 1/28/30...............
                                                            5,575
                                                         --------
  36,605
--------
            Total Collateralized
              Mortgage Obligations......
                                                           36,123
                                                         --------

----------------------------------------  ------------   --------
                                                   S&P
PRINCIPAL                                       RATING
AMOUNT                                     (unaudited)      VALUE
----------------------------------------  ------------   --------
CORPORATE OBLIGATIONS--20.8%
$  1,500    Household Finance Corp.              A
              Medium Term Note, 10.380%,
              due 12/15/00..............                 $  1,520
   5,625    WorldCom, Inc., 8.000%, due         A-
              5/15/06...................                    5,687
   3,325    Block Financial, 8.500%, due         A
              4/15/07...................                    3,357
   4,000    Mellon Bank, 7.375%, due            A+
              5/15/07...................                    3,944
   3,350    First Data Corporation,              A
              6.375%, due 12/15/07......                    3,170
   4,700    Cardinal Health Note,                A
              6.250%, due 6/1/08........                    4,284
   4,000    Merrill Lynch Note, 6.000%,        AA-
              due 2/17/09...............                    3,539
   2,150    Wal-Mart Stores Note,               AA
              6.875%, due 8/10/09.......                    2,102
   3,100    Province of Manitoba,              AA-
              7.500%, due 2/22/10.......                    3,143
   3,425                                         A
--------
            Ford Motor Credit Company
              Note, 7.875%, due
              6/15/10...................
                                                            3,420
                                                         --------
  35,175
--------
            Total Corporate
              Obligations...............
                                                           34,166
                                                         --------
 152,724
--------
            TOTAL LONG TERM
              INVESTMENTS--92.5%
              (cost $156,019)...........
                                                          152,095
                                                         --------

SHORT-TERM INVESTMENTS--6.3%
     457                                       A-1
            Associates Corp. of North
              America Demand Note,                            457
              6.01%, due 7/1/00.........
   4,200                                       A-2
            Sears, Roebuck Acceptance
              Corp., 6.20%, due                             4,200
              8/15/00...................
   2,000                                       A-1
            CIT Group Holdings 6.46%,                       2,000
              due 9/15/00...............
   2,000                                       A-2
            Sears, Roebuck Acceptance
              Corp., 6.50%, due                             2,000
              9/15/00...................
   1,750                                      A-1+
--------
            American General Corporation
              6.70%, due 10/16/00.......
                                                            1,750
                                                         --------
  10,407
--------
            TOTAL SHORT-TERM INVESTMENTS
              (cost $10,407)............
                                                           10,407
                                                         --------
$163,131
========
            TOTAL INVESTMENTS--98.8%
              (cost $166,426)...........
                                                          162,502
            CASH AND OTHER ASSETS, LESS
              LIABILITIES--1.2%.........                    1,949
                                                         --------
                                                         $164,451
            NET ASSETS--100.0%..........
                                                         ========

---------------

WAC = Weighted Average Coupon
FR = Floating Rate

                See accompanying Notes to Financial Statements.
 36  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
READY RESERVES FUND
 ...............................................................................

--------------------------------------------------------------------------------
A LETTER FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]
James S. Kaplan

[PHOTO]
Bentley M. Myer

Dear Shareholders:

The William Blair Ready Reserves Fund (Class N Shares) posted a 2.79% increase on a total return basis for the six months ended June 30, 2000 rising 1.3% in the first quarter of the year, and 1.43% in the second quarter. Total assets in the Fund increased early in the second quarter and then stabilized at $1.16 billion at June 30, 2000.

Money market interest rates continued to increase during the second quarter. The Federal Reserve Board raised the target federal funds rate by another one-half percentage point at their May meeting. The Fed has now raised the funds rate 1% so far this year and 1.75% since the middle of last year. With the economy showing some early signs of slowing, it is now unclear whether the Fed will need to raise rates again at the meeting in August. A factor in that decision is likely to be the presidential elections. The average maturity of the Fund's portfolio shortened modestly to forty seven days. If the Fed raises rates again in August, it is likely that the average maturity will be extended toward the fifty to fifty five day range. Conversely, if the Fed leaves rates unchanged in August, the average maturity will likely be maintained in the forty five day area. Additionally, the floating rate note position of the Fund's portfolio held at approximately 13%. These notes have continued to benefit the Fund during this recent period of rising rates.


/s/ JAMES S. KAPLAN                    /s/ BENTLEY M. MYER

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
Average Annual Total Returns -- Class N Shares
(period ending 6/30/00)

                                ---------------------------------------------------------
                                     6 MONTH         1 YEAR        5 YEARS       10 YEARS
                                ------------   ------------   ------------   ------------
Ready Reserves Fund............         2.79%          5.24%          4.99%          4.67%
AAA Rated Money Market Funds...         2.69           5.03           4.86             --(a)
S&P-rated AAA Money Market
  Funds........................         2.78           5.22           4.97           4.65

--------------------------------------------------------------------------------
INVESTOR INFORMATION
--------------------------------------------------------------------------------

                                ---------------------------------------------------------------------------------------
                                  6/30/00(B)           1999           1998           1997           1996           1995
                                ------------           ----           ----           ----           ----           ----
Ending Net Assets (in
  millions)....................       $1,164         $1,053         $1,189           $905           $761           $704
Expense Ratio (%)..............          .69            .72            .69            .70            .71            .72

(a) Index data is unavailable for this time period.
(b) Rates are annualized

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. TOTAL RETURN INCLUDES REINVESTMENT OF INCOME. YIELDS FLUCTUATE AND ARE NOT GUARANTEED. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Markets Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by IBC Financial Data.

The S&P rated AAA Money Market Funds is an index of money market mutual funds rated AAA by Standard & Poor's.

This report identifies the Fund's investments on June 30, 2000. These holdings are subject to change. Not all fixed-income securities in the Fund performed as well, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2000                                           William Blair Funds   37

 ...............................................................................
READY RESERVES FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, JUNE 30, 2000 (all amounts in thousands) (unaudited)

-------------------------------------------------    ----------
PRINCIPAL                                             AMORTIZED
AMOUNT                                                     COST
-------------------------------------------------    ----------
U.S. GOVERNMENT AGENCY GUARANTEED--5.4%
$      933    Agency for International
                Development, VRN--Peru, 6.45%,
                8/1/00...........................    $      933
    13,000    Agency for International
                Development, VRN--India 6.29%,
                7/5/00...........................        12,943
    25,000    Federal Home Loan Mortgage Corp.,
                VRN, 6.25%, 7/5/00...............        25,000
     6,407    Federal National Mortgage
                Association 5.50%, 2/1/01........         6,435
    17,991
----------
              Student Loan Marketing Association
                6.54%, 7/5/00....................
                                                         17,999
                                                     ----------
                                                         63,310
    63,331
                                                     ----------
----------

VARIABLE RATE NOTES--10.0%
    19,992
              AT&T Corporation, VRN 6.24%,               20,000
                7/13/00..........................
    15,018
              Associates Corporation 6.91%,              15,016
                9/14/00..........................
    11,261
              CIT Group Holdings 6.44%-6.97%,            11,255
                7/7/00-7/10/00...................
    12,012                                               12,009
              Ford Motor Credit 6.42%, 7/31/00...
     8,020
              General Motors Acceptance Corp.,
                VRN 6.37%-7.25%,                          8,018
                7/31/00-9/1/00...................
    40,039
              Household Finance Corp., VRN               40,026
                6.89%-6.97%, 8/21/00-9/21/00.....
    10,000
----------
              SBC Communications, VRN 6.68%,
                8/15/00..........................
                                                         10,000
                                                     ----------
                                                        116,324
   116,342
                                                     ----------
----------

FIXED RATE NOTES--5.1%
     1,702
              American Express Credit Company             1,700
                6.50%, 8/1/00....................
     2,999
              Associates Corporation of North
                America 6.25%-6.37%,                      2,999
                8/15/00-9/15/00..................
    14,231
              Associates First Capital                   14,239
                Corporation 6.35%, 9/15/00.......
     4,788
              British Petroleum Amoco, PLC 9.37%,         4,743
                11/1/00..........................
    11,178
              CIT Group Holdings 5.85%-7.50%,            11,179
                11/15/00-2/5/01..................
     7,184
              Daimler Chrysler AG 5.87%-6.63%,            7,202
                8/15/00-2/7/01...................
     1,122
              Ford Motor Credit Company 6.25%,            1,122
                11/8/00..........................
     4,018
              Household Finance Corporation               4,006
                7.10%, 9/5/00....................
     6,589
              IBM Corporation 5.12%-5.76%,                6,596
                7/10/00-2/12/01..................
       998
              National Rural Utility Cooperative
                Finance Corporation 6.21%,                  998
                12/1/00..........................
     5,020
              SBC Communications 6.50%,                   5,020
                8/15/00..........................
                                                     ----------
----------
                                                         59,804
    59,829
                                                     ----------
----------

DEMAND NOTE--0.1%
     1,039
----------
              Associates Corporation of North
                America, VRN 6.01%, 7/3/00.......
                                                          1,039
                                                     ----------
                                                        240,477
   240,541
                                                     ----------
----------

-------------------------------------------------    ----------
PRINCIPAL                                             AMORTIZED
AMOUNT                                                     COST
-------------------------------------------------    ----------
COMMERCIAL PAPER--78.9%
MANUFACTURING--18.9%
$   38,460    Daimler Chrysler Finance
                Corporation, NA 6.33%-6.62%,
                7/31/00-9/20/00..................    $   38,174
    10,000    Ford Motor Credit Company 6.56%,
                8/24/00..........................         9,902
    60,428    General Electric Capital Services
                of Puerto Rico, Inc. 6.11%-6.71%,
                7/11/00-9/12/00..................        59,849
    43,029    General Electric Capital Services
                Corporation 6.17%-6.68%,
                7/7/00-10/12/00..................        42,636
    42,437    General Motors Acceptance
                Corporation 6.12%-6.60%,
                7/11/00-8/23/00..................        42,269
     3,000    John Deere Capital Corporation
                6.56%, 7/26/00...................         2,986
    23,825
----------
              Paccar Financial Corporation
                6.25%-6.60%, 7/28/00-9/21/00.....
                                                         23,615
                                                     ----------
                                                        219,431
   221,179
                                                     ----------
----------

INSURANCE--17.3%
    33,993
              American General Corporation               33,556
                6.53%-6.68%, 8/28/00-10/5/00.....
    34,839
              American General Finance
                Corporation 6.15%-6.68%,                 34,638
                7/24/00-9/5/00...................
    30,000
              Aon Corporation 6.62%-6.65%,               29,775
                7/5/00-8/30/00...................
    31,000
              Marsh USA, Inc. 6.10%-6.62%,               30,821
                7/20/00-11/14/00.................
    24,074
              Metlife Funding 6.61%-6.63%,               23,883
                8/10/00-8/14/00..................
    34,909
              Prudential Funding Corporation             34,578
                6.13%-6.71%, 7/7/00-9/13/00......
    14,000
----------
              USAA Capital Corporation 6.58%,
                8/9/00-8/15/00...................
                                                         13,896
                                                     ----------
                                                        201,147
   202,815
                                                     ----------
----------

FINANCE--9.3%
     1,400
              American Express Credit Corporation         1,374
                6.62%, 10/12/00..................
    21,141
              Associates Corporation of North
                America 6.33%-6.56%,                     21,033
                7/12/00-8/23/00..................
    43,737
              Associates First Capital
                Corporation 6.36%-6.59%,                 43,299
                7/26/00-9/28/00..................
    27,577
              CIT Group Holdings 6.15%-6.65%,            27,343
                7/14/00-10/25/00.................
    15,635
----------
              Household Finance Corporation
                6.15%-6.65%, 8/3/00-8/4/00.......
                                                         15,544
                                                     ----------
                                                        108,593
   109,490
                                                     ----------
----------

ELECTRONIC/TECHNOLOGY--7.6%
    53,209
              Motorola Credit, Inc. 6.13%-6.60%,         52,517
                7/17/00-11/16/00.................
    36,453
----------
              Xerox Corporation 6.17%-6.64%,
                7/14/00-8/11/00..................
                                                         36,277
                                                     ----------
                                                         88,794
    89,662
                                                     ----------
----------

                See accompanying Notes to Financial Statements.
 38  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
READY RESERVES FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, JUNE 30, 2000 (all amounts in thousands) (unaudited)

-------------------------------------------------    ----------
PRINCIPAL                                             AMORTIZED
AMOUNT                                                     COST
-------------------------------------------------    ----------
COMMERCIAL PAPER--(CONTINUED)
ENERGY--4.9%
$   47,500    Chevron U.K. Investment, plc
                6.16%-6.66%, 7/21/00-10/6/00.....    $   47,014
    10,000    Halliburton Company 6.67%,
                8/30/00..........................         9,889
----------                                           ----------
    57,500                                               56,903
----------                                           ----------

UTILITIES--TELEPHONE--4.4%
    18,764    AT&T Corporation 6.61%, 8/1/00.....        18,657
    32,991
----------
              SBC Communications 6.12%-6.76%,
                7/6/00-10/4/00...................
                                                         32,763
                                                     ----------
                                                         51,420
    51,755
                                                     ----------
----------
BROKERAGE--4.2%
    49,140
----------
              Merrill Lynch, Inc. 6.17%-6.65%,
                7/11/00-9/18/00..................
                                                         48,818
                                                     ----------
UTILITIES--ENERGY & GAS--4.2%
    48,755
----------
              National Rural Utilities
                Cooperative Finance Corporation
                5.95%-6.58%, 7/5/00-8/10/00......
                                                         48,632
                                                     ----------

CHEMICAL/FOREST--3.4%
    39,214
----------
              E. I. Dupont de Nemours
                6.48%-6.54%, 8/17/00.............
                                                         38,879
                                                     ----------

-------------------------------------------------    ----------
PRINCIPAL                                             AMORTIZED
AMOUNT                                                     COST
-------------------------------------------------    ----------
COMMERCIAL PAPER--(CONTINUED)

DRUGS/HEALTH--2.9%
$   34,430
----------
              Schering-Plough Corporation
                5.98%-6.19%, 7/25/00-9/6/00......
                                                     $   34,218
                                                     ----------

FOOD/BEVERAGE/TOBACCO--1.8%
     5,000
              Anheuser-Busch Companies 6.59%,             4,887
                11/2/00..........................
    16,500
----------
              Brown-Forman Corporation
                6.50%-6.63% 8/2/00-8/16/00.......
                                                         16,387
                                                     ----------
                                                         21,274
    21,500
                                                     ----------
----------
   925,440                                              918,109
              TOTAL COMMERCIAL PAPER.............
                                                     ----------
----------
$1,165,981                                            1,158,586
              TOTAL INVESTMENTS--99.5%...........
==========
              CASH AND OTHER ASSETS, LESS                 5,678
                LIABILITIES--0.5%................
                                                     ----------
                                                     $1,164,264
              NET ASSETS--100.0%.................
                                                     ==========
              PORTFOLIO WEIGHTED AVERAGE                47 Days
                MATURITY.........................

---------------

VRN = Variable Rate Note

                See accompanying Notes to Financial Statements.
June 30, 2000                                           William Blair Funds   39

 ...............................................................................
STATEMENTS OF ASSETS AND LIABILITIES
 ...............................................................................

JUNE 30, 2000 (all dollar amounts in thousands except share data) (unaudited)

                                                             TAX-      LARGE     SMALL
                                                            MANAGED     CAP       CAP     INTERNATIONAL
                                                  GROWTH    GROWTH    GROWTH    GROWTH       GROWTH
                                                   FUND      FUND      FUND      FUND         FUND
                                                 --------   -------   -------   -------   -------------
ASSETS
Investments in securities, at cost...........    $473,544   $1,421    $12,571   $27,697     $292,373
                                                 --------   ------    -------   -------     --------
Investments in securities, at market value...    $708,424   $1,510    $12,699   $27,556     $352,141
Cash.........................................          26       18         28        36           --
Foreign currency, at value...................          --       --         --        --        1,772
Receivable for fund shares sold..............         213       --          1       519        2,046
Receivable for investment securities sold....       5,938       --        147     1,698           --
Receivable for Adviser.......................          --       68         67        69           --
Dividend and interest receivable.............         733        1          7         3          333
Prepaid insurance............................          22       --         --        --            5
Deferred organization costs..................          --       --         --        --           --
                                                 --------   ------    -------   -------     --------
      Total assets...........................     715,356    1,597     12,949    29,881      356,297
LIABILITIES
Payable for investment securities
  purchased..................................          --       --         --       794        5,081
Payable for fund shares redeemed.............         710       --          4        13        1,525
Management fee payable.......................         446        5         33       127          337
Distribution and shareholder services fee
  payable....................................         (14)      --         --         1            8
Dividend payable.............................          --       --         --        --           --
Other accrued expenses.......................          31       12         16        13          225
                                                 --------   ------    -------   -------     --------
      Total liabilities......................       1,173       17         53       948        7,176
                                                 --------   ------    -------   -------     --------
         Net Assets..........................    $714,183   $1,580    $12,896   $28,933     $349,121
                                                 ========   ======    =======   =======     ========
CAPITAL
Composition of Net Assets
  Par value of shares of beneficial
    interest.................................    $  7,249   $    1    $     1   $     1     $     14
  Capital paid in excess of par value........     304,509    1,533     12,659    26,039      224,099
  Accumulated net investment income (loss)...        (935)      (3)       (10)     (110)         250
  Accumulated realized gain (loss)...........     168,480      (40)       118     3,144       66,472
  Net unrealized appreciation (depreciation)
    of investments and foreign currencies....     234,880       89        128      (141)      58,286
                                                 --------   ------    -------   -------     --------
         Net Assets..........................    $714,183   $1,580    $12,896   $28,933     $349,121
                                                 ========   ======    =======   =======     ========

                See accompanying Notes to Financial Statements.
 40  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
STATEMENTS OF ASSETS AND LIABILITIES
 ...............................................................................

JUNE 30, 2000 (all dollar amounts in thousands except share data) (unaudited)

                                                 EMERGING   DISCIPLINED
                                                 MARKETS       LARGE        VALUE                  READY
                                                  GROWTH        CAP       DISCOVERY    INCOME     RESERVES
                                                   FUND        FUND         FUND        FUND        FUND
                                                 --------   -----------   ---------   --------   ----------
ASSETS
Investments in securities, at cost...........     $6,226      $4,293       $51,536    $166,426   $1,158,586
                                                  ------      ------       -------    --------   ----------
Investments in securities, at market value...     $6,692      $4,388       $61,619    $162,502   $1,158,586
Cash.........................................         --          28            22          62           40
Foreign currency, at value...................         17          --            --          --           --
Receivable for fund shares sold..............          1           2            12         126       15,931
Receivable for investment securities sold....         --          --            --          --           --
Receivable from Adviser......................         93          92            61          --           --
Dividend and interest receivable.............          2           3            60       1,883        2,890
Prepaid insurance............................         --          --            --           4           79
Deferred organization costs..................         19          --            13          --           --
                                                  ------      ------       -------    --------   ----------
      Total assets...........................      6,824       4,513        61,787     164,577    1,177,526
LIABILITIES
Payable for investment securities
  purchased..................................        121         162           456          --        1,138
Payable for fund shares redeemed.............         10          --            78          57       10,887
Management fee payable.......................        104          12            55          66          206
Distribution and shareholder services fee
  payable....................................         --          --             1           1          345
Dividend payable.............................         --          --            --          --          357
Other accrued expenses.......................         52          19            22           2          329
                                                  ------      ------       -------    --------   ----------
      Total liabilities......................        287         193           612         126       13,262
                                                  ------      ------       -------    --------   ----------
         Net Assets..........................     $6,537      $4,320       $61,175    $164,451   $1,164,264
                                                  ======      ======       =======    ========   ==========
CAPITAL
Composition of Net Assets
  Par value of shares of beneficial
    interest.................................     $    1      $    1       $     4    $     16   $    1,165
  Capital paid in excess of par value........      5,320       4,346        48,148     176,209    1,163,203
  Accumulated net investment income (loss)...        (10)         (1)          127         765           79
  Accumulated realized gain (loss)...........        766        (121)        2,813      (8,615)        (183)
  Net unrealized appreciation (depreciation)
    of investment and foreign currencies.....        460          95        10,083      (3,924)          --
                                                  ------      ------       -------    --------   ----------
         Net Assets..........................     $6,537      $4,320       $61,175    $164,451   $1,164,264
                                                  ======      ======       =======    ========   ==========

                See accompanying Notes to Financial Statements.
June 30, 2000                                           William Blair Funds   41

 ...............................................................................
STATEMENTS OF ASSETS AND LIABILITIES
 ...............................................................................

JUNE 30, 2000 (all dollar amounts in thousands except share data) (unaudited)

                                                                  TAX-         LARGE         SMALL
                                                                 MANAGED        CAP           CAP       INTERNATIONAL
                                                   GROWTH        GROWTH        GROWTH       GROWTH         GROWTH
                                                    FUND          FUND          FUND         FUND           FUND
                                                 -----------   -----------   ----------   -----------   -------------
Class A Shares
  Net Assets.................................    $     1,118    $     10     $       40   $       216    $       629
                                                 ===========    ========     ==========   ===========    ===========
  Shares Outstanding.........................         52,800         942          3,964        14,458         25,662
                                                 ===========    ========     ==========   ===========    ===========
  Net Asset Value Per Share..................    $     21.18    $  10.37     $    10.12   $     14.92    $     24.51
                                                 ===========    ========     ==========   ===========    ===========
  Maximum Public Offering Price..............    $     22.47    $  11.00     $    10.74   $     15.83    $     26.00
                                                 ===========    ========     ==========   ===========    ===========
Class B Shares
  Net Assets.................................    $       143    $     10     $       10   $        15    $       169
                                                 ===========    ========     ==========   ===========    ===========
  Shares Outstanding.........................          6,776       1,000          1,000         1,000          6,924
                                                 ===========    ========     ==========   ===========    ===========
  Net Asset Value Per Share..................    $     21.07    $  10.33     $    10.08   $     14.86    $     24.38
                                                 ===========    ========     ==========   ===========    ===========
Class C Shares
  Net Assets.................................    $       326    $     14     $       16   $     1,225    $       553
                                                 ===========    ========     ==========   ===========    ===========
  Shares Outstanding.........................         15,516       1,343          1,561        82,422         22,673
                                                 ===========    ========     ==========   ===========    ===========
  Net Asset Value Per Share..................    $     21.03    $  10.33     $    10.08   $     14.87    $     24.38
                                                 ===========    ========     ==========   ===========    ===========
Class I Shares
  Net Assets.................................    $   575,880    $  1,368     $   12,769   $    27,218    $   257,979
                                                 ===========    ========     ==========   ===========    ===========
  Shares Outstanding.........................     27,159,924     131,678      1,259,753     1,822,208     10,505,684
                                                 ===========    ========     ==========   ===========    ===========
  Net Asset Value Per Share..................    $     21.20    $  10.39     $    10.14   $     14.94    $     24.56
                                                 ===========    ========     ==========   ===========    ===========
Class N Shares
  Net Assets.................................    $   136,716    $    178     $       61   $       259    $    89,791
                                                 ===========    ========     ==========   ===========    ===========
  Shares Outstanding.........................      6,455,598      17,146          5,985        17,372      3,660,163
                                                 ===========    ========     ==========   ===========    ===========
  Net Asset Value Per Share..................    $     21.18    $  10.37     $    10.12   $     14.92    $     24.53
                                                 ===========    ========     ==========   ===========    ===========

                                                  EMERGING     DISCIPLINED
                                                   MARKETS        LARGE        VALUE                        READY
                                                   GROWTH          CAP       DISCOVERY      INCOME        RESERVES
                                                    FUND          FUND          FUND         FUND           FUND
                                                 -----------   -----------   ----------   -----------   -------------
Class A Shares
  Net Assets.................................    $        68    $    220     $       47   $       196
                                                 ===========    ========     ==========   ===========
  Shares Outstanding.........................          5,386      21,714          3,043        19,560
                                                 ===========    ========     ==========   ===========
  Net Asset Value Per Share..................    $     12.69    $  10.13     $    15.34   $     10.03
                                                 ===========    ========     ==========   ===========
  Maximum Public Offering Price..............    $     13.46    $  10.75     $    16.28   $     10.23
                                                 ===========    ========     ==========   ===========
Class B Shares
  Net Assets.................................    $         1    $     10     $      188   $        65
                                                 ===========    ========     ==========   ===========
  Shares Outstanding.........................            106       1,000         12,338         6,508
                                                 ===========    ========     ==========   ===========
  Net Asset Value Per Share..................    $     12.63    $  10.10     $    15.28   $     10.01
                                                 ===========    ========     ==========   ===========
Class C Shares
  Net Assets.................................    $        68    $     12     $       46   $         1
                                                 ===========    ========     ==========   ===========
  Shares Outstanding.........................          5,409       1,155          2,998           118
                                                 ===========    ========     ==========   ===========
  Net Asset Value Per Share..................    $     12.63    $  10.10     $    15.28   $      9.98
                                                 ===========    ========     ==========   ===========
Class I Shares
  Net Assets.................................    $     6,302    $  3,838     $   55,801   $   153,229
                                                 ===========    ========     ==========   ===========
  Shares Outstanding.........................        496,145     378,214      3,653,758    15,386,333
                                                 ===========    ========     ==========   ===========
  Net Asset Value Per Share..................    $     12.70    $  10.15     $    15.27   $      9.96
                                                 ===========    ========     ==========   ===========
Class N Shares
  Net Assets.................................    $        98    $    240     $    5,093   $    10,960    $ 1,164,264
                                                 ===========    ========     ==========   ===========    ===========
  Shares Outstanding.........................          7,679      23,734        333,608     1,100,860      1,164,367
                                                 ===========    ========     ==========   ===========    ===========
  Net Asset Value Per Share..................    $     12.70    $  10.14     $    15.27   $      9.96    $      1.00
                                                 ===========    ========     ==========   ===========    ===========

                See accompanying Notes to Financial Statements.
 42  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
STATEMENTS OF OPERATIONS
 ...............................................................................

FOR THE PERIOD ENDED JUNE 30, 2000 (all amounts in thousands) (unaudited)

                                                                TAX-     LARGE     SMALL
                                                             MANAGED       CAP       CAP   INTERNATIONAL
                                                    GROWTH    GROWTH    GROWTH    GROWTH          GROWTH
                                                      FUND      FUND      FUND      FUND            FUND
                                                 ---------   -------   -------   -------   -------------
INVESTMENT INCOME
  Interest...................................    $     919   $     2   $    16   $    43   $         378
  Dividends..................................        1,525         2        21         6           2,021
  Less foreign tax withheld..................           (1)       --        --        --            (241)
                                                 ---------   -------   -------   -------   -------------
  Total Income...............................        2,443         4        37        49           2,158
EXPENSES
  Investment advisory fees...................        2,760         5        34       126           1,771
  Distribution fees..........................          213        --        --         3              71
  Shareholder services fees..................            2        --        --         1               2
  Custodian fees.............................           91        25        25        25             270
  Transfer agent fees........................           77        22        22        23              34
  Professional fees..........................           94         3         4         8              44
  Registration fees..........................           29        18        27        39              27
  Organization costs.........................           --        --        --        --              --
  Other expenses.............................          112         2         2         3              33
                                                 ---------   -------   -------   -------   -------------
    Total expenses before waiver.............        3,378        75       114       228           2,252
      Less expenses waived and absorbed by
         the Company.........................           --       (68)      (67)      (69)             --
                                                 ---------   -------   -------   -------   -------------
    Net investment income (loss).............         (935)       (3)      (10)     (110)            (94)
Net realized and unrealized gain (loss) on
  investments, futures, foreign currency
  transactions and other assets and
  liabilities
    Net realized gain (loss) on
      investments............................      168,426       (40)      118     3,144          65,936
    Net realized gain (loss) on foreign
      currency transactions and other assets
      and liabilities........................           --        --        --        --             (23)
                                                 ---------   -------   -------   -------   -------------
    Total net realized gain (loss)...........      168,426       (40)      118     3,144          65,913
Change in net unrealized appreciation
  (depreciation) on investments and other
  assets and liabilities.....................     (137,356)       71       112      (258)        (59,011)
                                                 ---------   -------   -------   -------   -------------
Net increase (decrease) in net assets
  resulting from operations..................    $  30,135   $    28   $   220   $ 2,776   $       6,808
                                                 =========   =======   =======   =======   =============

                See accompanying Notes to Financial Statements.
June 30, 2000                                           William Blair Funds   43

 ...............................................................................
STATEMENTS OF OPERATIONS
 ...............................................................................

FOR THE PERIOD ENDED JUNE 30, 2000 (all amounts in thousands) (unaudited)

                                               EMERGING   DISCIPLINED
                                                MARKETS         LARGE       VALUE                READY
                                                 GROWTH           CAP   DISCOVERY    INCOME   RESERVES
                                                   FUND          FUND        FUND      FUND       FUND
                                               --------   -----------   ---------   -------   --------
INVESTMENT INCOME
  Interest...................................  $     9       $   2       $   80     $ 5,982   $35,056
  Dividends..................................       43          12          404          --        --
  Less foreign tax withheld..................       (3)         --           --          --        --
                                               -------       -----       ------     -------   -------
    Total Income.............................       49          14          484       5,982    35,056
EXPENSES
  Investment advisory fees...................       46          11          309         490     1,352
  Distribution fees..........................       --          --            5           9     1,972
  Shareholder services fees..................       --          --           --          --        --
  Custodian fees.............................       56          38           32          34       108
  Transfer agent fees........................       17          22           27          34       227
  Professional fees..........................        1           6            7          24       129
  Registration fees..........................       23          28           22          28        22
  Organization costs.........................        4          --            4          --        --
  Other expenses.............................        5           2           33           6       105
                                               -------       -----       ------     -------   -------
    Total expenses before waiver.............      152         107          439         625     3,915
      Less expenses waived and absorbed by
         the Company.........................      (93)        (92)         (61)         --        --
                                               -------       -----       ------     -------   -------
    Net investment income (loss).............      (10)         (1)         106       5,357    31,141
Net realized and unrealized gain (loss) on
  investments, futures, foreign currency
  transactions and other assets and
  liabilities
    Net realized gain (loss) on
      investments............................      762        (121)       3,053      (2,745)      (22)
    Net realized (gain) loss on foreign
      currency transactions and other assets
      and liabilities........................       (1)         --           --          --        --
                                               -------       -----       ------     -------   -------
  Total net realized gain (loss).............      761        (121)       3,053      (2,745)      (22)
Change in net unrealized appreciation
  (depreciation) on investments and other
  assets and liabilities.....................   (1,352)         77        2,957       3,021        --
                                               -------       -----       ------     -------   -------
Net increase (decrease) in net assets
  resulting from operations..................  $  (601)      $ (45)      $6,116     $ 5,633   $31,119
                                               =======       =====       ======     =======   =======

                See accompanying Notes to Financial Statements.
 44  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
STATEMENTS OF CHANGES IN NET ASSETS
 ...............................................................................

FOR THE PERIOD ENDED JUNE 30, 2000 AND THE YEAR ENDED DECEMBER 31, 1999 (all amounts in thousands) (unaudited)

                                                         TAX-              LARGE              SMALL
                                                        MANAGED             CAP                CAP              INTERNATIONAL
                                   GROWTH               GROWTH             GROWTH             GROWTH               GROWTH
                                    FUND                FUND(A)           FUND(A)            FUND(A)                FUND
                            -----------------------------------------------------------------------------------------------------
                              2000        1999       2000     1999     2000      1999     2000      1999      2000        1999
                              ----        ----       ----     ----     ----      ----     ----      ----      ----        ----
OPERATIONS
  Net investment income
    (loss)................  $    (935)  $    (838)  $   (3)      --   $   (10)      --   $  (110)      --   $     (94)  $    (806)
  Net realized gain (loss)
    on investments,
    futures, foreign
    currency transactions
    and other assets and
    liabilities...........    168,426      55,266      (40)      --       118       --     3,144       --      65,913      57,719
  Change in net unrealized
    appreciation
    (depreciation) on
    investments, foreign
    currency transactions
    and other assets and
    liabilities...........   (137,356)     60,757       71       18       112       16      (258)     117     (59,011)     90,067
                            ---------   ---------   ------   ------   -------   ------   -------   ------   ---------   ---------
  Net increase (decrease)
    in net assets
    resulting from
    operations............     30,135     115,185       28       18       220       16     2,776      117       6,808     146,980
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income...         --          --       --       --        --       --        --       --          --          --
  Net realized gain.......         --     (55,329)      --       --        --       --        --       --          --     (48,415)
                            ---------   ---------   ------   ------   -------   ------   -------   ------   ---------   ---------
                                   --     (55,329)      --       --        --       --        --       --          --     (48,415)
CAPITAL STOCK TRANSACTIONS
  Net proceeds from sale
    of shares.............     88,662     294,188      534    1,000    13,423    1,137    27,372    6,229     252,927     386,956
  Shares issued in
    reinvestment of income
    dividends and capital
    gain distributions....         --      51,574       --       --        --       --        --       --         (61)     45,344
  Other capital
    contributions.........      7,175          --       --       --        --       --        --       --          --          --
  Less cost of shares
    redeemed..............   (230,232)   (329,231)      --       --    (1,900)      --    (7,561)      --    (212,642)   (368,522)
                            ---------   ---------   ------   ------   -------   ------   -------   ------   ---------   ---------
    Net increase
      (decrease) in net
      assets from capital
      share
      transactions........   (134,395)     16,531      534    1,000    11,523    1,137    19,811    6,229      40,224      63,778
                            ---------   ---------   ------   ------   -------   ------   -------   ------   ---------   ---------
    Increase (decrease) in
      net assets..........   (104,260)     76,387      562    1,018    11,743    1,153    22,587    6,346      47,032     162,343
Net assets
  Beginning of period.....    818,443     742,056    1,018       --     1,153       --     6,346       --     302,089     139,746
                            ---------   ---------   ------   ------   -------   ------   -------   ------   ---------   ---------
  End of period...........  $ 714,183   $ 818,443   $1,580   $1,018   $12,896   $1,153   $28,933   $6,346   $ 349,121   $ 302,089
                            =========   =========   ======   ======   =======   ======   =======   ======   =========   =========
Undistributed net
  investment income (loss)
  at the end of the
  period..................  $    (935)         --   $   (3)      --   $   (10)      --   $  (110)      --   $     250   $     344
                            =========   =========   ======   ======   =======   ======   =======   ======   =========   =========
CAPITAL STOCK TRANSACTIONS
  Shares sold.............      4,439      16,028       52      100     1,352      114     1,904      623      10,382      20,256
  Shares issued in
    reinvestment of income
    dividends and capital
    gain distributions....         --       2,609       --       --        --       --        --       --          (3)      1,958
  Less shares redeemed....    (11,475)    (19,205)      --       --      (194)      --      (590)      --      (8,728)    (19,201)
                            ---------   ---------   ------   ------   -------   ------   -------   ------   ---------   ---------
Change from capital stock
  transactions............     (7,036)       (568)      52      100     1,158      114     1,314      623       1,651       3,013
                            =========   =========   ======   ======   =======   ======   =======   ======   =========   =========

---------------

(a) For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999

                See accompanying Notes to Financial Statements.
June 30, 2000                                           William Blair Funds   45

 ...............................................................................
STATEMENTS OF CHANGES IN NET ASSETS
 ...............................................................................

FOR THE PERIOD ENDED JUNE 30, 2000 AND THE YEAR ENDED DECEMBER 31, 1999 (all amounts in thousands) (unaudited)

                                        EMERGING          DISCIPLINED
                                         MARKETS             LARGE              VALUE
                                         GROWTH               CAP             DISCOVERY             INCOME
                                          FUND              FUND(A)             FUND                 FUND
                                    -----------------------------------------------------------------------------
                                     2000      1999      2000     1999     2000      1999       2000       1999
                                     ----      ----      ----     ----     ----      ----       ----       ----
OPERATIONS
  Net investment income (loss)....  $   (10)  $   (30)  $   (1)      --   $   106   $   356   $  5,357   $ 11,133
  Net realized gain (loss) on
    investments, futures, foreign
    currency transactions and
    other assets and
    liabilities...................      761     1,168     (121)      --     3,053      (166)    (2,745)    (1,502)
  Change in net unrealized
    appreciation (depreciation) on
    investments, foreign currency
    transactions and other assets
    and liabilities...............   (1,352)    1,690       77       18     2,957     2,564      3,021     (9,127)
                                    -------   -------   ------   ------   -------   -------   --------   --------
  Net increase (decrease) in net
    assets resulting from
    operations....................     (601)    2,828      (45)      18     6,116     2,754      5,633        504
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income...........       --        --       --       --        --      (344)    (4,842)   (10,995)
  Net realized gain...............       --       (18)      --       --        --        --         --         --
                                    -------   -------   ------   ------   -------   -------   --------   --------
                                         --       (18)      --       --        --      (344)    (4,842)   (10,955)
CAPITAL STOCK TRANSACTIONS
  Shares sold.....................    1,529       841    2,940    1,500    11,424    10,567     26,994     51,529
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions............       --        16       --       --        --       330      3,553      8,044
  Other capital transactions......       --        --       --       --        --        --         --         --
  Less cost of shares redeemed....     (419)   (1,393)     (93)      --    (4,788)   (9,559)   (40,262)   (63,488)
                                    -------   -------   ------   ------   -------   -------   --------   --------
  Net increase (decrease) in net
    assets from capital stock
    transactions..................    1,110      (536)   2,847    1,500     6,636     1,338     (9,715)    (4,185)
                                    -------   -------   ------   ------   -------   -------   --------   --------
  Increase (decrease) in net
    assets........................      509     2,274    2,802    1,518    12,752     3,748     (8,924)   (14,676)
Net assets
  Beginning of period.............    6,028     3,754    1,518       --    48,423    44,675    173,375    188,051
                                    -------   -------   ------   ------   -------   -------   --------   --------
  End of period...................  $ 6,537   $ 6,028   $4,320   $1,518   $61,175   $48,423   $164,451   $173,375
                                    =======   =======   ======   ======   =======   =======   ========   ========
Undistributed net investment
  income (loss) at the end of the
  period..........................  $   (10)  $    --   $   (1)  $   --   $   127   $    21   $    765   $    250
                                    =======   =======   ======   ======   =======   =======   ========   ========
CAPITAL STOCK TRANSACTIONS
  Shares sold.....................      105        83      285      150       793       829      2,731      5,057
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions............       --         1       --       --        --        25        360        792
  Less shares redeemed............      (32)     (134)      (9)      --      (336)     (751)    (4,073)    (6,275)
                                    -------   -------   ------   ------   -------   -------   --------   --------
Change from capital stock
  transactions....................       73       (50)     276      150       457       103       (982)      (426)
                                    =======   =======   ======   ======   =======   =======   ========   ========


                                              READY
                                            RESERVES
                                              FUND
                                    -------------------------
                                       2000          1999
                                       ----          ----
OPERATIONS
  Net investment income (loss)....  $    31,141   $    50,112
  Net realized gain (loss) on
    investments, futures, foreign
    currency transactions and
    other assets and
    liabilities...................          (22)          (52)
  Change in net unrealized
    appreciation (depreciation) on
    investments, foreign currency
    transactions and other assets
    and liabilities...............           --            --
                                    -----------   -----------
  Net increase (decrease) in net
    assets resulting from
    operations....................       31,119        50,060
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income...........      (31,119)      (50,060)
  Net realized gain...............           --            --
                                    -----------   -----------
                                        (31,119)      (50,060)
CAPITAL STOCK TRANSACTIONS
  Shares sold.....................    2,718,834     3,961,669
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions............       30,596        48,807
  Other capital transactions......           --            --
  Less cost of shares redeemed....   (2,637,969)   (4,146,724)
                                    -----------   -----------
  Net increase (decrease) in net
    assets from capital stock
    transactions..................      111,461      (136,248)
                                    -----------   -----------
  Increase (decrease) in net
    assets........................      111,461      (136,248)
Net assets
  Beginning of period.............    1,052,803     1,189,051
                                    -----------   -----------
  End of period...................  $ 1,164,264   $ 1,052,803
                                    ===========   ===========
Undistributed net investment
  income (loss) at the end of the
  period..........................  $        79   $        57
                                    ===========   ===========
CAPITAL STOCK TRANSACTIONS
  Shares sold.....................    2,718,834     3,961,669
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions............       30,596        48,807
  Less shares redeemed............   (2,637,969)   (4,146,724)
                                    -----------   -----------
Change from capital stock
  transactions....................      111,461      (136,248)
                                    ===========   ===========

---------------

(a) For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999

                See accompanying Notes to Financial Statements.
 46  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
NOTES TO FINANCIAL STATEMENTS (unaudited)
 ...............................................................................

(1) SIGNIFICANT ACCOUNTING POLICIES

(a) Description of the Fund

William Blair Funds (the "Funds") is an open-end diversified mutual fund currently consisting of ten portfolios (each the "Fund"), each with its own investment objectives and policies.

The Growth Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing in the common stocks of large, medium and small domestic companies in varying proportions.

The Tax-Managed Growth Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing in a diversified portfolio of common stocks of domestic growth companies. The Fund employs a number of techniques to enhance the long-term, after-tax returns for its shareholders.

The Large Cap Growth Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks issued by large domestic companies.

The Small Cap Growth Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of small emerging, rapid growth domestic companies that are of a high quality and that have had especially vigorous growth in revenues and earnings.

The International Growth Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies of all sizes domiciled outside the United States and securities convertible into, exchangeable for, or having the right to buy, such common stocks.

The Emerging Markets Growth Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing in well-managed quality growth companies in emerging markets.

The Disciplined Large Cap Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing primarily in a diversified portfolio of large capitalization domestic companies. The Fund's portfolio investments are primarily chosen from 90 to 140 of the Standard & Poor's 500 Stock companies.

The Value Discovery Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing with a value discipline primarily in the equity securities of small companies.

The Income Fund is a portfolio whose principal objective is to seek a high level of current income relative to stability of principal by investing primarily in a diversified portfolio of intermediate-term income-producing securities.

The Ready Reserves Fund is a portfolio whose principal objective is to seek current income, a stable share price and daily liquidity by investing primarily in short-term U.S. dollar denominated domestic money market instruments.

(b) Share Classes

Effective September 30, 1999, the William Blair Funds offer five classes of shares. Prior to September 30, 1999, the William Blair Funds only offered what is now known as Class N shares. The Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares seven years after issuance (three years for the Income Fund). Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to an initial or contingent deferred sales charge and generally have lower ongoing expenses than the other classes. Class N shares are sold only to investors who acquire the shares directly through the Fund's distributor or a select number of financial intermediaries, without an initial sales charge but are subject to higher ongoing expenses than Class A shares. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences. Expenses are allocated pro rata on the basis of the net assets of each class of shares, except to the extent that an expense is unique to a specific class.

June 30, 2000                                           William Blair Funds   47

(c) Investment Securities

Equity securities traded on a national securities exchange or market are valued at the last sale price or, in the absence of a sale on the date of valuation, at the latest bid price. The value of foreign securities are determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there has been no sale on the date of valuation, at the latest bid price. Long-term fixed-income securities are valued based on market quotations or independent services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities are valued at fair value as determined in good faith by the Board of Trustees. Short-term securities in all Funds except Ready Reserves Fund are valued at a cost that approximates market value. Securities in the Ready Reserves Fund are valued using the amortized cost method. Under this method, any premium or discount as of the date an investment security is acquired is amortized on a straight line basis to maturity.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Dividend income is recorded on the ex-dividend date, except that dividends from certain foreign securities are recorded as soon as the information is available. Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Variable rate bonds and floating rate notes earn interest at a coupon rate that fluctuates at specific time intervals. The interest rates shown in the Income Fund's and the Ready Reserves Fund's Portfolio of Investments were the rates in effect on June 30, 2000.

(d) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most Class A shares). Proceeds payable on redemptions of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m. Chicago time (4:00 p.m. Eastern time), on each day the Exchange is open. In addition, the Ready Reserves Fund does not price its shares on the observance of Columbus Day and Veterans Day. Dividends from net investment income, if any, of the Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Growth Fund, Emerging Markets Growth Fund, Disciplined Large Cap Fund, and Value Discovery Fund are declared at least annually. Dividends from the Income Fund and Ready Reserves Fund are declared monthly and daily, respectively. Capital gain distributions, if any, are declared annually in December. Dividends payable to shareholders are recorded on the ex-dividend date. Dividends are determined in accordance with Federal income tax principles which may treat certain transactions differently from generally accepted accounting principles.

(e) Repurchase Agreements

The Fund may enter into repurchase agreements with its custodian, whereby the Fund acquires ownership of a debt security and the custodian agrees, at the time of the sale, to repurchase the debt security from the Fund at a mutually agreed upon time and price. The Fund's policy is to take possession of the debt security as collateral under the repurchase agreements. The Fund minimizes credit risk by monitoring credit exposure to the custodian and by monitoring the collateral value on a daily basis.

(f) Foreign Currency Translation and Foreign Currency Contracts

Assets and liabilities of the International Growth Fund and the Emerging Markets Growth Fund denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The International Growth Fund and the Emerging Markets Growth Fund may enter into foreign currency forward contracts as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency. Additionally, the Funds may enter into contracts to hedge the value, in U.S. dollars, of securities it currently owns. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

 52  Semi-Annual Report                                            June 30, 2000

(g) Income Taxes

Each Fund intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Fund intends to distribute their taxable income to their shareholders and be relieved of all Federal income taxes. At December 31, 1999, the Value Discovery Fund, Income Fund and Ready Reserves Fund had capital loss carryforwards (in thousands) of $233, $5,616, and $161, respectively. These loss carryforwards, which will expire in 2007 (2006 for the Income Fund), can be used to offset net realized capital gains.

The International Growth Fund has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Fund recognized net unrealized appreciation (in thousands) of $1,227 in 1999, all of which has been reclassified from unrealized gain on investments to undistributed net investment income. In addition, the Fund recorded net realized losses of $176 on sales of PFICs during 1999, of which $74 had been recognized as income in prior years.

(h) Organization Costs

The initial organization costs of the Emerging Markets Growth Fund and the Value Discovery Fund have been paid by William Blair & Company L.L.C. (the "Company"). The Funds will reimburse the Company for the amount of such expenses. The deferred organization costs are being amortized on the straight-line method and repaid to the Company over a five year period.

(i) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) INVESTMENT ADVISORY, TRANSACTIONS WITH AFFILIATES AND TRUSTEES' FEES

(a) Management Agreement

The Company provides investment advisory and other administrative and accounting services to the Fund under terms of the Management Agreement. Each Fund pays the Company a monthly fee determined as a specified percentage of average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets of each Fund, are as follows:

Growth Fund..............................................    0.75%
Tax-Managed Growth Fund..................................    0.80%
Large Cap Growth Fund....................................    0.80%
Small Cap Growth Fund....................................    1.10%
International Growth Fund................................    1.10% of the first $250 million
                                                             1.00% in excess of $250 million
Emerging Markets Growth Fund.............................    1.40%
Disciplined Large Cap Fund...............................    0.80%
Value Discovery Fund.....................................    1.15%
Income Fund..............................................    5.00% of gross income plus
                                                             0.25% of the first $250 million
                                                             0.20% in excess of $250 million
Ready Reserves Fund......................................    0.275% of the first $250 million
                                                             0.250% of the next $250 million
                                                             0.225% of the next $2 billion
                                                             0.200% in excess of $2.5 billion

Effective January 1, 2000 the investment advisory fee that the Ready Reserves Fund receives was reduced by .35% and a .35% distribution fee was implemented.

June 30, 2000                                           William Blair Funds   53

For the period ended June 30, 2000, the Company was entitled to and voluntarily waived investment advisory fees as indicated below (in thousands):

                                                               INVESTMENT     INVESTMENT
                                                              ADVISORY FEE   ADVISORY FEE
                         FUND NAME                              ENTITLED        WAIVED
                         ---------                            ------------   ------------
Growth Fund.................................................     $2,760          $ --
Tax-Managed Growth Fund.....................................          5             5
Large Cap Growth Fund.......................................         34            34
Small Cap Growth Fund.......................................        126           126
International Growth Fund...................................      1,771            --
Emerging Markets Growth Fund................................         46            46
Disciplined Large Cap Fund..................................         11            11
Value Discovery Fund........................................        309            --
Income Fund.................................................        490            --
Ready Reserves Fund.........................................      1,352            --
                                                                 ------          ----
                                                                 $6,904          $222

The Company has voluntarily agreed to waive the Tax-Managed Growth Fund's and the Large Cap Growth Fund's investment advisory fee and to absorb other operating expenses through April 30, 2001, if total expenses exceed 1.11% of average daily net assets for the Fund's Class I shares. For the Fund's Class A, B, C and N shares, the expenses will be capped at 1.11% plus any distribution/shareholder services fees.

The Company has voluntarily agreed to waive the Small Cap Growth Fund's investment advisory fee and to absorb other operating expenses through April 30, 2001, if total expenses exceed 1.35% of average daily net assets for the Fund's Class I shares. For the Fund's Class A, B, C and N shares, the expenses will be capped at 1.35% plus any distribution/shareholder services fees.

The Company has voluntarily agreed to waive the Emerging Markets Growth Fund's investment advisory fee and to absorb other operating expenses if total expenses exceed 1.81% of average daily net assets through April 30, 2001 for the Fund's Class I shares. For the Fund's Class A, B, C and N shares, the expenses will be capped at 1.81% plus any distribution/shareholder services fees.

The Company has voluntarily agreed to waive the Disciplined Large Cap Fund's investment advisory fee and to absorb other operating expenses through April 30, 2001, if total expenses exceed 1.00% of average daily net assets for the Fund's Class I shares. For the Fund's Class A, B, C and N shares, the expenses will be capped at 1.00% plus any distribution/shareholder services fees.

The Company has voluntarily agreed to waive the Value Discovery Fund's investment advisory fee and to absorb other operating expenses through April 30, 2001, if total expenses exceed 1.39% of average daily net assets for the Fund's Class I shares. For the Fund's Class A, B, C and N shares, the expenses will be will be capped at 1.39% plus any distribution/shareholder services fees.

Subsequent to April 30, 2001 overall operating expenses for Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund and Disciplined Large Cap Fund will not fall below the applicable percentage limitation until the Company has been fully reimbursed for fees foregone and expenses paid under the expense limitation agreement, as each Fund will reimburse the Company for a period of five years in subsequent years if operating expenses (before reimbursement) are less than the applicable percentage limitation.

(b) Underwriting, Distribution Services and Shareholder Services Agreement

The Fund has an underwriting and distribution services agreement with the Company. For services under the distribution services agreement, the Funds pay the Company a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Effective January 1, 2000, for services under the distribution services agreement, the Funds pay the Company a fee of .25% of average daily net assets of the Class N shares (.15% of average daily net assets for Income Fund, and
 .35% of average daily net assets for Ready Reserves Fund) pursuant to a separate Rule 12b-1 plans for the Class N shares. Pursuant to the agreement, the Company enters into related selling group agreements with various firms at various rates for sales of Class B, Class C and Class N shares. In addition, the Company receives any contingent deferred sales charges (CDSC) from redemptions of Class
B and Class C shares.

 50  Semi-Annual Report                                            June 30, 2000

The Fund has a shareholder servicing agreement with the Company. For providing information and shareholder services to Class A, Class B and Class C shareholders, the Funds pay the Company a fee at an annual rate of up to .25% of average daily net assets of each class. The Company in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service.

Distribution and shareholder service fees paid by the Funds to the Company for the period ended June 30, 2000 were as follows (in thousands):

                                                                                SHAREHOLDER
                        FUND NAME                           DISTRIBUTION FEES   SERVICE FEES
                        ---------                           -----------------   ------------
Growth Fund...............................................       $  213             $ 2
Tax-Managed Growth Fund...................................           --              --
Large Cap Growth Fund.....................................           --              --
Small Cap Growth Fund.....................................            3               1
International Growth Fund.................................           71               2
Emerging Markets Growth Fund..............................           --              --
Disciplined Large Cap Fund................................           --              --
Value Discovery Fund......................................            5              --
Income Fund...............................................            9              --
Ready Reserves Fund.......................................        1,972              --
                                                                 ------             ---
                                                                 $2,273             $ 5

In addition, the Company collects sales charges imposed on sales of each Fund's Class A shares and reallows a portion of such charges to dealers through which sales are made. There is also a contingent deferred sales charge ("CDSC") on Class B and Class C shares, which applies if redemption occurs within 6 years of purchase on Class B shares (2 years of purchase for the Income Fund) and 1 year of purchase on Class C shares. Class A share purchases equal to or exceeding $1 million in aggregate, which did not incur an initial sales charge, are subject to a 1.00% CDSC if redeemed within one year of purchase. There was no CDSC retained by the Company for the period ended June 30, 2000. The Class A Shares sales charges retained by the Company are as follows (in thousands):

                                                              CLASS A SHARES
                         FUND NAME                            SALES CHARGES
                         ---------                            --------------
Growth Fund.................................................       $--
Tax-Managed Growth Fund.....................................        --
Large Cap Growth Fund.......................................        --
Small Cap Growth Fund.......................................         1
International Growth Fund...................................         1
Emerging Markets Growth Fund................................        --
Disciplined Large Cap Fund..................................        --
Value Discovery Fund........................................        --
Income Fund.................................................        --
                                                                   ---
                                                                   $ 2

(c) Trustees.

The Funds paid fees of $102,000 to non-affiliated trustees of the Fund for the period ended June 30, 2000.

June 30, 2000                                           William Blair Funds   51

(3) INVESTMENT TRANSACTIONS

Investment transactions, excluding money market instruments, for the period ended June 30, 2000 were as follows (in thousands):

                                                                          TAX-       LARGE      SMALL
                                                                         MANAGED      CAP        CAP     INTERNATIONAL
                                                               GROWTH    GROWTH     GROWTH     GROWTH       GROWTH
                                                                FUND      FUND       FUND       FUND         FUND
                                                              --------   -------   ---------   -------   -------------
Purchases...................................................  $288,710    $573      $14,284    $75,004     $204,297
Proceeds from Sales and maturities..........................   434,256     272        3,552     53,817      191,063
Gross unrealized appreciation/depreciation at June 30, 2000
  was as follows:
  Unrealized appreciation...................................  $275,369    $161      $ 1,117    $ 3,630     $ 75,334
  Unrealized depreciation...................................    40,489      72          989      3,771       15,566
                                                              --------    ----      -------    -------     --------
Net unrealized appreciation/depreciation....................  $234,880    $ 89      $   128    $  (141)    $ 59,768

                                                              EMERGING   DISCIPLINED
                                                              MARKETS     LARGE CAP      VALUE
                                                               GROWTH      GROWTH      DISCOVERY   INCOME
                                                                FUND        FUND         FUND       FUND
                                                              --------   -----------   ---------   -------
Purchases...................................................   $5,838      $3,502       $20,068    $55,815
Proceeds from Sales and maturities..........................    4,989         670        15,974     71,594
Gross unrealized appreciation/depreciation at June 30, 2000
  was as follows:
  Unrealized appreciation...................................   $1,168      $  364       $12,491    $   657
  Unrealized depreciation...................................      702         269         2,408      4,581
                                                               ------      ------       -------    -------
Net unrealized appreciation/depreciation....................   $  466      $   95       $10,083    $(3,924)

(4) FOREIGN CURRENCY FORWARD CONTRACTS

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Fund and the Emerging Markets Growth Fund enter into foreign currency forward contracts with its custodian and others. The Funds bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with forward contracts are reflected in the accompanying financial statements.

(5) FUTURES CONTRACTS

During 2000 the Small Cap Growth Fund purchased exchange-traded index futures contracts, which are contracts that obligate the Fund to make or take delivery of the cash value of a securities index at a specified future date at a specified price. The Fund entered such contracts to hedge a portion of its portfolio. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. The statement of operations reflects the net realized gains and losses on these contracts. There were no outstanding contracts at June 30, 2000.

 52  Semi-Annual Report                                            June 30, 2000

(6) CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Fund (in thousands):

                                                    TAX-MANAGED        LARGE CAP          SMALL CAP         INTERNATIONAL
                                GROWTH FUND         GROWTH FUND       GROWTH FUND        GROWTH FUND         GROWTH FUND
                            -------------------   ---------------   ----------------   ----------------   -----------------
                            SHARES     AMOUNT     SHARES   AMOUNT   SHARES   AMOUNT    SHARES   AMOUNT    SHARES    AMOUNT
                            ------     ------     ------   ------   ------   ------    ------   ------    ------    ------
Shares sold
Class A...................       32   $     624     --      $ --       --    $    --      11    $   127       21   $    519
Class B...................        2          49     --        --       --         --      --         --        3         79
Class C...................       13         258     --         3        1         16      83      1,079       19        480
Class I...................    1,245      25,030     36       364    1,345     13,349   1,780     25,758    1,317     32,137
Class N...................    3,147      62,701     16       167        6         58      30        408    9,022    219,712
Shares issued in
reinvestment of income
dividends and capital gain
distributions
Class A...................       --          --     --        --       --         --      --         --       --         --
Class B...................       --          --     --        --       --         --      --         --       --         --
Class C...................       --          --     --        --       --         --      --         --       --         --
Class I...................       --          --     --        --       --         --      --         --       (3)       (61)
Class N...................       --          --     --        --       --         --      --         --       --         --
Shares redeemed
Class A...................        3          56     --        --        1          9       1         14       --          1
Class B...................       --          --     --        --       --         --      --         --       --          9
Class C...................        1          21     --        --        1          9       1         17        2         36
Class I...................    3,830      77,169     --        --      191      1,872     574      7,317    1,745     41,754
Class N...................    7,641     152,986     --        --        1         10      14        213    6,981    170,842
Other capital
  transactions............       --       7,175     --        --       --         --      --         --       --         --
                            -------   ---------     --      ----    -----    -------   -----    -------   ------   --------
Net increase (decrease)
from capital share
transactions..............   (7,036)  $(134,395)    52      $534    1,158    $11,523   1,314    $19,811    1,651   $ 40,224
                            =======   =========     ==      ====    =====    =======   =====    =======   ======   ========

                               EMERGING
                                MARKETS         DISCIPLINED     VALUE DISCOVERY        INCOME                READY
                              GROWTH FUND     LARGE CAP FUND         FUND               FUND             RESERVES FUND
                            ---------------   ---------------   ---------------   ----------------   ----------------------
                            SHARES   AMOUNT   SHARES   AMOUNT   SHARES   AMOUNT   SHARES   AMOUNT     SHARES       AMOUNT
                            ------   ------   ------   ------   ------   ------   ------   ------     ------       ------
Shares sold
Class A...................     5     $  79      15     $ 152       1     $  21       17    $   174          --   $       --
Class B...................    --        --      --        --      12       181        5         50          --           --
Class C...................     4        55      --         1       2        21       --         --          --           --
Class I...................    88     1,295     247     2,556     596     8,538    1,361     13,472          --           --
Class N...................     8       100      23       231     182     2,663    1,348     13,298   2,718,834    2,718,834
Shares issued in
reinvestment of income
dividends and capital gain
distributions
Class A...................    --        --      --        --      --        --       --          4          --           --
Class B...................    --        --      --        --      --        --       --          1          --           --
Class C...................    --        --      --        --      --        --       --         --          --           --
Class I...................    --        --      --        --      --        --      330      3,249          --           --
Class N...................    --        --      --        --      --        --       30        299      30,596       30,596
Shares redeemed
Class A...................    --        --      --        --      --        --       --         --          --           --
Class B...................    --        --      --        --      --        --       --         --          --           --
Class C...................    --        --      --        --      --        --       --         --          --           --
Class I...................    32       419       9        93     286     4,077    2,232     22,052          --           --
Class N...................    --        --      --        --      50       711    1,841     18,210   2,637,969    2,637,969
Other capital
  transactions............    --        --      --        --      --        --       --         --          --           --
                              --     ------    ---     ------    ---     ------   -----    -------   ---------   ----------
Net increase (decrease)
from capital share
transactions..............    73     $1,110    276     $2,847    457     $6,636    (982)   $(9,715)    111,461   $  111,461
                              ==     ======    ===     ======    ===     ======   =====    =======   =========   ==========

June 30, 2000                                           William Blair Funds   53

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

GROWTH FUND

                                                                                                                CLASS N
                                                              ---------------------------------------------------------
                                                              PERIOD ENDED                    PERIOD ENDED DECEMBER 31,
                                                              ------------   ------------------------------------------
                                                               6/30/2000      1999     1998     1997     1996     1995
                                                               ---------      ----     ----     ----     ----     ----
Net asset value, beginning of period........................     $20.10      $17.97   $15.35   $13.48   $11.90   $ 9.60
Income from investment operations:
  Net investment income (loss)..............................      (0.06)      (0.01)      --    (0.02)   (0.01)    0.03
  Net realized and unrealized gain (loss) on investments....       1.14        3.58     4.12     2.69     2.14     2.75
                                                                 ------      ------   ------   ------   ------   ------
Total from investment operations............................       1.08        3.57     4.12     2.67     2.13     2.78
Less distributions from:
  Net investment income.....................................         --          --       --       --     0.01     0.03
  Net realized gain.........................................         --        1.44     1.50     0.80     0.54     0.45
                                                                 ------      ------   ------   ------   ------   ------
Total distributions.........................................         --        1.44     1.50     0.80     0.55     0.48
                                                                 ------      ------   ------   ------   ------   ------
Net asset value, end of period..............................     $21.18      $20.10   $17.97   $15.35   $13.48   $11.90
                                                                 ======      ======   ======   ======   ======   ======
Total return (%)............................................       5.37       19.98    27.15    20.07    17.99    29.07
Ratios to average daily net assets (%):
  Expenses (a)..............................................       1.11        0.86     0.84     0.84     0.79     0.65
  Net investment income (loss) (a)..........................      (0.46)      (0.11)   (0.02)   (0.16)   (0.08)    0.34

                                              CLASS A                     CLASS B                     CLASS C
                                     -------------------------   -------------------------   -------------------------
                                                  PERIOD ENDED                PERIOD ENDED                PERIOD ENDED
                                     -------------------------   -------------------------   -------------------------
                                     6/30/2000   12/31/1999(B)   6/30/2000   12/31/1999(C)   6/30/2000   12/31/1999(C)
                                     ---------   -------------   ---------   -------------   ---------   -------------
Net asset value, beginning of
 period............................   $20.09        $17.48        $20.07        $19.15        $20.06        $19.15
Income from investment operations:
 Net investment income (loss)......    (0.03)           --         (0.10)        (0.02)        (0.08)        (0.03)
 Net realized and unrealized gain
   (loss) on investments...........     1.12          4.05          1.10          2.38          1.05          2.38
                                      ------        ------        ------        ------        ------        ------
Total from investment operations...     1.09          4.05          1.00          2.36          0.97          2.35
Less distributions from:
 Net investment income.............       --            --            --            --            --            --
 Net realized gain.................       --          1.44            --          1.44            --          1.44
                                      ------        ------        ------        ------        ------        ------
Total distributions................       --          1.44            --          1.44            --          1.44
                                      ------        ------        ------        ------        ------        ------
Net asset value, end of period.....   $21.18        $20.09        $21.07        $20.07        $21.03        $20.06
                                      ======        ======        ======        ======        ======        ======
Total return (%)...................     5.43         23.29          4.98         12.43          4.84         12.38
Ratios to average daily net assets
 (%):
 Expenses (a)......................     1.11          1.31          1.86          2.03          1.86          2.01
 Net investment loss (a)...........    (0.41)        (0.23)        (1.16)        (1.00)        (1.12)        (1.06)

                                              CLASS I
                                     -------------------------
                                                  PERIOD ENDED
                                     -------------------------
                                     6/30/2000   12/31/1999(D)
                                     ---------   -------------
Net asset value, beginning of
 period............................   $20.10        $17.98
Income from investment operations:
 Net investment income (loss)......    (0.02)        (0.01)
 Net realized and unrealized gain
   (loss) on investments...........     1.12          3.57
                                      ------        ------
Total from investment operations...     1.10          3.56
Less distributions from:
 Net investment income.............       --            --
 Net realized gain.................       --          1.44
                                      ------        ------
Total distributions................       --          1.44
                                      ------        ------
Net asset value, end of period.....   $21.20        $20.10
                                      ======        ======
Total return (%)...................     5.47         19.91
Ratios to average daily net assets
 (%):
 Expenses (a)......................     0.86          0.86
 Net investment loss (a)...........    (0.19)        (0.11)

                                                              -------------------------------------------------------------------
                                                              PERIOD ENDED                PERIOD ENDED DECEMBER 31,
                                                              ------------   ----------------------------------------------------
                                                               6/30/2000       1999       1998       1997       1996       1995
                                                               ---------       ----       ----       ----       ----       ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)................    $714,183     $818,443   $742,056   $591,353   $501,774   $363,036
  Portfolio turnover rate (%) (a)...........................          79           52         37         34         43         32

---------------

(a) Rates are annualized.
(b) For the period October 19, 1999 (Commencement of the Class) to December 31, 1999.
(c) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(d) For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

 54  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

TAX-MANAGED GROWTH FUND

                                                    CLASS A                     CLASS B                     CLASS C
                                           -------------------------   -------------------------   -------------------------
                                                 PERIOD ENDED                PERIOD ENDED                PERIOD ENDED
                                           -------------------------   -------------------------   -------------------------
                                           6/30/2000   12/31/1999(B)   6/30/2000   12/31/1999(B)   6/30/2000   12/31/1999(B)
                                           ---------   -------------   ---------   -------------   ---------   -------------
Net asset value, beginning of period....    $10.18        $10.00        $10.18        $10.00        $10.18         10.00
Income from investment operations:
  Net investment income (loss)..........     (0.04)           --         (0.08)           --         (0.07)           --
  Net realized and unrealized gain
    (loss) on investments...............      0.23          0.18          0.23          0.18          0.22          0.18
                                            ------        ------        ------        ------        ------        ------
Total from investment operations........      0.19          0.18          0.15          0.18          0.15          0.18
Less distributions from:
  Net investment income.................        --            --            --            --            --            --
  Net realized gain.....................        --            --            --            --            --            --
                                            ------        ------        ------        ------        ------        ------
Total distributions.....................        --            --            --            --            --            --
                                            ------        ------        ------        ------        ------        ------
Net asset value, end of period..........    $10.37        $10.18        $10.33        $10.18        $10.33        $10.18
                                            ======        ======        ======        ======        ======        ======
Total return (%)........................      1.87          1.80          1.47          1.80          1.47          1.80
Ratios to average daily net assets (%):
  Expenses (a)(c).......................      1.36          1.36          2.11          2.11          2.11          2.11
  Net investment income (loss) (a)(c)...     (0.76)         0.73         (1.52)        (0.01)        (1.50)        (0.01)

                                                                        CLASS I                     CLASS N
                                                               -------------------------   -------------------------
                                                                     PERIOD ENDED                PERIOD ENDED
                                                               -------------------------   -------------------------
                                                               6/30/2000   12/31/1999(B)   6/30/2000   12/31/1999(B)
                                                               ---------   -------------   ---------   -------------
Net asset value, beginning of period........................    $10.18        $10.00        $10.18        $10.00
Income from investment operations:
  Net investment income (loss)..............................     (0.02)           --         (0.01)           --
  Net realized and unrealized gain (loss)
    on investments..........................................      0.23          0.18          0.20          0.18
                                                                ------        ------        ------        ------
Total from investment operations............................      0.21          0.18          0.19          0.18
Less distributions from:
  Net investment income.....................................        --            --            --            --
  Net realized gain.........................................        --            --            --            --
                                                                ------        ------        ------        ------
Total distributions.........................................        --            --            --            --
                                                                ------        ------        ------        ------
Net asset value, end of period..............................    $10.39        $10.18        $10.37        $10.18
                                                                ======        ======        ======        ======
Total return (%)............................................      2.06          1.80          1.87          1.80
Ratios to average daily net assets (%):
  Expenses (a) (c)..........................................      1.11          1.11          1.36          1.36
  Net investment income (loss) (a) (c)......................     (0.49)          .99         (0.34)         0.75

                                                              ----------------------
                                                                   PERIOD ENDED
                                                              ----------------------
                                                              6/30/2000   12/31/1999
                                                              ---------   ----------
Supplemental data for all classes:
  Net assets at end of period (in thousands)................   $1,580       $1,018
  Portfolio turnover rate(%)(a).............................       46           --

---------------

(a) Rates are annualized.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(c) Without the waiver of expenses in 2000, the expense ratio would have been 11.72%, 12.47%, 12.47%, 11.47% and 11.72% for Classes A, B, C, I and N,
    respectively. The net investment loss ratio would have been (11.12)%, (11.88)%, (11.86)%, (10.85)% and (10.70)% for Classes A, B, C, I and N,
    respectively.

June 30, 2000                                           William Blair Funds   55

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

LARGE CAP GROWTH FUND

                                                    CLASS A                     CLASS B                     CLASS C
                                           -------------------------   -------------------------   -------------------------
                                                 PERIOD ENDED                PERIOD ENDED                PERIOD ENDED
                                           -------------------------   -------------------------   -------------------------
                                           6/30/2000   12/31/1999(B)   6/30/2000   12/31/1999(B)   6/30/2000   12/31/1999(B)
                                           ---------   -------------   ---------   -------------   ---------   -------------
Net asset value, beginning of period.....   $10.14        $10.00        $10.14        $10.00        $10.14        $10.00
Income from investment operations:
  Net investment income (loss)...........    (0.04)           --         (0.07)           --         (0.09)           --
  Net realized and unrealized gain (loss)
    on investments.......................     0.02          0.14          0.01          0.14          0.03          0.14
                                            ------        ------        ------        ------        ------        ------
Total from investment operations.........    (0.02)         0.14         (0.06)         0.14         (0.06)         0.14
Less distributions from:
  Net investment income..................       --            --            --            --            --            --
  Net realized gain......................       --            --            --            --            --            --
                                            ------        ------        ------        ------        ------        ------
Total distributions......................       --            --            --            --            --            --
                                            ------        ------        ------        ------        ------        ------
Net asset value, end of period...........   $10.12        $10.14        $10.08        $10.14        $10.08        $10.14
                                            ======        ======        ======        ======        ======        ======
Total return (%).........................    (0.20)         1.40         (0.59)         1.40         (0.59)         1.40
Ratios to average daily net assets (%):
  Expenses(a)(c).........................     1.36          1.36          2.11          2.11          2.11          2.11
  Net investment income (loss)(a)(c).....    (0.70)        (0.48)        (1.44)        (1.41)        (1.40)        (1.41)

                                                                       CLASS I                     CLASS N
                                                              -------------------------   -------------------------
                                                                    PERIOD ENDED                PERIOD ENDED
                                                              -------------------------   -------------------------
                                                              6/30/2000   12/31/1999(B)   6/30/2000   12/31/1999(B)
                                                              ---------   -------------   ---------   -------------
Net asset value, beginning of period........................   $10.14        $10.00        $10.14        $10.00
Income from investment operations:
  Net investment income (loss)..............................    (0.01)           --         (0.02)           --
  Net realized and unrealized gain (loss)
    on investments..........................................     0.01          0.14            --          0.14
                                                               ------        ------        ------        ------
Total from investment operations............................       --          0.14         (0.02)         0.14
Less distributions from:
  Net investment income.....................................       --            --            --            --
  Net realized gain.........................................       --            --            --            --
                                                               ------        ------        ------        ------
Total distributions.........................................       --            --            --            --
                                                               ------        ------        ------        ------
Net asset value, end of period..............................   $10.14        $10.14        $10.12        $10.14
                                                               ======        ======        ======        ======
Total return (%)............................................       --          1.40         (0.20)         1.40
Ratios to average daily net assets (%):
  Expenses(a)(c)............................................     1.11          1.11          1.36          1.36
  Net investment income (loss)(a)(c)........................    (0.28)        (0.40)        (0.50)        (0.66)

                                                                   PERIOD ENDED
                                                              ----------------------
                                                              6/30/2000   12/31/1999
                                                              ---------   ----------
Supplemental data for all classes:
  Net assets at end of period (in thousands)................   $12,896      $1,153
  Portfolio turnover rate (%)(a)............................        94          --

---------------

(a) Rates are annualized.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(c) Without the waiver of expenses in 2000, the expense ratio would have been 2.97%, 3.72%, 3.72%, 2.72% and 2.97% for Classes A, B, C, I and N,
    respectively. The net investment loss would have been (2.31)%, (3.05)%, (3.01)%, (1.89)% and (2.11)% for Classes A, B, C, I and N, respectively.

 56  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

SMALL CAP GROWTH FUND

                                     ---------------------------------------------------------------------------------
                                              CLASS A                     CLASS B                     CLASS C
                                     -------------------------   -------------------------   -------------------------
                                           PERIOD ENDED                PERIOD ENDED                PERIOD ENDED
                                     -------------------------   -------------------------   -------------------------
                                     6/30/2000   12/31/1999(B)   6/30/2000   12/31/1999(B)   6/30/2000   12/31/1999(B)
                                     ---------   -------------   ---------   -------------   ---------   -------------
Net asset value, beginning of
  period...........................    $ 10.19       $   10.00     $ 10.19       $   10.00     $ 10.19       $   10.00
Income from investment operations:
  Net investment income (loss).....      (0.07)             --       (0.13)             --       (0.09)             --
  Net realized and unrealized gain
    (loss) on investments..........       4.80            0.19        4.80            0.19        4.77            0.19
                                       -------       ---------     -------       ---------     -------       ---------
Total from investment operations...       4.73            0.19        4.67            0.19        4.68            0.19
Less distributions from:
  Net investment income............         --              --          --              --          --              --
  Net realized gain................         --              --          --              --          --              --
                                       -------       ---------     -------       ---------     -------       ---------
Total distributions................         --              --          --              --          --              --
                                       -------       ---------     -------       ---------     -------       ---------
Net asset value, end of period.....    $ 14.92       $   10.19     $ 14.86       $   10.19     $ 14.87       $   10.19
                                       =======       =========     =======       =========     =======       =========
Total return (%)...................      46.42            1.90       45.83            1.90       45.93            1.90
Ratios to average daily net assets
  (%):
  Expenses(a)(c)...................       1.60            1.60        2.35            2.35        2.35            2.35
  Net investment income
    (loss)(a)(c)...................      (1.19)          (1.60)      (1.98)          (2.35)      (1.90)          (2.35)

                                                              -----------------------------------------------------
                                                                       CLASS I                     CLASS N
                                                              -------------------------   -------------------------
                                                                    PERIOD ENDED                PERIOD ENDED
                                                              -------------------------   -------------------------
                                                              6/30/2000   12/31/1999(B)   6/30/2000   12/31/1999(B)
                                                              ---------   -------------   ---------   -------------
Net asset value, beginning of period........................    $ 10.19       $   10.00     $ 10.19       $   10.00
Income from investment operations:
  Net investment income (loss)..............................      (0.06)             --       (0.03)             --
  Net realized and unrealized gain (loss)
    on investments..........................................       4.81            0.19        4.76            0.19
                                                                -------       ---------     -------       ---------
Total from investment operations............................       4.75            0.19        4.73            0.19
Less distributions from:
  Net investment income.....................................         --              --          --              --
  Net realized gain.........................................         --              --          --              --
                                                                -------       ---------     -------       ---------
Total distributions.........................................         --              --          --              --
                                                                -------       ---------     -------       ---------
Net asset value, end of period..............................    $ 14.94       $   10.19     $ 14.92       $   10.19
                                                                =======       =========     =======       =========
Total return (%)............................................      46.61            1.90       46.42            1.90
Ratios to average daily net assets (%):
  Expenses(a)(c)............................................       1.35            1.35        1.60            1.60
  Net investment income (loss)(a)(c)........................      (0.92)          (1.35)      (1.12)          (1.60)

                                                              ----------------------
                                                                   PERIOD ENDED
                                                              ----------------------
                                                              6/30/2000   12/31/1999
                                                              ---------   ----------
Supplemental data for all classes:
  Net assets at end of period (in thousands)................   $28,933      $6,346
  Portfolio turnover rate (%)(a)............................       525          --

---------------

(a) Rates are annualized.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(c) Without the waiver of expenses in 2000, the expense ratio would have been 2.20%, 2.95%, 2.95%, 1.95% and 2.20% for Classes A, B, C, I and N,
    respectively. The net investment loss would have been (1.80)%, (2.58)%, (2.50)%, (1.52)% and (1.72)% for Classes A, B, C, I and N, respectively.

June 30, 2000                                           William Blair Funds   57

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

INTERNATIONAL GROWTH FUND

                                                                                       CLASS N
                                                    -----------------------------------------------------------------------------
                                                    PERIOD ENDED                       PERIOD ENDED DECEMBER 31,
                                                    ------------       ----------------------------------------------------------
                                                    -----------------------------------------------------------------------------
                                                     6/30/2000          1999         1998         1997         1996         1995
                                                     ---------          ----         ----         ----         ----         ----
Net asset value, beginning of period..............     $24.03          $14.62       $13.14       $13.95       $13.12       $12.36
Income from investment operations:
  Net investment income (loss)....................      (0.01)          (0.04)        0.08         0.07         0.03         0.10
  Net realized and unrealized gain (loss) on
    investments...................................       0.51           13.94         1.43         1.06         1.30         0.79
                                                       ------          ------       ------       ------       ------       ------
Total from investment operations..................       0.50           13.90         1.51         1.13         1.33         0.89
Less distributions from:
  Net investment income...........................         --              --         0.03         0.08         0.07         0.13
  Net realized gain...............................         --            4.49           --         1.86         0.43           --
                                                       ------          ------       ------       ------       ------       ------
Total distributions...............................         --            4.49         0.03         1.94         0.50         0.13
                                                       ------          ------       ------       ------       ------       ------
Net asset value, end of period....................     $24.53          $24.03       $14.62       $13.14       $13.95       $13.12
                                                       ======          ======       ======       ======       ======       ======
Total return (%)..................................       2.04           96.25        11.46         8.39        10.20         7.22
Ratios to average daily net assets (%):
  Expenses(a).....................................       1.61            1.35         1.36         1.43         1.44         1.48
  Net investment income (loss)(a).................      (0.18)          (0.43)        0.09         0.01         0.19         0.87

                                          CLASS A                     CLASS B                     CLASS C
                                 -------------------------   -------------------------   -------------------------
                                       PERIOD ENDED                PERIOD ENDED
                                 -------------------------   -------------------------         PERIOD ENDED
                                 -----------------------------------------------------   -------------------------
                                 6/30/2000   12/31/1999(B)   6/30/2000   12/31/1999(C)   6/30/2000   12/31/1999(C)
                                 ---------   -------------   ---------   -------------   ---------   -------------
Net asset value, beginning of
  period.......................   $24.01        $20.61        $23.98        $21.33        $23.98        $21.33
Income from investment
  operations:
  Net investment income
    (loss).....................    (0.01)        (0.03)        (0.11)        (0.04)        (0.08)        (0.04)
  Net realized and unrealized
    gain (loss) on
    investments................     0.51          7.92          0.51          7.18          0.48          7.18
                                  ------        ------        ------        ------        ------        ------
Total from investment
  operations...................     0.50          7.89          0.40          7.14          0.40          7.14
Less distributions from:
  Net investment income........       --            --            --            --            --            --
  Net realized gain............       --          4.49            --          4.49            --          4.49
                                  ------        ------        ------        ------        ------        ------
Total distributions............       --          4.49            --          4.49            --          4.49
                                  ------        ------        ------        ------        ------        ------
Net asset value, end of
  period.......................   $24.51        $24.01        $24.38        $23.98        $24.38        $23.98
                                  ======        ======        ======        ======        ======        ======
Total return (%)...............     2.00         39.12          1.63         34.28          1.63         34.28
Ratios to average daily net
  assets (%):
  Expenses(a)..................     1.61          1.60          2.36          2.35          2.36          2.35
  Net investment income
    (loss)(a)..................    (0.14)        (1.25)        (0.99)        (1.93)        (0.86)        (1.93)

                                          CLASS I
                                 -------------------------

                                       PERIOD ENDED
                                 -------------------------
                                 6/30/2000   12/31/1999(D)
                                 ---------   -------------
Net asset value, beginning of
  period.......................   $24.03        $20.25
Income from investment
  operations:
  Net investment income
    (loss).....................       --         (0.04)
  Net realized and unrealized
    gain (loss) on
    investments................     0.53          8.31
                                  ------        ------
Total from investment
  operations...................     0.53          8.27
Less distributions from:
  Net investment income........       --            --
  Net realized gain............       --          4.49
                                  ------        ------
Total distributions............       --          4.49
                                  ------        ------
Net asset value, end of
  period.......................   $24.56        $24.03
                                  ======        ======
Total return (%)...............     2.12         41.71
Ratios to average daily net
  assets (%):
  Expenses(a)..................     1.36          1.35
  Net investment income
    (loss)(a)..................    (0.31)        (0.43)

                                                          -----------------------------------------------------------------------
                                                          PERIOD ENDED                   PERIOD ENDED DECEMBER 31,
                                                          ------------    -------------------------------------------------------
                                                           6/30/2000        1999        1998        1997        1996       1995
                                                           ---------        ----        ----        ----        ----       ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)............    $349,121      $302,089    $139,746    $128,747    $105,148    $89,762
  Portfolio turnover rate (%)(a)........................         124           122          98         102          89         77

---------------
(a) Rates are annualized.
(b) For the period October 21, 1999 (Commencement of the Class) to December 31, 1999.
(c) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(d) For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

 58  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

EMERGING MARKETS GROWTH FUND

                                                                           CLASS N
                                                              ----------------------------------
                                                              PERIOD ENDED      PERIOD ENDED
                                                              ------------   -------------------
                                                               6/30/2000      1999    1998(A)(B)
                                                               ---------      ----    ----------
Net asset value, beginning of period........................     $13.64      $ 7.63    $ 10.00
Income from investment operations:
  Net investment income (loss)..............................      (0.02)      (1.12)        --
  Net realized and unrealized gain (loss) on investments
    foreign currency and other assets and liabilities.......      (0.92)       7.17      (2.37)
                                                                 ------      ------    -------
Total from investment operations............................      (0.94)       6.05      (2.37)
Less distributions from:
  Net investment income.....................................         --          --         --
  Net realized gain.........................................         --        0.04         --
                                                                 ------      ------    -------
Total distributions.........................................         --        0.04         --
                                                                 ------      ------    -------
Net asset value, end of period..............................     $12.70      $13.64    $  7.63
                                                                 ======      ======    =======
Total return (%)............................................      (6.89)      79.31     (23.70)
Ratios to average daily net assets (%):
  Expenses(a)(c)............................................       2.06        2.06       2.25
  Net investment income (loss)(a)(c)........................      (0.79)      (0.63)      0.04

                                          CLASS A                     CLASS B                     CLASS C
                                 -------------------------   -------------------------   -------------------------
                                       PERIOD ENDED                PERIOD ENDED                PERIOD ENDED
                                 -------------------------   -------------------------   -------------------------
                                 6/30/2000   12/31/1999(D)   6/30/2000   12/31/1999(D)   6/30/2000   12/31/1999(D)
                                 ---------   -------------   ---------   -------------   ---------   -------------
Net asset value, beginning of
  period.......................   $13.62        $10.85        $13.61        $10.85        $13.62        $10.85
Income from investment
  operations:
  Net investment income
    (loss).....................    (0.02)         0.03         (0.09)         0.02         (0.09)        (0.01)
  Net realized and unrealized
    gain (loss) on
    investments................    (0.91)         2.78         (0.89)         2.78         (0.90)         2.82
                                  ------        ------        ------        ------        ------        ------
Total from investment
  operations...................    (0.93)         2.81         (0.98)         2.80         (0.99)         2.81
Less distributions from:
  Net investment income........       --            --            --            --            --            --
  Net realized gain............       --          0.04            --          0.04            --          0.04
                                  ------        ------        ------        ------        ------        ------
Total distributions............       --          0.04            --          0.04            --          0.04
                                  ------        ------        ------        ------        ------        ------
Net asset value, end of
  period.......................   $12.69        $13.62        $12.63        $13.61        $12.63        $13.62
                                  ======        ======        ======        ======        ======        ======
Total return (%)...............    (6.83)        25.91         (7.20)        25.82         (7.20)        25.91
Ratios to average daily net
  assets (%):
  Expenses(a)(c)...............     2.06          2.00          2.81          2.75          2.81          2.75
  Net investment income
    (loss)(a)(c)...............    (0.51)        (0.52)        (1.36)        (0.21)        (1.27)        (1.53)

                                          CLASS I
                                 -------------------------
                                       PERIOD ENDED
                                 -------------------------
                                 6/30/2000   12/31/1999(E)
                                 ---------   -------------
Net asset value, beginning of
  period.......................   $13.63        $10.30
Income from investment
  operations:
  Net investment income
    (loss).....................    (0.02)        (0.07)
  Net realized and unrealized
    gain (loss) on
    investments................    (0.91)         3.44
                                  ------        ------
Total from investment
  operations...................    (0.93)         3.37
Less distributions from:
  Net investment income........       --            --
  Net realized gain............       --          0.04
                                  ------        ------
Total distributions............       --          0.04
                                  ------        ------
Net asset value, end of
  period.......................   $12.70        $13.63
                                  ======        ======
Total return (%)...............    (6.75)        32.73
Ratios to average daily net
  assets (%):
  Expenses(a)(c)...............     1.81          2.06
  Net investment income
    (loss)(a)(c)...............    (0.33)        (0.63)

                                                              ---------------------------------
                                                              PERIOD ENDED   DECEMBER 31, 1999
                                                              ------------   ------------------
                                                               6/30/2000      1999        1998
                                                               ---------      ----        ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)................     $6,537      $6,028      $3,754
  Portfolio turnover rate (%)(a)............................        160         201         226

---------------
(a) Rates are annualized.
(b) For the period May 1, 1998 (Commencement of Operations) to December 31,
    1998.
(c) Without the waiver of expenses in 2000, the expense ratio would have been 4.80%, 4.80%, 5.55%, 5.55% and 4.55% for Classes N, A, B, C and I,
    respectively. The net investment loss ratio would have been (3.53)%, (3.25)%, (4.10)%, (4.01)% and (3.07)% for Classes N, A, B, C and I,
    respectively.

    Without the waiver of expenses in 1999, the expense ratio would have been 4.53%, 4.46%, 5.21%, 5.21% and 4.53% for Classes N, A, B, C and I,
    respectively. The net investment loss ratio would have been (1.83)%, (3.03)%, (3.78)%, (3.78)% and (1.83)% for Classes N, A, B, C and I,
    respectively.

    Without the waiver of expenses in 1998, the expense ratio would have been 6.35% and the net investment loss ratio would have been 4.06%.

(d) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(e) For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

June 30, 2000                                           William Blair Funds   59

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

DISCIPLINED LARGE CAP FUND

                                                    CLASS A                     CLASS B                     CLASS C
                                           -------------------------   -------------------------   -------------------------
                                                 PERIOD ENDED                PERIOD ENDED                PERIOD ENDED
                                           -------------------------   -------------------------   -------------------------
                                           6/30/2000   12/31/1999(B)   6/30/2000   12/31/1999(B)   6/30/2000   12/31/1999(B)
                                           ---------   -------------   ---------   -------------   ---------   -------------
Net asset value, beginning of period.....   $10.12        $10.00        $10.12        $10.00        $10.12        $10.00
Income from investment operations:
  Net investment income (loss)...........    (0.01)           --         (0.05)           --         (0.05)           --
  Net realized and unrealized gain (loss)
    on investments.......................     0.02          0.12          0.03          0.12          0.03          0.12
                                            ------        ------        ------        ------        ------        ------
Total from investment operations.........     0.01          0.12         (0.02)         0.12         (0.02)         0.12
Less distributions from:
  Net investment income..................       --            --            --            --            --            --
  Net realized gain......................       --            --            --            --            --            --
                                            ------        ------        ------        ------        ------        ------
Total distributions......................       --            --            --            --            --            --
                                            ------        ------        ------        ------        ------        ------
Net asset value, end of period...........   $10.13        $10.12        $10.10        $10.12        $10.10        $10.12
                                            ======        ======        ======        ======        ======        ======
Total return (%).........................     0.10          1.20         (0.20)         1.20         (0.20)         1.20
Ratios to average daily net assets (%):
  Expenses(a)(c).........................     1.25          1.25          2.00          2.00          2.00          2.00
  Net investment income (loss)(a)(c).....    (0.28)        (0.27)        (1.04)        (0.96)        (1.05)        (0.96)

                                                                       CLASS I                     CLASS N
                                                              -------------------------   -------------------------
                                                                    PERIOD ENDED                PERIOD ENDED
                                                              -------------------------   -------------------------
                                                              6/30/2000   12/31/1999(B)   6/30/2000   12/31/1999(B)
                                                              ---------   -------------   ---------   -------------
Net asset value, beginning of period........................   $10.12        $10.00        $10.12        $10.00
Income from investment operations:
  Net investment income (loss)..............................       --            --         (0.01)           --
  Net realized and unrealized gain (loss) on investments....     0.03          0.12          0.03          0.12
                                                               ------        ------        ------        ------
Total from investment operations............................     0.03          0.12          0.02          0.12
Less distributions from:
  Net investment income.....................................       --            --            --            --
  Net realized gain.........................................       --            --            --            --
                                                               ------        ------        ------        ------
Total distributions.........................................       --            --            --            --
                                                               ------        ------        ------        ------
Net asset value, end of period..............................   $10.15        $10.12        $10.14        $10.12
                                                               ======        ======        ======        ======
Total return (%)............................................     0.30          1.20          0.20          1.20
Ratios to average daily net assets (%):
  Expenses(a)(c)............................................     1.00          1.00          1.25          1.25
  Net investment income (loss)(a)(c)........................    (0.04)         0.04         (1.06)        (0.21)

                                                              -------------------------
                                                                    PERIOD ENDED
                                                              -------------------------
                                                              6/30/2000    12/31/1999
                                                              ---------    ----------
Supplemental data for all classes:
  Net assets at end of period (in thousands)................   $4,320        $1,518
  Portfolio turnover rate (%)(a)............................       48           0.5

---------------

(a) Rates are annualized.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(c) Without the waiver of expenses in 2000, the expense ratio would have been 7.64%, 8.39%, 8.39%, 7.39% and 7.64% for Classes A, B, C, I and N,
    respectively. The net investment loss ratio would have been (6.67)%, (7.44)%, (7.44)%, (6.43)% and (7.46)% for Classes A, B, C, I and N,
    respectively.

 60  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

VALUE DISCOVERY FUND

                                                                                     CLASS N
                                                            ---------------------------------------------------------
                                                            PERIOD ENDED            PERIOD ENDED DECEMBER 31,
                                                            ------------     ----------------------------------------
                                                             06/30/2000       1999       1998       1997      1996(B)
                                                             ----------       ----       ----       ----      -------
Net asset value, beginning of period......................     $13.66        $12.96     $12.97     $10.00     $10.00
Income from investment operations:
  Net investment income (loss)............................       0.06          0.10       0.09       0.03         --
  Net realized and unrealized gain (loss) on
    investments...........................................       1.55          0.69      (0.01)      3.31         --
                                                               ------        ------     ------     ------     ------
Total from investment operations..........................       1.61          0.79       0.08       3.33         --
Less distributions from:
  Net investment income...................................         --          0.09       0.09       0.02         --
  Net realized gain.......................................         --            --         --       0.34         --
                                                               ------        ------     ------     ------     ------
Total distributions.......................................         --          0.09       0.09       0.36         --
                                                               ------        ------     ------     ------     ------
Net asset value, end of period............................     $15.27        $13.66     $12.96     $12.97     $10.00
                                                               ======        ======     ======     ======     ======
Total return (%)..........................................      11.79          6.10       0.66      33.46         --
Ratios to average daily net assets (%):
  Expenses(a)(c)..........................................       1.64          1.35       1.52       1.50         --
  Net investment income (loss)(a)(c)......................       0.14          0.78       0.76       0.29         --

                                         CLASS A                     CLASS B                     CLASS C
                                -------------------------   -------------------------   -------------------------
                                      PERIOD ENDED                PERIOD ENDED                PERIOD ENDED
                                -------------------------   -------------------------   -------------------------
                                6/30/2000   12/31/1999(D)   6/30/2000   12/31/1999(D)   6/30/2000   12/31/1999(E)
                                ---------   -------------   ---------   -------------   ---------   -------------
Net asset value, beginning of
  period......................   $13.72        $12.60        $13.72        $12.60        $13.72        $12.67
Income from investment
  operations:
  Net investment income
    (loss)....................     0.01          0.02         (0.01)         0.02         (0.03)         0.02
  Net realized and unrealized
    gain (loss) on
    investments...............     1.61          1.12          1.57          1.11          1.59          1.04
                                 ------        ------        ------        ------        ------        ------
Total from investment
  operations..................     1.62          1.14          1.56          1.13          1.56          1.06
Less distributions from:
  Net investment income.......       --          0.02            --          0.01            --          0.01
  Net realized gain...........       --            --            --            --            --            --
                                 ------        ------        ------        ------        ------        ------
Total distributions...........       --          0.02            --          0.01            --          0.01
                                 ------        ------        ------        ------        ------        ------
Net asset value, end of
  period......................   $15.34        $13.72        $15.28        $13.72        $15.28        $13.72
                                 ======        ======        ======        ======        ======        ======
Total return (%)..............    11.81          9.01         11.37          8.95         11.37          8.37
Ratios to average daily net
  assets (%):
  Expenses(a)(c)..............     1.64          1.64          2.39          2.39          2.39          2.39
  Net investment income
    (loss)(a)(c)..............     0.18          1.28         (0.38)         0.31         (0.54)         1.53

                                         CLASS I
                                -------------------------
                                      PERIOD ENDED
                                -------------------------
                                6/30/2000   12/31/1999(F)
                                ---------   -------------
Net asset value, beginning of
  period......................   $13.64        $12.36
Income from investment
  operations:
  Net investment income
    (loss)....................     0.03          0.10
  Net realized and unrealized
    gain (loss) on
    investments...............     1.60          1.28
                                 ------        ------
Total from investment
  operations..................     1.63          1.38
Less distributions from:
  Net investment income.......       --          0.10
  Net realized gain...........       --            --
                                 ------        ------
Total distributions...........       --          0.10
                                 ------        ------
Net asset value, end of
  period......................   $15.27        $13.64
                                 ======        ======
Total return (%)..............    11.95         11.18
Ratios to average daily net
  assets (%):
  Expenses(a)(c)..............     1.39          1.35
  Net investment income
    (loss)(a)(c)..............     0.41          0.78

                                                           ---------------------------------------------------------
                                                           PERIOD ENDED            PERIOD ENDED DECEMBER 31,
                                                           ------------     ----------------------------------------
                                                            06/30/2000       1999        1998        1997       1996
                                                            ----------       ----        ----        ----       ----
Supplemental data for all classes:
Net assets at end of period (in thousands)...............    $61,175        $48,423     $44,675     $30,354      $2
Portfolio turnover rate (%)(a)...........................         62             65          78          49      --

---------------
(a) Rates are annualized.
(b) For the period December 23, 1996 (Commencement of Operations) to December 31, 1996.
(c) Without the waiver of expenses in 2000, the expense ratio would have been 1.87%, 1.87%, 2.62%, 2.62%, and 1.62% for Classes N, A, B, C, and I,
    respectively. The net investment income (loss) ratio would have been (.09)%, (.05)%, (.61)%, (.77)% and .18% for Classes N, A, B, C, and I, respectively.

    Without the waiver of expenses in 1999, the expense ratio would have been 1.38%, 1.67%, 2.42%, 2.42% and 1.38% for Classes N, A, B, C and I,
    respectively. The net investment income ratio would have been .75%, 1.25%, .28%, 1.50% and .75% for Classes N, A, B, C and I, respectively.

    Without the waiver of expenses in 1998, the expense ratio would have been 6.35% and the net investment loss ratio would have been 4.06%. Without the waiver of expenses in 1997, the expense ratio would have been 1.78%, and the net investment income ratio would have been .016%.
(d) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(e) For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.
(f) For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

June 30, 2000                                           William Blair Funds   61

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

INCOME FUND

                                                                                                                CLASS N
                                                              ---------------------------------------------------------
                                                              PERIOD ENDED                    PERIOD ENDED DECEMBER 31,
                                                              ------------   ------------------------------------------
                                                               6/30/2000      1999     1998     1997     1996     1995
                                                               ---------      ----     ----     ----     ----     ----
Net asset value, beginning of period........................     $ 9.92      $10.49   $10.41   $10.27   $10.57   $ 9.85
Income from investment operations:
  Net investment income (loss)..............................       0.39        0.62     0.64     0.66     0.62     0.65
  Net realized and unrealized gain (loss) on investments....      (0.01)      (0.59)    0.08     0.14    (0.31)    0.73
                                                                 ------      ------   ------   ------   ------   ------
Total from investment operations............................       0.38        0.03     0.72     0.80     0.31     1.38
Less distributions from:
  Net investment income.....................................       0.34        0.60     0.64     0.66     0.61     0.66
  Net realized capital gain.................................         --          --       --       --       --       --
                                                                 ------      ------   ------   ------   ------   ------
Total distributions.........................................       0.34        0.60     0.64     0.66     0.61     0.66
                                                                 ------      ------   ------   ------   ------   ------
Net asset value, end of period..............................     $ 9.96      $ 9.92   $10.49   $10.41   $10.27   $10.57
                                                                 ======      ======   ======   ======   ======   ======
Total return (%)............................................       3.37        0.34     7.07     8.03     3.07    14.37
Ratios to average daily net assets (%):
  Expenses(a)...............................................       0.89        0.70     0.71     0.71     0.70     0.68
  Net investment income (loss)(a)...........................       6.28        6.03     6.81     6.40     5.97     6.24

                                             CLASS A                     CLASS B                     CLASS C
                                    -------------------------   -------------------------   -------------------------
                                                 PERIOD ENDED                PERIOD ENDED                PERIOD ENDED
                                    -------------------------   -------------------------   -------------------------
                                    6/30/2000   12/31/1999(B)   6/30/2000   12/31/1999(C)   6/30/2000   12/31/1999(D)
                                    ---------   -------------   ---------   -------------   ---------   -------------
Net asset value, beginning of
  period..........................    $9.94         $9.95         $9.94        $10.05         $9.93        $10.06
Income from investment operations:
  Net investment income (loss)....     0.37          0.07          0.29          0.06          0.32          0.08
  Net realized and unrealized gain
    (loss) on investments.........     0.02         (0.01)         0.05         (0.11)         0.02         (0.13)
                                     ------        ------        ------        ------         -----        ------
Total from investment
  operations......................     0.39          0.06          0.34         (0.05)         0.34         (0.05)
Less distributions from:
  Net investment income...........     0.30          0.07          0.27          0.06          0.29          0.08
  Net realized gain...............       --            --            --            --            --            --
                                     ------        ------        ------        ------         -----        ------
Total distributions...............     0.30          0.07          0.27          0.06          0.29          0.08
                                     ------        ------        ------        ------         -----        ------
Net asset value, end of period....   $10.03         $9.94        $10.01         $9.94         $9.98         $9.93
                                     ======        ======        ======        ======         =====        ======
Total return (%)..................     3.42          0.63          3.01         (0.51)         2.92         (0.53)
Ratios to average daily net assets
  (%):
  Expenses (a)....................     0.99          0.99          1.74          1.77          1.74          1.71
  Net investment income (loss)
    (a)...........................     6.26          5.78          5.56          4.91          5.48          5.11

                                             CLASS I
                                    -------------------------
                                                 PERIOD ENDED
                                    -------------------------
                                    6/30/2000   12/31/1999(E)
                                    ---------   -------------
Net asset value, beginning of
  period..........................    $9.91        $10.05
Income from investment operations:
  Net investment income (loss)....     0.39          0.62
  Net realized and unrealized gain
    (loss) on investments.........       --         (0.15)
                                      -----        ------
Total from investment
  operations......................     0.39          0.47
Less distributions from:
  Net investment income...........     0.34          0.61
  Net realized gain...............       --            --
                                      -----        ------
Total distributions...............     0.34          0.61
                                      -----        ------
Net asset value, end of period....    $9.96         $9.91
                                      =====        ======
Total return (%)..................     3.48          0.30
Ratios to average daily net assets
  (%):
  Expenses (a)....................     0.74          0.70
  Net investment income (loss)
    (a)...........................     6.46          6.03

                                                              -------------------------------------------------------------------
                                                              PERIOD ENDED                         PERIOD ENDED DECEMBER 31, 2000
                                                              ------------   ----------------------------------------------------
                                                               6/30/2000       1999       1998       1997       1996       1995
                                                               ---------       ----       ----       ----       ----       ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)................    $164,451     $173,375   $188,051   $160,055   $150,006   $147,370
  Portfolio turnover rate (%)(a)............................          72           66         96         83         66         54

---------------
(a) Rates are annualized.
(b) For the period October 25, 1999 (Commencement of the Class) to December 31, 1999.
(c) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(d) For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.
(e) For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

 62  Semi-Annual Report                                            June 30, 2000

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

READY RESERVES FUND

                                                -----------------------------------------------------------------------
                                                PERIOD ENDED             CLASS N FOR YEARS ENDED DECEMBER 31,
                                                ------------   --------------------------------------------------------
                                                 6/30/2000        1999         1998        1997       1996       1995
                                                 ---------        ----         ----        ----       ----       ----
Net asset value, beginning of period..........   $     1.00    $     1.00   $     1.00   $   1.00   $   1.00   $   1.00
Income from investment operations:
  Net investment income (loss)................         0.03          0.05         0.05       0.05       0.05       0.05
                                                 ----------    ----------   ----------   --------   --------   --------
         Total from investment operations.....         0.03          0.05         0.05       0.05       0.05       0.05
Less distributions from:
  Net investment income.......................         0.03          0.05         0.05       0.05       0.05       0.05
                                                 ----------    ----------   ----------   --------   --------   --------
         Total distributions..................         0.03          0.05         0.05       0.05       0.05       0.05
                                                 ----------    ----------   ----------   --------   --------   --------
Net asset value, end of period................   $     1.00    $     1.00   $     1.00   $   1.00   $   1.00   $   1.00
                                                 ==========    ==========   ==========   ========   ========   ========
         Total return (%).....................         2.79          4.63         4.98       5.04       4.81       5.45
Ratios to average daily net assets (%):
  Expenses(a).................................         0.69          0.72         0.69       0.70       0.71       0.72
  Net investment income (loss)(a).............         5.52          4.52         4.87       4.92       4.78       5.30
Supplemental data:
  Net assets at end of period (in
    thousands)................................   $1,164,264    $1,052,803   $1,189,051   $904,569   $760,808   $703,993

---------------

(a) Rates are annualized.

June 30, 2000                                           William Blair Funds   63

 ...............................................................................
BOARD OF TRUSTEES
 ...............................................................................

CONRAD FISCHER, CHAIRMAN
Principal, William Blair & Company, L.L.C.

J. GRANT BEADLE
Retired Chairman and CEO, Union Special Corporation

THEODORE A. BOSLER
Retired Principal and Vice President, Lincoln Capital Management Company

JOHN P. KAYSER
Principal, William Blair & Company, L.L.C.

ANN P. MCDERMOTT
Director and Trustee
Profit and not-for-profit organizations

JOHN B. SCHWEMM
Retired Chairman and CEO, R.R. Donnelley & Sons Company

ROBERT E. WOOD II
Retired Executive Vice President, Morgan Stanley Dean Witter
--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------
Rocky Barber, Chief Executive Officer
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
John F. Jostrand, Senior Vice President
Stan Kirtman, Senior Vice President
Glen A. Kleczka, Senior Vice President
Gretchen S. Lash, Senior Vice President
Bentley M. Myer, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Michelle R. Seitz, Senior Vice President
Karl W. Brewer, Vice President
Michael A. Jancosek, Vice President
James S. Kaplan, Vice President
Terence M. Sullivan, Vice President and Treasurer
Jeffrey A. Urbina, Vice President
Colette M. Garavalia, Secretary
Janet V. Gassmann, Assistant Secretary

INVESTMENT ADVISER
William Blair & Company, L.L.C.

TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 9104
Boston, MA02266-9104
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz

  64 Date of First Use - August, 2000.

[William Blair Logo] William Blair Funds
                     -------------------
                     A TRADITION OF GROWTH

                                    GROWTH FUNDS
                                    Growth Fund
                                    Tax-Managed Growth Fund
                                    Large Cap Growth Fund
                                    Small Cap Growth Fund
                                    International Growth Fund
                                    Emerging Markets Growth Fund

                                    OTHER FUNDS
                                    Disciplined Large Cap Fund
                                    Value Discovery Fund
                                    Income Fund
                                    Ready Reserves Fund

222 West Adams Street - Chicago, Illinois 60606 - 800.742.7272 - www.wmblair.com William Blair & Company, L.L.C. Distributors